UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Duke Realty Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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600 East 96th Street

Suite 100

Indianapolis, Indiana 46240

(317) 808-6000

March 12, 2014

Dear Shareholder:

The Board of Directors and officers of Duke Realty Corporation join me in extending to you a cordial invitation to attend our annual meeting of shareholders. This meeting will be held on Wednesday, April 30, 2014, at 3:00 p.m. local time, at the Renaissance Indianapolis North Hotel, 11925 N. Meridian Street, Carmel, Indiana 46032. To reserve your seat at the annual meeting, please call 1-800-875-3366 or send an e-mail to ir@dukerealty.com. As in past years, we believe that both the shareholders and management of Duke Realty Corporation can gain much through participation at this meeting. Our objective is to make it as informative and interesting as possible.

This year we again are pleased to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their shareholders over the Internet. We believe that this e-proxy process will expedite shareholders’ receipt of proxy materials, while lowering the costs of delivery and reducing the environmental impact of our annual meeting. On March 12, 2014, we mailed to a majority of our shareholders a notice containing instructions on how to access our proxy statement and 2013 Annual Report to shareholders and how to vote online. All other shareholders will receive these materials by mail. The proxy statement contains instructions on how you can (i) receive a paper copy of the proxy statement and 2013 Annual Report, if you only received a notice by mail, or (ii) elect to receive your proxy statement and 2013 Annual Report over the Internet, if you received them by mail this year.

Whether or not you plan to attend the annual meeting, we urge you to vote promptly by mail, by telephone or on the Internet in order to ensure that we record your votes on the business matters presented at the annual meeting.

We look forward to seeing you on April 30th.

Sincerely,

Dennis D. Oklak

Chairman and Chief Executive Officer

600 East 96th Street

Suite 100

Indianapolis, Indiana 46240

(317) 808-6000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held April 30, 2014

Notice is hereby given that the 2014 Annual Meeting of Shareholders, or the Annual Meeting, of Duke Realty Corporation, or the Company, will be held at the Renaissance Indianapolis North Hotel, 11925 N. Meridian Street, Carmel, Indiana 46032, on Wednesday, April 30, 2014, at 3:00 p.m. local time. At the Annual Meeting, the shareholders will be asked to act on the following:

1. To elect thirteen directors to serve on the Company’s Board of Directors for a one-year term ending at the 2015 Annual Meeting of Shareholders;

2. To vote on a non-binding resolution to approve the compensation of the Company’s executive officers for 2013;

3. To ratify the reappointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year 2014;

4. To approve three proposals to amend our articles of incorporation, including to:

•	increase the number of shares of common stock that we are authorized to issue;

•	establish certain detailed stock ownership and transfer restrictions intended to enable the Company to better protect our status as a real estate investment trust, or REIT; and

•	eliminate certain references or sections that are no longer applicable and make other ministerial changes;

5. To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals; and

6. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only shareholders of record at the close of business on Monday, February 24, 2014 are entitled to notice of and to vote at the Annual Meeting or at any adjournments or postponements thereof. At least a majority of the outstanding shares of common stock of the Company entitled to vote at the Annual Meeting present in person or by proxy is required for a quorum.

YOUR VOTE IS IMPORTANT!

Submitting your proxy does not affect your right to vote in person if you attend the Annual Meeting. Instead, it benefits the Company by reducing the expenses of additional proxy solicitation. Therefore, you are urged to submit your proxy as soon as possible, regardless of whether or not you expect to attend the Annual Meeting. You may revoke your proxy at any time before its exercise by (i) delivering written notice of revocation to the Company’s Corporate Secretary, Ann C. Dee, at the above address, (ii) submitting to the Company a duly executed proxy card bearing a later date, (iii) voting via the Internet or by telephone at a later date, or (iv) appearing at the Annual Meeting and voting in person; provided, however, that no such revocation under clause (i) or (ii) shall be effective until written notice of revocation or a later dated proxy card is received by the Company’s Corporate Secretary at or before the Annual Meeting, and no such revocation under clause (iii) shall be effective unless received on or before 11:59 p.m., Indianapolis local time, on April 29, 2014.

When you submit your proxy, you authorize Dennis D. Oklak and Ann C. Dee or either one of them, each with full power of substitution, to vote your shares at the Annual Meeting in accordance with your instructions or, if no instructions are given, to vote for the election of the director nominees, for approval of the compensation of the Company’s executive officers, for the appointment of the independent auditors for 2014, and to vote on any adjournments or postponements of the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting to be Held on April 30, 2014

The Company’s proxy statement, proxy card and 2013 Annual Report are available at http://www.proxyvote.com.

By order of the Board of Directors,

Ann C. Dee

Executive Vice President, General Counsel and Corporate Secretary

Indianapolis, Indiana

March 12, 2014

2014 Proxy Summary

This summary highlights information contained elsewhere in this proxy statement, or the Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

General

The Board of Directors of Duke Realty Corporation, or the Company, is soliciting proxies to be voted at its 2014 Annual Meeting of Shareholders, or the Annual Meeting. The Proxy Statement summarizes the information shareholders need to know to vote by proxy or in person at the Annual Meeting. Shareholders do not need to attend the Annual Meeting in person in order to vote. Voting instructions are below.

Annual Meeting of Shareholders

• Time and Date	3:00 p.m. local time, April 30, 2014

• Place	Renaissance Indianapolis North Hotel, 11925 N. Meridian Street, Carmel, Indiana 46032

• Record Date	Monday, February 24, 2014

• Voting	All shareholders of record as of the close of business on the Record Date are entitled to vote at the Annual Meeting. Each share of common stock outstanding on the Record Date is entitled to one vote on each item submitted for consideration. In order for any business to be conducted, the holders of a majority of the shares of common stock entitled to vote at the Annual Meeting must be present, either in person or represented by proxy. For the purpose of determining the presence of a quorum, abstentions and broker non-votes (which occur when shares held by brokers or nominees for beneficial owners are voted on some matters but not on others) generally will be counted as present. As of the Record Date, 327,037,098 shares of common stock were issued and outstanding. There were also 4,386,909 outstanding limited partnership units in our operating partnership, Duke Realty Limited Partnership, or the Operating Partnership. All such units are convertible into shares of the Company’s common stock at a 1:1 ratio.

Meeting Agenda

•	Election of thirteen directors

•	Advisory vote on executive compensation

•	Ratification of KPMG as auditors for 2014

•	Approval of three proposals to amend our articles of incorporation

•	Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals

•	Transaction of other business that may properly come before the meeting

Voting

Listed below are the alternatives for casting votes at the Annual Meeting.

By Mail:	Vote, sign and date your proxy card and mail it in the postage-paid envelope.

In Person:	Vote at the Annual Meeting. For driving directions to the Annual Meeting, please call 1-800-875-3366.

By Telephone:	Call toll-free 1-800-690-6903 and follow the instructions. You will be prompted for certain information that can be found on your proxy card.

Via Internet:	Log on to http://www.proxyvote.com and follow the on-screen instructions. You will be prompted to enter certain information that can be found on your proxy card.

Note: Please refer to the specific instructions set forth on the Notice or printed proxy materials.

If you have shares held by a broker, you may instruct your broker to vote your shares by following the instructions that the broker provides to you. Most brokers offer voting by mail, telephone and on the Internet.

When you return a properly executed proxy card, the Company will vote the shares that the proxy card represents in accordance with your directions. If you return the signed proxy card with no direction on a proposal, the Company will vote your proxy “FOR” Proposals One, Two and Three, each of the proposals to amend our articles of incorporation set forth in Proposal Four, and Proposal Five.

You may revoke your proxy at any time before its exercise by:

(i)	delivering written notice of revocation to the Company’s Corporate Secretary, Ann C. Dee, at 600 East 96th Street, Suite 100, Indianapolis, Indiana 46240;

(ii)	submitting to the Company a duly executed proxy card bearing a later date;

(iii)	voting via the Internet or by telephone at a later date; or

(iv)	appearing at the Annual Meeting and voting in person.

provided, however, that no such revocation under clause (i) or (ii) shall be effective until written notice of revocation or a later dated proxy card is received by the Company’s Corporate Secretary at or before the Annual Meeting, and no such revocation under clause (iii) shall be effective unless received on or before 11:59 p.m., Indianapolis local time, on April 29, 2014.

Voting Matters

	Board Vote Recommendation	Page Reference (for more detail)
Election of Directors	FOR EACH DIRECTOR NOMINEE	6
Advisory Vote on Executive Compensation	FOR	24
Ratification of KPMG as auditors for 2014	FOR	55
Approval of Three Proposals to Amend Our Articles of Incorporation	FOR	56
Approval of Adjournment of the Annual Meeting, if Necessary to Solicit Additional Proxies	FOR	63

Board Nominees

We are asking shareholders to elect thirteen directors to serve for a one-year term that will expire at the Company’s 2015 Annual Meeting or until their successors have been elected and qualified. The biographical information of each director nominee begins on page 6. Each director nominee is elected annually by the affirmative vote of at least a majority of the shareholders present in person or represented by proxy and entitled to vote for the election of directors. An abstention will result in a nominee receiving fewer votes and therefore will have the same effect as a vote against the nominee. Broker non-votes are not considered entitled to vote and therefore will not have an impact on the election of directors.

Executive Compensation Advisory Vote

We are asking shareholders to approve, on an advisory basis, our named executive officer compensation as discussed and disclosed in this Proxy Statement, including the Compensation Discussion and Analysis beginning on page 25 and the tables and narratives that follow under Executive Compensation beginning on page 42. The non-binding resolution to approve the compensation of the Company’s executive officers will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes will not be treated as votes cast and therefore will not affect the outcome.

We have designed our executive compensation program to attract and retain the highest quality executive officers, directly link their pay to the Company’s performance, and build value for our shareholders. Our program provides total compensation opportunities at levels that are competitive in our industry, ties a significant portion of each executive’s compensation to his or her individual performance and contribution to achieving our key business objectives, and closely aligns the interests of our executives with the interests of our shareholders. In sum, our compensation is designed to reward executives when the Company achieves strong financial and operational results, and likewise to provide reduced pay when financial and operating results are not as strong or when our stock price decreases. We believe the 2013 compensation of our named executive officers is reflective of and consistent with that intent.

Auditors

We are asking shareholders to ratify the reappointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year 2014. In order to ratify the selection of KPMG, the votes cast in favor of the proposal must exceed the votes cast against the proposal. Abstentions and broker non-votes will not be treated as votes cast and therefore will not affect the outcome. The ratification of the selection of KPMG as the Company’s independent registered public accountants for 2014 will be deemed to be a discretionary matter and brokers will be permitted to vote uninstructed shares as to such matter. Set forth below is summary information with respect to KPMG’s fees for services provided in 2013 and 2012.

Audit Fees:    $1,207,969 for 2013 and $1,136,391 for 2012.

Audit-Related Fees:    $49,500 for 2013 and $46,062 for 2012. These fees include employee benefit plan audits and other accounting related consultation.

Tax Fees:    $11,792 for 2013 and $2,100 for 2012. These fees include services for various tax consulting matters.

All Other Fees:    None.

Three Proposals to Amend Our Articles of Incorporation

We are asking shareholders to approve three proposals to amend our articles of incorporation to:

•	increase the number of shares of common stock that we are authorized to issue;

•	establish certain detailed stock ownership and transfer restrictions intended to enable the Company to better protect our status as a real estate investment trust, or REIT; and

•	eliminate certain references or sections that are no longer applicable and make other ministerial changes.

The proposed amendments to our articles of incorporation will be reflected in our Fifth Amended and Restated Articles of Incorporation, the form of which is attached to this Proxy Statement as Appendix A, or the Fifth Amended Articles.

Approval of each of the proposals to increase the number of shares of common stock and to make certain ministerial changes requires the votes cast in favor of the proposal to exceed the votes cast against the proposal. The proposal to establish detailed stock ownership and transfer restrictions requires the approval of 80% of the Company’s issued and outstanding shares. Abstentions and broker non-votes will not be treated as votes cast and therefore will not affect the outcome of the proposals to increase the number of shares of common stock and to make certain ministerial changes to our articles of incorporation. Abstentions and broker non-votes will have the same effect as votes against the proposal to establish detailed stock ownership and transfer restrictions.

Adjournment of the Annual Meeting

We are asking shareholders to approve an adjournment of the Annual Meeting, if necessary, to enable the Board of Directors to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals. In order to approve the adjournment of the Annual Meeting, the votes cast in favor of the proposal must exceed the votes cast against the proposal. Abstentions and broker non-votes will not be treated as votes cast and therefore will not affect the outcome.

Other

Your proxy gives discretionary authority to Dennis D. Oklak and Ann C. Dee with respect to any other matters that might be brought before the Annual Meeting. Those persons intend to vote your proxy in accordance with their best judgment.

If any shareholder proposal is properly presented at the Annual Meeting, the shareholder proposal will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. An abstention is not treated as a vote cast and therefore will not affect the outcome. Broker non-votes will be treated as not entitled to vote on the proposal and therefore will not affect the outcome.

2015 Annual Meeting

The deadline for shareholder proposals for the 2015 annual meeting of shareholders is November 12, 2014.

Shareholder proposals should be submitted in writing to the Company (Attention: Ann C. Dee, Corporate Secretary).

Mailing Date/Internet Availability of Proxy Materials

This Proxy Statement, the enclosed proxy card and our 2013 Annual Report or a Notice of Internet Availability of Proxy Materials, or the Notice, were mailed to shareholders beginning on or about March 12, 2014. The Notice contains instructions on how to access the proxy materials online. Shareholders who received the Notice by mail will not receive a printed copy of the proxy materials in the mail unless they request a copy in the manner described in the Notice. All shareholders will be able to access the proxy materials on a website referred to in the Notice and this Proxy Statement and will be able to request to receive a printed set of the proxy materials by mail or electronically, in either case, free of charge.

In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit proxies by telephone, facsimile, e-mail or personal interviews without additional compensation. It is also contemplated that brokerage houses will forward the proxy materials to shareholders at the request of the Company. Receipt of more than one proxy card indicates that a shareholder has multiple accounts at the transfer agent or with stockbrokers. Shareholders should complete and return all proxy cards received to ensure that all of their shares are voted.

Shareholders of record that desire to receive future proxy statements and annual reports electronically should log on to http://www.proxyvote.com and follow the instructions to vote using the Internet and, when prompted, indicate that they agree to receive or access proxy materials electronically in future years. Shareholders will need to refer to the Company number and control number found on the proxy card. Shareholders may cancel this electronic enrollment if they later wish to receive proxy statements and annual reports by regular mail.

Proxy Solicitation

The Company will bear the cost of preparing, printing, assembling and mailing the Notice, Proxy Statement, proxy card and other materials that may be sent to shareholders in connection with this solicitation. The Company also may reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses incurred in forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

Corporate Secretary

The Company’s Corporate Secretary may be contacted by sending correspondence to: 600 East 96th Street, Suite 100, Indianapolis, Indiana 46240, Attn: Corporate Secretary.

Additional Information

The Company’s website is located at http://www.dukerealty.com. Although the information contained on the Company’s website is not part of this Proxy Statement, you can view additional information on the website, such as the Company’s Code of Conduct, corporate governance guidelines, charters of the committees of the Board of Directors and reports that the Company files and furnishes with the Securities and Exchange Commission, or SEC. A copy of the Company’s Code of Conduct, corporate governance guidelines and charters of the committees of the Board of Directors also may be obtained by written request addressed to Duke Realty Corporation, 600 East 96th Street, Suite 100, Indianapolis, Indiana 46240, Attention: Investor Relations.

PROPOSAL ONE: ELECTION OF THIRTEEN DIRECTORS TO SERVE

ON THE COMPANY’S BOARD OF DIRECTORS FOR A ONE-YEAR TERM

ENDING ON THE DATE OF THE COMPANY’S 2015 ANNUAL MEETING

The Board of Directors currently consists of twelve members. On January 29, 2014, based on the recommendation of the Corporate Governance Committee, the Board of Directors approved an increase in the size of the Board of Directors from twelve directors to thirteen directors, effective as of the date of the Annual Meeting, and nominated the twelve existing directors serving for re-election along with Mr. Michael E. Szymanczyk for election to serve for a one-year term that will expire at the Company’s 2015 Annual Meeting or until their successors have been elected and qualified. The Board of Directors has also designated Dennis D. Oklak to continue to serve as Chairman of the Board of Directors, subject to his re-election as a director by shareholders.

The Board of Directors believes that all of the nominees for director will be available for election. However, if a nominee is unavailable for election, the proxy holders may vote for another nominee proposed by the Board of Directors. If the Board of Directors does not propose another director nominee prior to or at the Annual Meeting, the Board of Directors, by resolution, may reduce the number of directors to be elected at the Annual Meeting. Each nominee has agreed to be named in this Proxy Statement and to serve if elected.

The election of each director requires the affirmative vote of at least a majority of the shareholders present in person or represented by proxy and entitled to vote for the election of directors. An abstention will result in a nominee receiving fewer votes and therefore will have the same effect as a vote against the nominee. Broker non-votes are not considered entitled to vote and therefore will not have an impact on the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE NOMINEES NAMED BELOW FOR DIRECTOR.

NOMINEES FOR ELECTION AS DIRECTORS

The following paragraphs give the name and age of each director nominee, the tenure of each director nominee on the Board of Directors, the committees of the Board of Directors on which each director nominee serves, the particular experience, skills and qualifications that were instrumental in the Corporate Governance Committee’s determination that each director nominee should serve as a director of the Company, each director nominee’s business experience over the last five years or more and the public company boards of directors on which each director nominee has served over the last five years.

Thomas J. Baltimore, Jr., Age 50

Director Since: 2009

Board Committee: Corporate Governance

Qualifications: Mr. Baltimore brings finance, accounting, investments, real estate, development, hospitality industry, and executive leadership expertise to the Board of Directors.

Mr. Baltimore is President and Chief Executive Officer of RLJ Lodging Trust, a publicly-traded lodging REIT. In May 2011, Mr. Baltimore led the roll-up and merger of RLJ Development, LLC, a privately-held real estate investment firm, with its two affiliated private equity funds, and the subsequent initial public offering of RLJ Lodging Trust. Mr. Baltimore was the Co-Founder and President of RLJ Development, LLC, with direct day-to-day responsibility for company operations since its inception in 2000. Prior to founding RLJ Development, LLC, Mr. Baltimore was with Hilton Hotels Corporation as a Vice President, Development and Finance (1999 to 2000) and a Vice President of Gaming Development (1997 to 1998). Mr. Baltimore currently serves as a director for RLJ Lodging Trust and Prudential Financial, Inc., a publicly-traded financial services company.

William Cavanaugh III, Age 75

Director Since: 1999; Lead director

Board Committee: Corporate Governance, Chairman

Qualifications: Mr. Cavanaugh, who served as the Chief Executive Officer of Progress Energy, Inc., a publicly-traded energy company, for eight years, brings corporate finance, operations, nuclear energy industry, public company, and executive leadership expertise to the Board of Directors.

Mr. Cavanaugh served as the Chairman of the World Association of Nuclear Operators (WANO) from 2004 until 2009. He retired as Chairman of Progress Energy, Inc. in 2004 and as Chief Executive Officer of Progress Energy, Inc. in 2004, posts he had held since 1999 and 1996, respectively.

Alan H. Cohen, Age 66

Director Since: 2011

Board Committee: Executive Compensation, Chairman

Qualifications: As an attorney and co-founder of The Finish Line, Inc., a publicly-traded athletic wear retailer where he served in various executive positions including Chief Executive Officer and President, Mr. Cohen brings consumer goods industry, corporate operations, legal and executive leadership expertise to the Board of Directors.

Mr. Cohen is the co-founder of The Finish Line, Inc. and served as its President from 1982 to 2003 and Chief Executive Officer from 1982 to 2008. He served as Chairman of the Board of Directors of The Finish Line, Inc. from 1982 to 2010 and as one of its directors from 1976 to 2010. Mr. Cohen is an attorney, and practiced law from 1973 to 1981.

Ngaire E. Cuneo, Age 63

Director Since: 1995

Board Committees: Audit and Finance

Qualifications: Ms. Cuneo brings finance, accounting, consulting, venture capital, corporate development, insurance industry, financial services industry, and executive management expertise to the Board of Directors.

Ms. Cuneo has been a partner of Red Associates, LLC, a venture capital firm in the financial services sector, since 2002. Ms. Cuneo also served as an Executive Vice President of Forethought Financial Group from 2006 until 2010. From 1992 through 2001, Ms. Cuneo was an Executive Vice President of Conseco, Inc., an owner, operator and provider of services to companies in the financial services industry. Ms. Cuneo has served as a director of SonicScrubbers, Inc., Tributes, Inc. and ContractPal over the last five years. The Board of Directors has determined that Ms. Cuneo qualifies as an “audit committee financial expert” as defined under the applicable rules established by the SEC.

Charles R. Eitel, Age 64

Director Since: 1999

Board Committee: Corporate Governance

Qualifications: Mr. Eitel brings consulting, business administration, finance, operations, manufacturing industry, and executive leadership expertise to the Board of Directors.

Mr. Eitel is a co-founder of Eitel & Armstrong, a consulting practice that provides hands-on operating and financial guidance to middle market companies. Prior to forming Eitel & Armstrong in 2009, Mr. Eitel served as Vice Chairman of the Board of Directors of the Simmons Bedding Company, an Atlanta-based manufacturer of mattresses, from 2008 to 2009. Mr. Eitel served as Chairman and Chief Executive Officer of the Simmons Bedding Company from 2000 until his appointment to Vice Chairman in 2008. On November 16, 2009, the Simmons Bedding Company filed for protection under Chapter 11 of the federal bankruptcy laws, from which it emerged on January 21, 2010. Mr. Eitel currently serves on the Board of Directors of the Mattress Firm Holding Corp., a publicly-traded specialty retailer of mattresses and related products and accessories in the United States.

He also serves on the Board of Directors of American Fidelity Assurance Corporation, a provider of supplemental health insurance benefits and financial services to education employees, auto dealerships, health care providers and municipal workers across the United States; and Criterion Brock, a provider of floor covering services which is owned by Wedbush Capital Partners.

Martin C. Jischke, Ph.D., Age 72

Director Since: 2004

Board Committee: Executive Compensation

Qualifications: Dr. Jischke brings leadership and decision making skills, consumer goods industry, technology industry, and management expertise to the Board of Directors.

Dr. Jischke retired from Purdue University after serving as President from 2000 to 2007. From 1991 to 2000, Dr. Jischke served as President of Iowa State University. Dr. Jischke serves as Chairman of the Board of Directors of Wabash National Corporation, one of the leading publicly-traded manufacturers of truck trailers and composite trailers, and as a director of Vectren Corporation, a publicly-traded energy company serving Indiana and Ohio. Dr. Jischke received his master’s and doctoral degrees in aeronautics and astronautics from the Massachusetts Institute of Technology. He holds a BS in physics with honors from the Illinois Institute of Technology, where he currently serves on the Board of Trustees.

Dennis D. Oklak, Age 60

Director Since: 2004; Chairman of the Board of Directors

Board Committee: N/A

Qualifications: Mr. Oklak, who joined the Company in 1986, brings real estate industry, finance, accounting, auditing, consulting, operations, development, and executive leadership expertise to the Board of Directors.

Mr. Oklak joined the Company in 1986. He has held various senior executive positions within the Company and was promoted to Chief Executive Officer and joined the Company’s Board of Directors in 2004. In 2005, Mr. Oklak was appointed Chairman of the Board of Directors. Mr. Oklak serves on the Executive Board of the National Association of Real Estate Investment Trusts, the Board of Trustees of the Urban Land Institute and is a member of the Real Estate Roundtable. Mr. Oklak serves as Co-Chairman of the Central Indiana Corporate Partnership, the Board of Trustees of the Crossroads of America Council of the Boy Scouts of America Foundation and the Dean’s Advisory Board for Ball State University’s Miller College of Business. From 2003 to 2009, Mr. Oklak was a member of the Board of Directors of publicly-traded recreational vehicle manufacturer, Monaco Coach Corporation.

Melanie R. Sabelhaus, Age 65

Director Since: 2012

Board Committee: Executive Compensation

Qualifications: With business experience in both the private and public sectors, Ms. Sabelhaus brings public company, corporate governance, real estate industry and executive leadership expertise to the Board of Directors.

Ms. Sabelhaus has over 30 years of small business, corporate and federal government experience. Since 2005, she has been devoting her time to supporting non-profit organizations and currently serves as Vice Chairman of the Board of Governors of the American Red Cross, where she is responsible for nationwide fundraising strategies. Ms. Sabelhaus was Deputy Administrator of the U.S. Small Business Administration from 2002 to 2005, where she was responsible for policy development and program supervision. From 1998 until 2002, Ms. Sabelhaus dedicated her time to community fundraising and women’s business issues. In 1986, Ms. Sabelhaus founded Exclusive Interim Properties (EIP), a real estate company that specialized in short-term housing. Ms. Sabelhaus served as Chief Executive Officer of EIP from 1986 until the company merged with four similar firms in 1997, creating Bridgestreet Accommodations, Inc., a publicly-held company listed on NASDAQ that provides short-term corporate housing. From 1997 until 1998, Ms. Sabelhaus served as Vice President for Global Sales of Bridgestreet Accommodations, Inc. From 1972 to 1986, Ms. Sabelhaus worked at International Business Machine (IBM), during which time she aided in the launch of IBM’s consumer retail program.

Peter M. Scott, III, Age 64

Director Since: 2011

Board Committees: Audit and Finance

Qualifications: Having held various management positions with Progress Energy, Inc. including Chief Financial Officer, Mr. Scott brings energy and telecommunications industry, public company finance, accounting, auditing and executive leadership expertise to the Board of Directors.

Mr. Scott was Chief Financial Officer of Progress Energy, Inc. from 2000 to 2003 and from 2005 to 2008. From 2004 to 2008, Mr. Scott was also President and Chief Executive Officer of Progress Energy Service Company LLC. Mr. Scott also held various other management positions with Progress Energy, Inc. or its subsidiaries between 2000 and 2005. Before joining Progress Energy, Inc. in 2000, Mr. Scott was the President of Scott, Madden & Associates, Inc., a general management consulting firm that he founded in 1983. The firm served clients in a number of industries, including energy and telecommunications. From 1981 until 1983, Mr. Scott served as the Assistant to the Executive Vice President of Carolina Power & Light Company, Inc., a predecessor of Progress Energy, Inc. Prior to that, Mr. Scott was a principal and partner in Theodore Barry & Associates, Inc., a Los Angeles-based consulting firm, between 1977 and 1981. Mr. Scott is Chairman of the Audit Committee and a member of the Compensation and Executive Committees of the Board of Directors of Cleco Corp., a public utility holding company. Mr. Scott also serves as both Chairman of the Audit Committee and Vice Chairman of the Board of Governors at Research Triangle International, a not-for-profit organization that provides research and technical services. The Board of Directors has determined that Mr. Scott qualifies as an “audit committee financial expert” as defined under the applicable rules established by the SEC.

Jack R. Shaw, Age 71

Director Since: 2003

Board Committees: Audit and Finance; Chairman of the Audit Committee

Qualifications: Mr. Shaw brings finance, accounting, auditing, and executive leadership expertise to the Board of Directors.

Since 2002, Mr. Shaw has been affiliated with The Regenstrief Foundation, now serving as the foundation’s President. Mr. Shaw spent 35 years with Ernst & Young and also served as Partner, Partner-in-Charge, and Managing Partner of Ernst & Young’s Indianapolis office at various times throughout his career. Mr. Shaw has served on the Board of Directors of many community organizations including the Arts Council of Indianapolis, the Indianapolis Chamber of Commerce, the Indianapolis Convention and Visitors Association, the Children’s Museum of Indianapolis, United Way of Central Indiana, and the Central Indiana Corporate Partnership. In addition, Mr. Shaw served on the Dean’s Advisory Council of the Indiana University Kelley School of Business. The Board of Directors has determined that Mr. Shaw, who serves as Chairman of the Company’s Audit Committee, qualifies as an “audit committee financial expert” as defined under the applicable rules established by the SEC.

Michael E. Szymanczyk, Age 65

Director Since: Nominee

Qualifications: As the former Chief Executive Officer of a Fortune 500 company, Mr. Szymanczyk brings leadership, management and analytic skills as well as expertise in addressing governmental and regulatory matters to the Board of Directors.

Mr. Szymanczyk was the Chairman of the Board and Chief Executive Officer of Altria Group, Inc. from 2008 until 2012. From 2002 through 2008, Mr. Szymanczyk served as Chairman, President and Chief Executive Officer of Philip Morris USA Inc. Prior to that, he served in various sales and marketing roles at Proctor & Gamble, Inc. and Kraft, Inc. Mr. Szymanczyk currently serves as Chief Executive Officer of Endurance Capital LLC, a family-owned real estate investment venture. Mr. Szymanczyk also serves on the Finance and Risk Oversight Committee of the Board of Directors of Dominion Resources, Inc., a publicly-traded provider of electricity, natural gas and related services to customers primarily in the eastern region of the U.S.

Lynn C. Thurber, Age 67

Director Since: 2008

Board Committee: Executive Compensation

Qualifications: Ms. Thurber brings international business, asset management, investment management, finance, accounting, real estate industry, financial services industry, and executive management expertise to the Board of Directors.

Since 2006, Ms. Thurber has served as the non-executive Chairman of LaSalle Investment Management, a subsidiary of Jones Lang LaSalle Inc. and a global real estate money management firm that invests in private real estate as well as publicly-traded real estate companies on behalf of institutional and individual investors. Prior to becoming Chairman, Ms. Thurber was the Chief Executive Officer of LaSalle Investment Management from 2000 to 2006. Ms. Thurber is the Chairman of the Board of Directors of Jones Lang LaSalle Income Property Trust, Inc., a non-listed REIT that owns and manages a diversified portfolio of office, retail, industrial and apartment properties, and a member of the Board of Directors of Investa Property Group, an Australian-based real estate owner, developer and fund manager. Ms. Thurber is a Trustee and Chairman of the Board of the Urban Land Institute. Ms. Thurber also previously served as a director of Jones Lang LaSalle Inc., a leading publicly-traded financial and professional services firm specializing in real estate.

Robert J. Woodward Jr., Age 72

Director Since: 2002

Board Committees: Audit and Finance, Chairman of the Finance Committee

Qualifications: Mr. Woodward brings legal, finance, accounting, business administration, investment management, distribution industry, insurance industry, and executive management expertise to the Board of Directors.

Since 1997, Mr. Woodward has served as Chairman of the Board of Directors of The Palmer-Donavin Manufacturing Company, a regional building materials distribution company based in Columbus, Ohio. From 1995 to 2002, he was Executive Vice President—Chief Investment Officer of Nationwide group of companies, which is one of the largest insurance and financial service organizations in the world. Mr. Woodward serves as a director and President of The GLOW Foundation, an Ohio based foundation focused on improving the lifestyle of individuals with developmental disabilities. Mr. Woodward also serves on the Pension Management and Investment Council of Battelle Memorial Institute. Mr. Woodward served as a member of the Board of Directors of ProCentury Corporation, a specialty property and casualty insurance holding company, between 2002 and 2008. The Board of Directors has determined that Mr. Woodward qualifies as an “audit committee financial expert” as defined under the applicable rules established by the SEC.

The Structure of the Board of Directors and the Lead Director

The Board of Directors views the selection of the Chairman and Chief Executive Officer, or CEO, as one of its most important responsibilities. As a result, the Board of Directors believes that it should remain free to determine whether these positions should be combined or separated based on circumstances of the Company and the composition of the Board of Directors at any given time. Currently, the Board of Directors has determined that a combined Chairman and CEO is in the best interests of the Company and has chosen Mr. Oklak to serve in those positions. In addition, the Board of Directors has chosen Mr. Cavanaugh, the Chairman of the Corporate Governance Committee to serve as its Lead Director.

The Board of Directors has been structured in this manner to provide for an appropriate balance between the powers of the CEO and those of our independent directors such that the ability of our independent directors to be informed, to discuss and debate issues they deem important, and to act objectively on an informed basis is not compromised. In establishing the structure of the Board of Directors, we believe that the objective is to strengthen the independence and general role of the Board of Directors with appropriate checks and balances on the power, actions and performance of our CEO. We firmly believe that our board structure allows for appropriate oversight by the Board of Directors in fulfilling its duties to our Company and to our shareholders.

As noted above, to ensure that the appropriate balance of power exists between our unaffiliated directors and the CEO, the Board of Directors established the Lead Director position. As set forth in our corporate governance guidelines, the Lead Director chairs the executive sessions of the independent directors, which are held at least quarterly. The Lead Director also serves as a liaison between the Chairman and the independent directors, approves information sent to the Board of Directors and approves meeting agendas and schedules to assure that there is sufficient time for discussion of all agenda items. The unaffiliated directors have designated Mr. Cavanaugh as Lead Director until the next annual meeting or until his successor is designated, subject to his re-election to the Board of Directors by shareholders. In establishing the position of Lead Director, we believe that there is an appropriate balance between the powers of the CEO and those of the independent directors.

Finally, the Board of Directors believes that having the same person serve as Board Chairman and CEO is in the best interests of our shareholders because it demonstrates for our employees, vendors, tenants, and other stakeholders that the Company is under strong leadership, with a single person setting the tone and having primary responsibility for managing our operations. The Board of Directors believes that separating the two positions could cause duplication of efforts or confusion among parties that deal with the Company on a daily basis.

Board Oversight of Risk Management

The Board of Directors is primarily responsible for overseeing the Company’s risk management processes. A portion of this responsibility has been delegated by the Board of Directors to each of the committees of the Board of Directors with respect to the assessment of the Company’s risks and risk management in its respective areas of oversight. These committees and the full Board of Directors focus on the most significant risks facing the Company and the Company’s general risk management strategy, and also ensure that risks undertaken by the Company are consistent with the Board of Directors’ appetite for risk. While the Board of Directors oversees the Company’s risk management, Company management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that the leadership structure of the Board of Directors supports this approach.

Independent Directors

Under the Company’s articles of incorporation, at least three-fourths of the directors must be persons who are “unaffiliated directors,” which means only those persons who are not officers or employees of the Company or any of its affiliates. Because none of Mr. Baltimore, Mr. Cavanaugh, Mr. Cohen, Ms. Cuneo, Mr. Eitel, Dr. Jischke, Ms. Sabelhaus, Mr. Scott, Mr. Shaw, Mr. Szymanczyk, Ms. Thurber or Mr. Woodward is currently an officer or employee of the Company or any of its affiliates, over 90% of the director nominees are unaffiliated directors.

In addition, under the enhanced corporate governance listing standards of the New York Stock Exchange, or NYSE, at least a majority of the Company’s directors, and all of the members of the Company’s Audit Committee, Executive Compensation Committee and Corporate Governance Committee, must meet the test of “independence” as defined under the listing standards of the NYSE. The NYSE listing standards provide that to qualify as an “independent” director, in addition to satisfying certain bright-line criteria, the Board of Directors must affirmatively determine that a director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). In January 2014, the Board of Directors undertook a review of director independence. During this review, the Board of Directors considered, among other things, relationships and transactions during the past three years between each director or any member of his or her immediate family, on the one hand, and the Company and its subsidiaries and affiliates, on the other hand. The purpose of the review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent as defined under the NYSE listing standards. Based on the review, the Board of Directors has determined that all of the unaffiliated directors are independent under the listing standards of the NYSE.

Further to the independence standard discussed above, members of the Audit Committee also must satisfy additional independence requirements established by the SEC and the NYSE. Specifically, they may not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than their directors’ compensation and they may not be affiliated with the Company or any of its subsidiaries.

Finally, in affirmatively determining the independence of any director who will serve on the Executive Compensation Committee, the Board of Directors must consider all factors specifically relevant to determining whether a director has a relationship to the Company that is material to that director’s ability to be independent from management in connection with the duties of a member of the Executive Compensation Committee, including (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the Company to such director; and (2) whether the director is affiliated with the Company, its subsidiaries or its affiliates.

Contacting the Board of Directors

You may contact the Board of Directors, by writing to: Board of Directors, c/o the Corporate Secretary, 600 East 96th Street, Suite 100, Indianapolis, Indiana. You may also contact the independent directors by writing to: Independent Directors, c/o Corporate Secretary, 600 East 96th Street, Suite 100, Indianapolis, Indiana. You may also contact the Company’s Lead Director by emailing him at leaddirector@dukerealty.com.

BOARD COMMITTEES

The Board of Directors has four standing committees, with each committee described below. The members of each committee are also listed below. The committees consist solely of independent directors.

Audit Committee

The Board of Directors has established the Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The Audit Committee provides assistance to the Board of Directors in fulfilling its responsibility to the shareholders relating to corporate accounting, reporting practices, the quality and integrity of the financial reports and other operating controls of the Company. The Audit Committee also is responsible for the selection of the independent auditors and oversees the auditors’ activities. In addition, the committee has responsibility for directly overseeing the Company’s enterprise and risk management and for supervising and assessing the performance of the Company’s internal audit department.

Each member of the Audit Committee satisfies the enhanced independence requirements for audit committee members as defined in the listing standards of the NYSE and the rules of the SEC. The Audit Committee operates under a written charter which is available on the Investor Relations/Corporate Governance section of the Company’s website at http://www.dukerealty.com. In addition, the Investor Relations/Corporate Governance section of the Company’s website contains information regarding procedures established by the Audit Committee for the submission of complaints or concerns about the Company’s accounting, internal accounting controls or auditing matters.

The Board of Directors requires that at least one member of the Board of Directors meet the criteria for an “audit committee financial expert” as defined under the rules of the SEC. The Board of Directors has determined that each of Ms. Cuneo, Mr. Scott, Mr. Shaw and Mr. Woodward is an “audit committee financial expert” as defined under the applicable rules of the SEC.

Corporate Governance Committee

The purpose of the Corporate Governance Committee is to make recommendations to the Board of Directors regarding corporate governance policies and practices, oversee succession planning for senior management and the Board of Directors, recommend criteria for membership on the Board of Directors, nominate members to the Board of Directors and make recommendations to the Board of Directors concerning the members, size and responsibilities of each of the committees.

In determining appropriate candidates to nominate to the Board of Directors and in considering shareholder nominees, the Corporate Governance Committee generally considers the age, expertise, business experience, character, and other board memberships of the candidate. The Corporate Governance Committee considers director candidates with a view to bringing to the Board of Directors a variety of experience and backgrounds, including geography, ethnicity and gender diversity. Directors should have familiarity with the Company’s business and industry, a high level of managerial experience in a relatively complex organization and/or be accustomed to addressing complex issues. The committee seeks candidates of the highest character and integrity, and who have experience at or demonstrated understanding of strategy/policy setting and a reputation for working collegially. In addition, candidates should have sufficient time available to devote to the Company in order to carry out their duties as directors. Diversity is an important strategic initiative at the Company and has relevance with respect to our employees, our suppliers, and our shareholders. Accordingly, the Corporate Governance Committee also recognizes the importance of diversity in identifying its director nominees. The Corporate Governance Committee does not currently have a policy in place regarding diversity in director nominations, but recognizes that “diversity” has several dimensions and is important for the Board of Directors. The Corporate Governance Committee may employ a search firm to identify director candidates.

In nominating members to the Board of Directors, the Corporate Governance Committee will consider nominees recommended by shareholders if such recommendations are made in writing to the committee. The Company’s by-laws state that the committee must consider such nominees so long as the recommendation is submitted to the Company’s Corporate Secretary at least 120 calendar days before the first anniversary of the date that the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting of shareholders. However, if no annual meeting of shareholders was held in the previous year or if the date of the annual meeting of shareholders changed by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement, the notice must be received by the Company’s Corporate Secretary not fewer than the later of (i) 150 calendar days prior to the date of the contemplated annual meeting or (ii) the date which is 10 calendar days after the date of the first public announcement or other notification to the shareholders of the date of the contemplated annual meeting. The Corporate Governance Committee screens all potential candidates in the same manner regardless of the source of recommendation. However, the Corporate Governance Committee may, in its sole discretion, reject any such recommendation for any reason. Shareholder nominations should contain a brief biographical sketch of the candidate, a document indicating the candidate’s willingness to serve if elected, and evidence of the nominating person’s share ownership.

The Corporate Governance Committee operates under a written charter, which is available on the Investor Relations/Corporate Governance section of the Company’s website at http://www.dukerealty.com.

Executive Compensation Committee

The Executive Compensation Committee reviews and approves the compensation of the Board of Directors, CEO and other executive officers of the Company and its affiliates (as designated by the Board of Directors from time to time). In addition, it oversees the Company’s compensation strategies, programs, plans and policies to assure that the Board of Directors, CEO, other executive officers and key management employees of the Company and its affiliates are compensated effectively and in a manner consistent with the stated compensation strategy of the Company. It also oversees the administration of all Company benefit plans. In addition, the committee reviews and approves the individual elements of compensation for the executive officers and directors of the Company. The Executive Compensation Committee may delegate authority to sub-committees as appropriate. The Executive Compensation Committee operates under a written charter, which is available on the Investor Relations/Corporate Governance section of the Company’s website at http://www.dukerealty.com. The Executive Compensation Committee regularly uses independent compensation advisers to provide advice regarding our executive compensation program. For additional information regarding the role of the Executive Compensation Committee and its advisers, see “Compensation Discussion and Analysis—Executive Summary—Executive Compensation Practices” and “—Role of the Committee and its Consultants” later in this proxy statement.

Finance Committee

The Finance Committee reviews and evaluates the financial policies, plans and structure of the Company, its subsidiaries and affiliates. In this role, the Finance Committee reviews the capital structure, investment decisions, financial commitments, and relationships with external sources of financing and rating agencies. The committee also reviews and authorizes property developments, property acquisitions, property dispositions and lease transactions exceeding certain threshold amounts established by the Board of Directors. The Finance Committee operates under a written charter, which is available on the Investor Relations/Corporate Governance section of the Company’s website at http://www.dukerealty.com.

2013 BOARD COMMITTEE MEMBERSHIP AND MEETINGS

The table below provides current membership and meeting information for each of the committees of the Board of Directors during 2013.

	Board	Audit	Executive Compensation	Finance	Corporate Governance
Mr. Thomas J. Baltimore	Member				Member
Mr. William Cavanaugh III	Lead Director				Chairman
Mr. Alan H. Cohen	Member		Chairman
Ms. Ngaire E. Cuneo	Member	Member		Member
Mr. Charles R. Eitel	Member				Member
Dr. Martin C. Jischke, Ph.D.	Member		Member
Mr. Dennis D. Oklak	Chairman
Ms. Melanie R. Sabelhaus	Member		Member
Mr. Peter M. Scott, III	Member	Member		Member
Mr. Jack R. Shaw	Member	Chairman		Member
Ms. Lynn C. Thurber	Member		Member
Mr. Robert J. Woodward Jr.	Member	Member		Chairman

Number of 2013 Meetings	7	8	5	6	7

The independent directors met separately in executive sessions four times in 2013, in addition to the committee meetings noted above. As Lead Director, Mr. Cavanaugh presided over each of these executive sessions.

Majority Voting Policy for Director Elections

The Company’s articles of incorporation provide that the election of directors at an annual meeting shall be by the affirmative vote of at least a majority of the shareholders present in person or by proxy and entitled to vote at such meeting. In addition, the Company’s corporate governance guidelines provide for a majority voting policy for the election of directors. Pursuant to this policy, in any non-contested election of directors, any nominee for director who receives a greater number of votes “against” (including abstentions) his or her election than votes “for” such election, or a Majority Against Vote, shall promptly tender his or her resignation following certification of the shareholder vote. The Corporate Governance Committee shall consider the resignation offer and recommend to the Board of Directors the action to be taken with respect to such offer of resignation. Within 90 days following certification of the shareholder vote, the Board of Directors will act on the recommendation of the Corporate Governance Committee.

Any director who tenders his or her resignation pursuant to this provision shall not participate in the Corporate Governance Committee recommendation or Board of Directors action regarding whether to accept the resignation offer.

If each member of the Corporate Governance Committee received a Majority Against Vote in the same election, then the independent directors who did not receive a Majority Against Vote shall appoint a committee amongst themselves to consider the resignation offers and recommend to the Board of Directors whether to accept them.

If the only directors who did not receive a Majority Against Vote in the same election constitute three or fewer directors, all directors may participate in the action regarding whether to accept the resignation offers.

Communications from Shareholders and Interested Parties

The Company provides a procedure for the Board of Directors to accept communications from shareholders of the Company that are reasonably related to protecting or promoting legitimate shareholder interests. Such procedure can be found on the Investor Relations/Corporate Governance section of the Company’s website at http://www.dukerealty.com. In addition, as required by the listing standards established by the NYSE, the Company provides a method for interested parties to communicate with the non-management directors of the Board of Directors and/or the entire Board of Directors. Such communications should be directed to the non-management directors by writing to: Independent Directors, c/o Corporate Secretary, Duke Realty Corporation, 600 East 96th Street, Suite 100, Indianapolis, Indiana 46240. Communications also may be directed to the entire Board of Directors by writing to: Board of Directors, c/o Corporate Secretary, Duke Realty Corporation, 600 East 96th Street, Suite 100, Indianapolis, Indiana 46240.

Attendance at Board Meetings and the Annual Meeting

All of our directors during the term of their tenure attended at least 75% of the meetings of the Board of Directors in 2013, including meetings of the committees of which they were members. The Company encourages all of its directors to attend the annual meeting and, in 2013, all directors attended such meeting.

DIRECTOR COMPENSATION

The Company does not pay additional compensation to directors who are also employees of the Company. The non-employee directors received the following compensation in 2013:

•	an annual retainer of $75,000, payable in cash unless otherwise elected to be paid in shares of our common stock.

•	an annual supplemental retainer for the directors serving in the roles indicated in the following table:

Service Description	Annual Amount
Lead Director/Corporate Governance Committee Chairman(1)	$20,000
Audit Committee Chairman(2)	$15,000
Executive Compensation Committee Chairman(2)	$10,000
Finance Committee Chairman(2)	$10,000
Director on more than one committee	$5,000

(1)	The positions of Lead Director and Corporate Governance Committee Chairman are currently held by the same individual, who received one supplemental annual retainer in the amount of $20,000 for 2013. Such supplemental annual retainer will be increased to $25,000 for 2014.

(2)	For 2014, the supplemental annual retainers for the Chairs of the Audit, Executive Compensation, and Finance Committees will be increased to $20,000, $12,500, and $12,500, respectively.

•

an annual grant of restricted stock units, or RSUs, pursuant to the Duke Realty Corporation 2011 Non-Employee Directors’ Compensation Plan, or the 2011 Directors’ Plan. These RSUs were granted on February 10, 2013 and vested in full on the first anniversary of the grant date. The number of RSUs awarded was determined by dividing the grant value of $75,000 by the closing stock price on the grant date.

Newly appointed non-employee directors are entitled to a one-time grant of RSUs valued at $50,000. These awards vest in full on the second anniversary of the date of grant.

The directors are also reimbursed for reasonable travel expenses incurred in connection with attendance at meetings of the Board of Directors and its committees or other Company functions at which the Chairman of the Board of Directors and CEO requests the non-employee directors to participate. The Company does not provide any perquisites or other personal benefits or property to directors for which the aggregate value would exceed $10,000.

Non-employee directors may elect to defer receipt of all or a portion of their director compensation payable in cash, stock or RSUs pursuant to the Directors’ Deferred Compensation Plan. The deferred compensation and earnings thereon are to be paid to the directors after they cease to be members of the Board of Directors. Deferred compensation that is otherwise payable in shares of common stock is invested in a “deferred stock account” under the Directors’ Deferred Compensation Plan. Deferred compensation that is payable in cash may be invested in either a deferred stock account or an “interest account” under such plan. Each of these types of deferral accounts is described below.

•

Deferred Stock Account.    This account allows the director, in effect, to invest his or her deferred compensation in shares of the Company’s common stock. Funds in this account are credited as hypothetical shares of the Company’s common stock based on the market price at the time the compensation would otherwise have been paid. Dividends on these hypothetical shares are deemed to be paid and reinvested in additional hypothetical shares based upon the market price of the Company’s common stock on the date the dividends are paid. Actual shares are issued only when a director ends his or her service on the Board of Directors.

•	Interest Account. Through December 31, 2013, amounts in this account earned interest at a rate equal to 120% of the long-term applicable federal rate, as published by the Internal Revenue Service.

Stock Ownership Policies

Pursuant to the Company’s Director and Executive Stock Ownership Guidelines, or the Stock Ownership Guidelines, a stock ownership goal for each director is determined on an individual basis, first in dollars equal to five times the director’s annual retainer, and then by converting that amount to a fixed number of shares. Each director has five years to attain the target number of shares. A copy of these Stock Ownership Guidelines can be found on the Investor Relations/Corporate Governance section of the Company’s website at http://www.dukerealty.com.

Stock Retention Requirements.    Until directors reach their targeted share ownership, they are required to retain any shares that they owned on the date they became subject to the Stock Ownership Guidelines and at least 75% of “net shares” delivered through the Company’s director compensation programs. For this purpose, “net shares” means the number of shares obtained by exercising stock options or through the vesting of awards, less the number of shares the director sells or trades to pay for any exercise costs. If the director transfers an award to a family member, the transferee will be subject to the same retention requirements.

The following table sets forth compensation information for all of the Company’s non-employee directors for the fiscal year ended December 31, 2013.

Director Compensation Table for 2013

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
Mr. Baltimore	75,000	75,000	150,000
Mr. Cavanaugh	93,000	75,000	168,000
Mr. Cohen	85,000	75,000	160,000
Ms. Cuneo	80,000	75,000	155,000
Mr. Eitel	75,000	75,000	150,000
Dr. Jischke	75,000	75,000	150,000
Ms. Sabelhaus	75,000	75,000	150,000
Mr. Scott	80,000	75,000	155,000
Mr. Shaw	95,000	75,000	170,000
Ms. Thurber	75,000	75,000	150,000
Mr. Woodward	90,000	75,000	165,000

(1)	Messrs. Baltimore, Cavanaugh, Ms. Cuneo and Ms. Thurber each elected to receive payment of their base retainer and/or any supplemental retainer in shares of common stock as indicated in the following table. The number of shares was determined as the fee earned divided by the closing stock price on the date the retainer was earned.

Name	Total Number of Shares Received in 2013
Mr. Baltimore	4,846
Mr. Cavanaugh	5,994
Ms. Cuneo	5,169
Ms. Thurber	4,846

Mr. Cavanaugh and Ms. Cuneo elected to defer receipt of their shares pursuant to the Directors’ Deferred Compensation Plan of Duke Realty Corporation.

(2)	Represents the aggregate grant date fair value of stock awards granted by the Company as computed under FASB ASC Topic 718. The fair value of the stock awards was equal to the stock price on the date of grant. Compensation in the form of stock awards includes RSUs granted in 2013.

(3)	No options were granted to directors in 2013. The following table sets forth the aggregate number of outstanding option and stock awards held by the Company’s non-employee directors as of December 31, 2013:

Name	Number of Options	Number of RSUs	Number of DIU Awards (a)	Number of DIURP Awards (a)
Mr. Baltimore	—	4,874	—	—
Mr. Cavanaugh	2,573	4,874	—	2,500
Mr. Cohen	—	4,874	—	—
Ms. Cuneo	2,573	4,874	—	2,500
Mr. Eitel	2,573	4,874	—	2,500
Dr. Jischke	5,145	4,874	—	5,000
Ms. Sabelhaus	—	8,501	—	—
Mr. Scott	—	4,874	—	—
Mr. Shaw	2,573	4,874	—	2,500
Ms. Thurber	—	4,874	—	—
Mr. Woodward	2,573	4,874	—	2,500

(a)	In 2005, the Company offered awards under the 2005 DIU Replacement Plan, or DIURP, to replace certain awards under the Dividend Increase Unit Plan. Dividend increase units, or DIUs, represented the right, upon exercise, to receive shares of common stock having a value determined by calculating the dividend yield at the date the DIU was granted and dividing the increase in the Company’s annualized dividend from the date of grant to the date of exercise by such dividend yield. The DIURP has substantially identical terms, except that the DIURP awards payout in shares as they vest. The above table reflects the number of outstanding DIURP awards held by each director as of December 31, 2013. There are no outstanding DIU awards. No DIU and DIURP awards were granted during 2013 as the Company no longer grants such awards. The DIURP awards had no value as of December 31, 2013.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors, or the Audit Committee, is composed of four directors, each of whom is independent under Securities and Exchange Commission, or SEC, Rule 10A-3 and the listing standards of the New York Stock Exchange. The duties and responsibilities of the Audit Committee are set forth in a written Audit Committee Charter which is available on the Investor Relations/Corporate Governance section of the Company’s website at http://www.dukerealty.com. The Board of Directors has determined that each of Ms. Cuneo, Mr. Scott, Mr. Shaw and Mr. Woodward is an “audit committee financial expert” as defined by the rules of the SEC.

Management is responsible for the Company’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. KPMG LLP, or KPMG, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee meets separately at most regular committee meetings with management, the Internal Audit Department and KPMG. The Audit Committee met with management and KPMG to review and discuss the Company’s 2013 consolidated financial statements. The Audit Committee also discussed with KPMG the matters required by PCAOB Auditing Standard No. 16 (Communication with Audit Committees). Management and KPMG also made presentations to the Audit Committee throughout the year on specific topics of interest, including: (i) current developments and best practices for audit committees; (ii) updates on the substantive requirements of the Sarbanes-Oxley Act of 2002, including management’s responsibility for assessing the effectiveness of internal control over financial reporting; (iii) the Company’s critical accounting policies; (iv) the applicability of several new and proposed accounting releases; and (v) numerous SEC initiatives. The Audit Committee has received the written disclosures and the letter from KPMG in accordance with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with KPMG that firm’s independence. The Audit Committee pre-approved all audit, audit-related and permitted non-audit services provided by KPMG to the Company and the related fees for such services, and has concluded that such services are compatible with KPMG’s independence.

Based upon the Audit Committee’s discussions with management and KPMG, and the Audit Committee’s review of the representations of management and KPMG, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 to be filed with the SEC.

Audit Committee

Jack R. Shaw, Chairman

Ngaire E. Cuneo

Peter M. Scott, III

Robert J. Woodward, Jr.

The information contained in the Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, except to the extent that we specifically incorporate it by reference in such filing.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Company incurred the following fees for services rendered by KPMG, the Company’s independent registered public accountants, during 2013 and 2012:

Audit Fees:    $1,207,969 for 2013 and $1,136,391 for 2012.

Audit-Related Fees:    $49,500 for 2013 and $46,062 for 2012. These fees include employee benefit plan audits and other accounting related consultation.

Tax Fees:    $11,792 for 2013 and $2,100 for 2012. These fees include services for various tax consulting matters.

All Other Fees:    None.

Audit Committee Pre-Approval Policies

The Audit Committee has adopted a policy that requires the pre-approval of all fees paid to KPMG for audit and non-audit services. Under that policy, the committee pre-approved the following services:

•	Tax consulting services in an amount not to exceed $30,000 per year;

•	Audit services associated with SEC filings in an amount not to exceed $60,000 per occurrence;

•	Consultations regarding the appropriate accounting or disclosure treatment of specific transactions or events in an amount not to exceed $20,000 per occurrence;

•	Audits of the Company’s employee benefit plans in an amount not to exceed $40,000 per year; and

•	Accounting and compensation consulting services in an amount not to exceed $20,000 per year.

Any services in excess of the pre-approved amounts, or any services not described above, require the pre-approval of the Audit Committee chairman, with a review by the Audit Committee at its next scheduled meeting.

Audit Committee Review

The Company’s Audit Committee has reviewed the services rendered and the fees billed by KPMG for the fiscal year ended December 31, 2013. The Audit Committee has determined that the services rendered and the fees billed last year that were not related directly to the audit of the Company’s financial statements were compatible with the maintenance of independence of KPMG as the Company’s independent registered public accountants.

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

Each member of our Executive Compensation Committee is independent, as determined by the Board of Directors and based on the NYSE listing standards. As members of the Executive Compensation Committee, we have primary responsibility for setting the compensation of the Company’s senior executive officers in a manner that is effective and consistent with the compensation strategy for the Company. As part of that responsibility, we have reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based upon such reviews and discussions, we recommended that the Board of Directors include the Compensation Discussion and Analysis in this Proxy Statement.

Executive Compensation Committee

Alan H. Cohen, Chairman

Dr. Martin C. Jischke

Melanie R. Sabelhaus

Lynn C. Thurber

The information contained in the Report of the Executive Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, except to the extent that we specifically incorporate it by reference in such filing.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

As noted above, the Executive Compensation Committee consists of four independent directors: Mr. Cohen, Dr. Jischke, Ms. Sabelhaus and Ms. Thurber. No member of the Executive Compensation Committee is or was formerly an officer or an employee of the Company. No executive officer of the Company serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors, nor has such interlocking relationship existed in the past.

PROPOSAL TWO: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our shareholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers. The Company seeks your advisory vote and asks that you support the compensation of our named executive officers as disclosed in this Proxy Statement.

As discussed in the Compensation Discussion and Analysis beginning on page 25, we have designed our executive compensation program to attract and retain the highest quality executive officers, directly link pay to our performance, and build value for our shareholders. Our program provides total compensation opportunities at levels that are competitive in our industry, ties a significant portion of each executive’s compensation to his or her individual performance and contribution to achieving our key business objectives, and closely aligns the interests of our executives with the interests of our shareholders. In sum, our compensation is designed to reward executives when the Company achieves strong financial and operational results, and likewise to provide reduced pay when financial and operating results are not as strong or when our stock price decreases. We believe the 2013 compensation of our named executive officers is reflective of and consistent with that intent.

This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers described in this Proxy Statement.

At the annual meeting of shareholders on April 24, 2013, over 96% of the shares voted were voted in support of the 2012 compensation of our named executive officers, which was discussed and disclosed in the 2013 proxy statement. The Executive Compensation Committee appreciates and values the views of our shareholders. In considering the results of last year’s advisory vote on executive compensation, the Executive Compensation Committee concluded that the compensation paid to our executive officers and the Company’s overall pay practices enjoy strong shareholder support. No significant changes were made to our executive compensation program for 2013 or 2014 as a result of the advisory vote.

The Board of Directors invites you to review carefully the Compensation Discussion and Analysis beginning on page 25 and the tabular and other disclosures on compensation under Executive Compensation beginning on page 42, and cast a vote to approve the Company’s executive compensation programs through the following resolution:

“Resolved, that shareholders approve the compensation of the Company’s named executive officers as discussed and disclosed in the Compensation Discussion and Analysis, the executive compensation tables, and any narrative executive compensation disclosure contained in this Proxy Statement.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Executive Compensation Committee or the Board of Directors. The shareholders’ advisory vote will not overrule any decision made by the Board of Directors or the Executive Compensation Committee or create or imply any additional fiduciary duty by our directors. The Board of Directors and Executive Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Executive Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The non-binding resolution to approve the compensation of the Company’s executive officers will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes will not be treated as votes cast and therefore will not affect the outcome.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL TWO.

COMPENSATION DISCUSSION AND ANALYSIS

In the paragraphs that follow, we provide an overview and analysis of our compensation program and policies, the material compensation decisions we have made under those programs and policies with respect to our top executive officers, and the material factors that we considered in making those decisions. Following this Compensation Discussion and Analysis, or CD&A, under the heading “Executive Compensation,” is a series of tables containing specific data about the compensation earned in 2013 by the following individuals, whom we refer to as our named executive officers:

•	our Chairman and Chief Executive Officer, Dennis D. Oklak;

•	our Executive Vice President and Chief Financial Officer, Mark A. Denien;

•	our Senior Executive Vice President and Chief Operating Officer, James B. Connor;

•	our President, Healthcare, James D. Bremner;

•	our Executive Vice President, Construction, Steven R. Kennedy; and

•	our former Executive Vice President and Chief Financial Officer, Christie B. Kelly;

Effective May 17, 2013, Ms. Kelly resigned from her position as our Executive Vice President and Chief Financial Officer. As a matter of convenience, throughout this CD&A we refer to the Board of Directors of the Company as the “Board” and to the Executive Compensation Committee as the “Committee.”

Executive Summary

Our Business.    Duke Realty Corporation is a self-administered and self-managed REIT headquartered in Indianapolis, Indiana. As of December 31, 2013, our diversified portfolio of 754 rental and development properties, including jointly controlled properties, encompasses 152.6 million rentable square feet and is leased by a diverse base of approximately 2,900 tenants whose businesses include manufacturing, retailing, wholesale trade, distribution, healthcare and professional services. As a fully integrated commercial real estate firm, we provide in-house leasing, management, development and construction services. We also own, directly and through joint ventures, over 4,100 acres of land and control an additional 1,635 acres through purchase options.

Our Business Plan.    Our 2013 business plan focused on distinct operational, asset and capital strategies.

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Our operational focus for 2013 was to maximize adjusted funds from operations, or AFFO, and funds from operations, or FFO, through (1) maintaining and increasing property occupancy and rental rates; (2) selectively developing (i) new build-to-suit projects and (ii) development projects that are substantially pre-leased or, in limited circumstances, speculative; (3) leveraging our construction expertise to act as a general contractor or construction manager on a fee basis; and (4) providing a full line of real estate services to our tenants and to third parties.

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Our asset strategy was to selectively reposition our investments by the continued disposition of assets to reduce our retail, suburban office and land holdings while increasing our investment in industrial and medical office product.

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Our capital strategy was to improve our balance sheet by actively managing the components of our capital structure, while executing our overall operational and asset strategies, maintaining investment grade ratings from our credit rating agencies and improving the key metrics that drive such credit ratings.

Summary of 2013 Financial and Operational Results.    Overall, 2013 was a successful year across all aspects of our strategic focus. The execution of our operational, asset and capital strategies contributed to our overall positive performance. As illustrated by the following highlights, in 2013, we accomplished our longer term strategic objectives.

•	Operational Strategy: Even with only modest improvements in the overall economic environment, we had strong leasing activity in 2013. We were able to execute approximately 30 million square feet of leasing, which was our strongest year since 2007. The leasing activity was comprised of over 16 million square feet of new leases and 14 million square feet of renewal leases. This strong leasing activity resulted in an increase in overall occupancy from 92.4% at December 31, 2012 to 94.0% at December 31, 2013. This occupancy level at December 31, 2013 represents the highest overall occupancy level of the Company since 1995. In addition to increasing our occupancy, we were able to obtain positive rental rate growth on renewals of 2.9%.

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Asset Strategy:    During 2013, we accomplished our asset strategy of increasing our quality industrial and medical office portfolio while reducing our investment in retail and suburban office properties. We acquired over $500 million of 100% leased industrial properties during 2013. Development starts for the year consisted of 26 projects totaling 6.9 million square feet representing $666 million of projected stabilized costs that are estimated to earn a 7.7% stabilized return on costs. These developments starts were 91% pre-leased in the aggregate and consisted of $372 million of industrial projects; $179 million of medical office projects and three office projects for $115 million. This is the highest volume of development starts since 2007 and the highly pre-leased projects will generate significant earnings accretion when placed in-service. Dispositions activity was strong with over $877 million of property sales closing in 2013, including $374 million of suburban office, $286 million of medical office and $188 million of retail properties.

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Capital Strategy:    We executed a number of significant transactions in support of our capital strategy during 2013 in order to optimally sequence our unsecured debt maturities, support our acquisition and development strategy and to improve the overall leverage profile of the Company. We raised $669 million of equity at an average price of $14.50 per share. We also executed three separate unsecured debt transactions totaling $750 million and lowered our overall borrowing rate. In aggregate, we were successful in raising over $1.4 billion of capital proceeds. Our capital strategy actions have enabled us to continue strengthening our balance sheet, experience more productive capital market transactions and effectively manage our debt maturity schedule. We were able to improve all of our key leverage metrics including improving our fixed charge coverage ratio from 1.8x for 2012 to 2.1x for 2013. In addition, we have maintained or attracted high quality debt and equity investors as well as maintained the support of the rating agencies.

Our Link Between Company Strategy and Compensation.    As part of its continual review of our business strategy, management and the Board set financial goals designed to drive Company growth within the reality of current economic conditions. Our 2013 performance goals established at the beginning of the year for our compensation program were set with a wide range between threshold and superior performance. Superior-level performance goals were established significantly above our expected results. Performance metrics throughout our business were also directly aligned with our strategy and focus on cash. While the economic recovery remained modest during 2013, we were able to execute effectively in all phases of our strategy during 2013.

In keeping with the Committee’s long-held compensation philosophy of pay for performance, the 2013 compensation of our named executive officers was based on the Company’s business results and total shareholder return, both in the amount of annual bonus earned and the value of long-term equity awards. For example:

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The aggregate payout for 2013 annual bonuses for our named executive officers was 144.67% of target. This was largely a reflection of our strong performance across our operational, asset and capital strategies as discussed above, which formed the basis for financial and operational metrics that were used to determine bonus payouts. These results collectively determined 80% of the annual bonus for Mr. Oklak, and the operational strategy results determined 80% of the annual bonus for Mr. Denien, 68% for Mr. Connor, and 45% for Messrs. Bremner and Kennedy. Due to her departure in May 2013, Ms. Kelly did not receive an annual bonus for 2013.

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The 9.8% increase in AFFO (from $0.82 in 2012 to $0.90 in 2013) and the increase in our stock price plus reinvested dividends over the course of 2013 directly affected the amount our named executive officers may earn from their outstanding performance shares, which measure these results over a three-year period for both AFFO and total shareholder return for the 2011, 2012 and 2013 grants. As shown in further detail in the section entitled “Performance Share Awards” included in the discussion of Long-Term Incentive Awards below, each of our named executive officers earned 118.28% of the target number of performance shares granted in 2011, except for Mr. Denien who was not eligible for the Performance Share Plan at that time, and Ms. Kelly who forfeited her 2011 Performance Share Plan award due to her departure in May 2013.

Executive Compensation Practices.    The Committee is mindful of evolving practices in executive compensation and corporate governance. The table below highlights our current executive compensation practices – both the practices we believe drive performance and mitigate risk and the practices we have not implemented or eliminated because we do not believe they would serve our shareholders’ long-term interests.

Our Executive Compensation Practices: (What We Do)	See page	Executive Compensation Practices We Have Not Implemented: (What We Don’t Do)	See page
• We strive to provide a balanced pay opportunity for our executives, consisting of an appropriate mix of cash and equity, annual and longer-term incentives, and fixed and variable pay.	31

• The Committee makes all final compensation decisions regarding our named executive officers, with input from our CEO with regard to compensation for our named executive officers other than himself.	32

• The Committee engages an independent compensation consultant to provide advice and recommendations regarding executive compensation. The consultant is retained directly by and reports to the Committee.	29

•  Our compensation consultant did not provide any services in 2013 to the Company beyond the scope of its engagement with the Committee. As discussed under “—Role of the Committee and its Consultants,” the Committee does not believe that the work of its compensation consultant has raised any conflict of interest.

			29, 39

• The Committee reviews comprehensive analyses of each named executive officer’s compensation in total and by component.	32

• Our annual bonus plan is performance-based and has appropriate caps on bonus payouts. The 2013 financial/operational performance goals for our named executive officers were designed to directly enhance our primary operational goal for the year (maximizing cash from operations) and our longer-term strategies to deleverage our balance sheet and reposition our asset mix.	34	• We do not change performance metrics mid-cycle and we do not provide “forgiveness” for not achieving performance goals under our incentive programs.	32

• We encourage alignment of our executive officers’ interests with those of our shareholders through the award of long-term equity grants. In 2013, the long-term equity grant to our named executive officers was awarded two-thirds in restricted stock awards that vest ratably over five-years and one-third in performance shares that vest based on average annual growth in AFFO per share and relative total shareholder return performance, both measured over a three-year period.	37

Our Executive Compensation Practices: (What We Do)	See page	Executive Compensation Practices We Have Not Implemented: (What We Don’t Do)	See page
• Other than an annual executive physical outside of the regular healthcare plan, financial advisory services, automobile and cell phone allowances and, in limited circumstances, reimbursement for moving expenses, our named executive officers participate in the same welfare benefit programs available at the same cost to all other salaried employees. We provide only modest perquisites.	39	• We do not provide tax gross-ups on perquisites or on imputed income, if any, other than under our relocation program that applies to all employees.	—

• We generally do not enter into employment agreements with our executive officers. However, a small number of officers, including our named executive officers, have letter agreements that provide severance conditioned on the officer’s compliance with post-termination restrictive covenants, including covenants not to solicit our customers or employees, not to go to work for our competitors, and not to disclose our confidential information and trade secrets.	41	• We do not provide tax gross-up protection for change in control excise taxes.	48

• Our equity incentive plan provides for “double-trigger” vesting for awards granted after 2010 that are assumed by the acquiring company in a change in control.	49	• The change in control definition contained in our equity incentive plan is not a “liberal” definition that would be activated on shareholder approval of a transaction.	49

		• Our equity incentive plan expressly prohibits repricing of options or SARs (directly or indirectly) without prior shareholder approval.	—

• Our compensation programs encourage employees to build and maintain an ownership interest in the Company. We maintain robust share ownership and retention guidelines for our senior executive officers and our directors.	40	• Our insider trading policy prohibits any employee, officer or director from engaging in hedging activities involving Company stock, and generally prohibits margin loans involving Company stock.	—

• We have designed our compensation program to avoid and mitigate undue risk, including diversification of performance measures, caps on potential payments, clawback provisions, balanced time-horizons on incentive compensation, and annual risk assessments.	50	• Upon assessment in 2013, the Committee concluded that our compensation programs are well designed overall to not encourage behavior that would create a material risk for the Company.	51

Consideration of Most Recent Say on Pay Vote

At the annual meeting of shareholders on April 24, 2013, over 96% of the shares voted were voted in support of the 2012 compensation of our named executive officers, as discussed and disclosed in the 2013 proxy statement. The Committee appreciates and values the views of our shareholders. In considering the results of this most recent advisory vote on executive compensation, the Committee concluded that the compensation paid to our executive officers and the Company’s overall pay practices enjoy strong shareholder support. No significant changes were made to our executive compensation program for 2013 or 2014 as a result of the advisory vote.

The Committee recognizes that executive pay practices and notions of sound governance principles continue to evolve. Consequently, the Committee intends to continue paying close attention to the advice and counsel of its independent compensation advisors and invites our shareholders to communicate any concerns or opinions on executive pay directly to the Committee or the Board. Please refer to “Contacting the Board of Directors” on page 12 for information about communicating with the Board.

At the annual meeting of shareholders on April 27, 2011, our shareholders expressed a preference that advisory votes on executive compensation occur every year. Consistent with this preference, the Board of Directors determined to implement an advisory vote on executive compensation every year until the next required vote on the frequency of shareholder votes on the compensation of executives, which will occur no later than the 2017 annual meeting.

Overview of Executive Compensation Philosophy and Objectives

We have designed our executive compensation program, under the direction of the Committee to attract and retain the highest quality executive officers, directly link pay to our performance, and build value for our shareholders. In order to do this effectively, our program is designed to:

•	provide total compensation opportunities with a combination of compensation elements that are competitive,

•	tie a significant portion of each executive’s compensation to his or her individual performance and contribution to achieving our key business objectives, and

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align shareholder interests and executive rewards by tying a significant portion of each executive’s compensation opportunity to pay for performance standards designed to increase long-term shareholder value.

Role of the Committee and its Consultants

The Committee has primary responsibility for setting the compensation of the Company’s senior executive officers in a manner that is effective and consistent with the compensation strategy for the Company. As part of that responsibility, the Committee reviews on an individual basis the performance of each of the named executive officers. The Committee also oversees the design, implementation and administration of the Company’s equity-related compensation plans. A more complete description of the Committee’s functions is set forth in the Committee’s charter, which is available on the Investor Relations/Corporate Governance section of the Company’s website at http://www.dukerealty.com.

Each of the four members of the Committee is independent, as determined by our Board and based on the NYSE listing standards. Their independence from management allows the Committee members to apply independent judgment when designing and overseeing our compensation program and in making pay decisions.

To assist in evaluating the compensation practices at the Company, the Committee regularly uses independent compensation consultants to provide advice and ongoing recommendations regarding executive compensation that are consistent with our business goals and pay philosophy. In 2013, the Committee engaged Frederic W. Cook & Co., Inc., or Cook & Co., as its independent executive compensation consultant, that reports directly to the Committee. A representative of Cook & Co. attends meetings of the Committee, as requested, and communicates with the Committee Chair between meetings. Cook & Co. reviews compensation recommendations submitted by the Company and assists the Committee in allocating our executives’ targeted total direct compensation among base salary, annual incentive bonus opportunity and long-term incentive opportunity. These processes are described below. As noted above, the Committee does not believe that the work of Cook & Co. has raised any conflict of interest.

Assessing the Competitive Marketplace

As part of its process of evaluating our compensation program, the Committee reviews compensation data to ensure that our executive officer compensation is competitive in the marketplace. In 2013, management engaged FPL Associates, or FPL, to provide market data from two peer groups. The first peer group, developed in consultation with Cook & Co., consisted of 14 public REITs that are similar in size to the Company in terms of total capitalization (market value of common stock, preferred stock, operating partnership units and balance sheet long-term debt). This group was used as the primary source to assess competitive levels of compensation for our executive officers. The total capitalization of companies in this peer group ranged from approximately $5.1 billion to $23.3 billion, with a median of $9.9 billion (as of June 30, 2013). The Company’s total capitalization of approximately $10.0 billion (also as of June 30, 2013) was consistent with the median of the peer group. The companies included in the REIT compensation peer group are as follows:

•	Apartment Investment and Management Company

•	AvalonBay Communities, Inc.

•	BioMed Realty Trust, Inc.

•	Camden Property Trust

•	CBL & Associates Properties, Inc.

•	Douglas Emmett, Inc.

•	Digital Realty Trust, Inc.

•	DDR Corp.

•	Federal Realty Investment Trust

•	Highwoods Properties, Inc.

•	Kimco Realty Corporation

•	Liberty Property Trust

•	The Macerich Company

•	UDR, Inc.

As a secondary point of reference, the Committee also reviewed compensation data from a second peer group comprised of 13 general public companies outside the REIT industry that are similar in size to the Company in terms of equity market capitalization. The equity market capitalization of companies in this peer group ranged from approximately $2.7 billion to $11.2 billion, with a median of $5.0 billion (as of August 16, 2013). The Company’s equity market capitalization of approximately $4.6 billion (also as of August 16, 2013) was consistent with the median of the peer group. The companies included in the general public company compensation peer group are as follows: American Eagle Outfitters, Inc., Arthur J. Gallagher & Co., Constellation Brands, Inc., Dunkin Brands Group, Inc., E*Trade Financial Corporation, Equifax, Inc., First Republic Bank, Frontier Communications Corporation, Guess? Inc., Nordson Corporation, Panera Bread Co., Tyson Foods, Inc., Williams-Sonoma Inc.

How the Committee Uses Benchmarking Data

The Committee’s objective related to executive compensation is to provide a range of compensation opportunities with a combination of elements and with a midpoint that are generally at competitive median opportunities. To do this, the Committee reviews the median compensation levels from the REIT compensation peer group companies for each component of pay, including base salary, target annual incentive bonus, target total cash compensation (which includes both base salary and target annual incentive bonus), target long-term compensation, and target total direct compensation (which includes base salary, target annual incentive bonus, and the target value of long-term incentives) for each executive officer position at the Company. In making actual pay decisions within the range of these median parameters, the Committee considers each executive’s experience level and job performance; his or her duties and responsibilities at the Company compared to the duties and responsibilities of executive officers in similar positions at REIT compensation peer group companies; the Company’s performance; internal pay equity; and other circumstances unique to the Company. In considering these qualitative and quantitative factors, there is an inherent amount of subjectivity exercised by the Committee in order to reflect its view of what is appropriate and fair under the circumstances of our Company and our executive officers. As noted above, the Committee uses the market data from the general public company peer group as a secondary reference point, but such market data is not a material factor considered by the Committee in establishing compensation for our executive officers.

Determining Individual Compensation Levels and Pay Mix

The basic elements of our total direct compensation program consist of: (1) base salary, which is paid in cash and is an element of “fixed” compensation in the sense that it does not vary based on performance, (2) annual incentive bonus, which is paid in cash, but is “variable” compensation in the sense that the payout varies based upon the Company’s and the executive officer’s performance against prescribed annual goals, and (3) long-term incentives, which in 2013 were delivered in the form of RSUs and performance shares that will be settled in shares of our common stock if and to the extent earned. This form of long-term incentive is considered “variable” compensation in the sense that its value is dependent on variations in the Company’s stock price as well as, in the case of performance shares, performance against operational and financial goals.

We tailor our compensation program each year to provide what we consider to be a proper balance of the various elements, taking into consideration the competitive market data for our REIT and general public company compensation peer groups and the rank and responsibility of each employee.

With the input of Cook & Co., the Committee allocated each executive’s targeted total direct compensation among base salary, annual incentive bonus opportunity and long-term incentive opportunity.

We believe that a significant percentage of our executives’ compensation should be at risk and subject to performance. We also attempt to balance the short and long-term focus of our executives and to align their interests with our shareholders by providing a meaningful portion of their compensation in the form of equity.

To illustrate how we apply this strategy, the charts on the following page show the allocations of the fiscal year 2013 target total direct compensation for our CEO and the fiscal year 2013 average target total direct compensation for our other named executive officers, respectively. Base salary is the only fixed element of compensation, with the remainder being at risk. Base salary and annual bonus are paid in cash, while 100% of the long-term incentive opportunity (RSUs and performance shares) is paid in stock.

Fiscal 2013 Targeted Total Direct Compensation(1)

(1)	Mr. Denien and Ms. Kelly are not included in the “Other NEO’s” chart since neither was in the chief financial officer position for the entire year and each of their respective 2013 target total direct compensation does not fully represent the chief financial officer position.

= Base Salary

= Annual Bonus

= Performance Shares

= Restricted Stock Units

Analysis of 2013 Compensation Decisions

The Committee assesses the individual performance of the executive officers, including the CEO, in addition to the financial and operational results of the Company, and, for Messrs. Connor, Bremner and Kennedy, the financial and operational results of their respective divisions, against annual objectives. In regard to the CEO, the Committee is responsible for reviewing the achievement of individual goals and objectives, evaluating the CEO’s overall performance, and setting the CEO’s compensation based on this evaluation. Among other things, in particular with respect to the CEO, the Committee evaluates strategic vision and leadership, the Company’s financial and operational results, the executive’s ability to make long-term decisions that create competitive advantage and position the Company as a leading REIT, and overall the effectiveness of the executive as a leader and role model.

Individual, and if applicable, division performance, as discussed below, is one of the considerations in setting the base salaries of our named executive officers. Because our officers’ annual and long-term incentive opportunities are determined by reference to a percentage of base salary, the individual and division performance assessments are also indirectly reflected in the annual and long-term incentive elements of our compensation program. For our named executive officers, 10% to 20% of the annual incentive bonus is directly tied to individual performance. Division performance accounts for 45% of Mr. Connor’s annual incentive bonus, reflecting his role as Senior Executive Vice President and Chief Operating Officer, or COO. Likewise, division performance accounts for 45% of Messrs. Bremner’s and Kennedy’s annual incentive bonus, reflecting their respective roles as President, Healthcare, and Executive Vice President, Construction.

CEO Individual Performance.    At the beginning of each year, the Committee reviews and approves individual goals for Mr. Oklak. These goals relate to financial and operational performance, implementation of strategic initiatives and personnel development and recruitment. For example, in 2013, Mr. Oklak’s individual goals included, among others: adding a new director to the Board, developing key executives, furthering our asset repositioning and capital strategies and improving focus on diversity within the Company. After the end of each year, the Committee assesses Mr. Oklak’s performance against his individual goals for the prior year. This assessment is taken into account in setting his base salary for the current year and in determining a portion of his annual bonus for the prior year.

Other Executive Officers’ Individual and Division Performance.    Development of individual, and if applicable division, performance goals for each named executive officer, is a collective effort by Mr. Oklak, the Committee and the named executive officer himself or herself. At the beginning of each year, Mr. Oklak makes recommendations to the Committee for individual and division performance goals for each named executive officer. The individual and division goals vary considerably from one executive to another, as a reflection of their different roles within the Company.

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As the Company’s Chief Financial Officer, or CFO, Mr. Denien’s individual goals for 2013 focused on successfully transitioning into his new role as CFO, further developing his direct reports, contributing to the development of our 2014 long-term strategic plan, developing relationships with investors and analysts, contributing to the community and the commercial real estate industry in a meaningful way and diversity and inclusion goals.

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Mr. Connor had individual and division goals tailored to reflect his responsibilities as Senior Executive Vice President and Chief Operating Officer, including goals in the following areas: property cash flow (AFFO), same-property net operating income growth, average in-service lease up occupancy, lease quality, overhead expenses, development starts and yields, continued development of his leadership team and diversity and inclusion goals.

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Mr. Bremner had individual and division goals for 2013 related to his responsibilities to oversee the Company’s healthcare and marketing divisions, including goals in the following areas: property cash flow (AFFO), same-property net operating income growth, average in-service lease up occupancy, lease quality, overhead expenses, development starts and yields, continued development of his leadership team and diversity and inclusion goals.

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Mr. Kennedy had individual and division goals tailored to reflect his responsibilities related to the Company’s construction matters, including executing on budgeted development and third party construction starts and volume, achieving third party construction fee revenue goals, implementing operational initiatives, managing overhead expenses, developing his leadership team and diversity and inclusion goals.

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As the former CFO, Ms. Kelly had individual performance goals in place that reflected her role including achieving capital strategy objectives, maintaining our balance sheet strength, refining the next phase of our company strategy, contributing to the community, developing her financial leadership team and overall company talent development, and making significant progress in our asset and operating strategies. However, due to her departure in May 2013, Ms. Kelly did not receive an annual bonus for 2013.

Due to the tailored nature of these individual and division goals, the assessment of their achievement is necessarily more subjective than for the financial and operational goals that comprise the Company’s overall performance objectives. Based upon his evaluation, the CEO reports to the Committee his assessment of the individual and division performance of each executive officer other than himself. This assessment is taken into account in setting base salaries for our officers for the next year. In addition, as discussed below, individual performance accounts for 10% to 20% and division goals account for 45% of these officers’ annual incentive bonus determination for the most recently completed year.

Base Salaries

Base salaries paid to the Company’s executive officers are the fixed portion of annual compensation and are intended to recognize the fundamental skills and experience of our executive officers. The base salaries are reviewed annually by the Committee and are adjusted from time to time to recognize the officer’s level of responsibility, outstanding individual performance, promotions, internal equity considerations and external competitive compensation data. Mr. Oklak’s base salary increased $20,000 to $720,000 at the beginning of 2013 to recognize his experience level and overall performance during 2012. Mr. Denien’s pay was increased to $340,000 on May 17, 2013 in connection with his promotion to Executive Vice President and Chief Financial Officer. Mr. Connor’s base salary was increased by $10,000 to $385,000 at the beginning of 2013 in recognition of his performance during 2012, and then by $40,000 to $425,000 on July 31, 2013 in connection with his promotion to Senior Executive Vice President and Chief Operating Officer. Messrs. Bremner’s and Kennedy’s base salaries were increased at the beginning of 2013 by $10,000 and $8,000 respectively to $385,000 and $338,000 in recognition of their performance in 2012.

Annual Cash Incentives

The Company pays annual incentive bonuses to reward executives for achieving or surpassing annual performance goals which are directly related to our key financial and operational objectives for the year and for execution of specific strategies of the Company. At the beginning of each year, the Committee establishes performance targets for the annual incentive program. These performance targets are developed using economic and industry factors, including the interest rate environment, general market conditions, overall Company leverage, annual capital recycling goals, the capital market environment, specific platform issues, and other considerations.

Each named executive officer has a target annual bonus potential, expressed as a percentage of base salary, that is based on his or her role and responsibilities, internal equity considerations, and external competitive compensation data as reviewed from time to time. Annual bonuses are paid in cash in February, for the prior year’s performance, and are based upon the Committee’s assessment of the Company’s overall performance against goals and each executive’s individual (and, if applicable, regional or division) performance against goals approved by the Committee, with a higher emphasis on overall Company performance for the CEO and CFO.

For Mr. Oklak, overall Company performance in 2013 was determined using three components, relating to our operational, capital and asset strategies, respectively. Company performance in 2013 for Messrs. Denien, Connor, Bremner and Kennedy was determined using goals related to the operational component, in addition to certain regional and division performance objectives for Messrs. Connor, Bremner and Kennedy. The operational component was, in turn, based on three subcomponents: one that measures the Company’s annual change in AFFO per share, one that measures the average in-service lease up occupancy of our real estate portfolio, and one that measures annual change in same-property net operating income, each as described in more detail below. We selected these measures because they directly impact and are indicative of our success in achieving our primary financial and operational objectives for 2013: namely, increasing profitability by maximizing cash from operations.

•

To calculate AFFO, FFO must first be computed. FFO is computed in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as net income (loss) excluding gains (losses) on sales of depreciable property, impairment charges related to depreciable real estate assets, and extraordinary items (computed in accordance with generally accepted accounting principles (“GAAP”)); plus real estate related depreciation and amortization, and after similar adjustments for unconsolidated joint ventures. Then, FFO computed in accordance with NAREIT, is adjusted for certain items that are generally non-cash in nature and that materially distort the comparative measurement of company performance over time. The adjustments include gains on sale of undeveloped land, impairment charges not related to depreciable real estate assets, tax expense or benefit related to (i) changes in deferred tax asset valuation allowances, (ii) changes in tax exposure accruals that were established as the result of the previous adoption of new accounting principles, or (iii) taxable income (loss) related to other items excluded from FFO or Core FFO (collectively referred to as “other income tax items” ), gains (losses) on debt transactions, adjustments on the repurchase or redemption of preferred stock, gains (losses) on and related cost of acquisitions, and severance charges related to major overhead restructuring activities. Although our calculation of Core FFO differs from NAREIT’s definition of FFO and may not be comparable to that of other REITS and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance. AFFO is Core FFO less recurring building improvements and total second generation capital expenditures (the leasing of vacant space that had previously been under lease by the company is referred to as second generation lease activity) related to leases commencing during the reporting period, and adjusted for certain non-cash items including straight line rental income, noncash components of interest expense and stock compensation expense, and after similar adjustments for unconsolidated partnerships and joint ventures.

•

Average In-Service Occupancy (Lease-Up Basis) is the average square feet represented by executed leases, without regard to whether the leases have commenced, divided by the total average square feet of our in-service real estate portfolio.

•

Same-Property Net Operating Income represents the year-over-year percentage change in property level net operating income for all properties that have been in service for 24 months or longer and that have not had an individual gross lease termination fee in excess of $250,000 during the last 24 months. Net operating income is equal to FFO excluding the effects of straight-line rent, concession amortization and market lease amortization.

The following table shows the performance goals and weightings of the 2013 annual incentive bonus opportunities for Messrs. Oklak and Denien.

	Weighting for Mr. Oklak	Weighting for Mr. Denien	2013 Annual Incentive Targets
			Threshold	Target	Stretch	Superior	Actual
Operational Strategy
• AFFO/Share	20%	26.67%	$.80	$.86	$.90	$.92	.90
• Average In-Service Lease Up Occupancy	20%	26.67%	91%	93%	94%	94.5%	93.3%
• Same-Property Net Operating Income	20%	26.67%	.5%	2.0%	3.0%	4.0%	3.7%

Capital Strategy	10%	0%	Achievement of the following long- term goals: (1) ratio of debt to gross book assets of 45% or less and (2) ratio of debt to EBITDA of below 6.0 times.

Asset Strategy	10%	0%	Achievement of a change in product type mix to 60% industrial, 25% office, and 15% medical office.

Individual Goals	20%	20%	Subjective assessment of achievement of individual goals for 2013 as discussed above.
Total	100%	100%

The following table shows the performance goals and weightings of the 2013 annual incentive bonus opportunity for Messrs. Connor, Bremner and Kennedy.

	Weighting	2013 Annual Incentive Targets
		Threshold	Target	Stretch	Superior	Actual
Operational Strategy
• AFFO/Share	15%	$.80	$.86	$.90	$.92	$.90
• Average Lease Up Occupancy	15%	91%	93%	94%	94.5%	93.3%
• Same-Property Net Operating Income	15%	.5%	2.0%	3.0%	4.0%	3.7%

Division Goals for Mr. Connor	45%	A mix of financial and operational goals
applicable to our entire real estate portfolio,
including property level AFFO ($542.8 million
target, $563.0 million actual), same-property
NOI growth (2.26% target, 3.75% actual),
average in-service lease up occupancy (93.16%
target, 93.34% actual), lease quality (various)
and current year development starts stabilized
in the current year ($506.7 million target,
		$535.3 million actual).

Division Goals for Mr. Bremner	45%	A mix of financial and operational goals
applicable to our Healthcare Division, including
AFFO ($84.7 million target, $88.1 million
actual), same property NOI growth (1.07%
target, 3.32% actual), average in-service lease
up occupancy (92.15% target, 92.74% actual),
lease quality (various), and current year
developments stabilized in current year ($205.5
		million target, $139.9 million actual).

Division Goals for Mr. Kennedy	45%	A mix of financial and operational goals
applicable to our Construction Division,
including: construction volume ($687.0 million
target, $620.6 million actual), construction
starts ($555.5 million target, $814.1 million
actual), third party fee revenue ($17.2 million
target, $20.6 million actual), and various
		overhead expense metrics.

Individual Goals	10%	Subjective assessment of achievement of individual goals for 2013 as discussed above.

Total	100%

Financial component target levels set for our executive compensation program are used for that limited purpose and should not be understood to be statements of management’s expectations of our future results or other guidance. Investors should not apply these targets in any other context.

The following table shows the target annual incentive bonus for 2013 for each of our named executive officers and the actual award earned, in each case expressed as a percentage of base salary:

Name	Target Annual Bonus (as a % of Salary)	Actual Annual Bonus (as a % of Salary)
Mr. Oklak	135%	202.5%
Mr. Denien	90%	133.2%
Mr. Connor	125%	175.8%
Mr. Bremner	110%	155.5%
Mr. Kennedy	105%	143.9%
Ms. Kelly(1)	110%	—

(1)	Due to her departure in May 2013, Ms. Kelly did not receive an annual bonus for 2013.

Long-Term Incentive Awards

The objectives of the Company’s long-term incentive compensation program are to:

•	reward achievement over a multi-year period;

•	align the interests of executives with those of shareholders by focusing executives on the shareholder return performance of the Company; and

•	provide a retention mechanism through multi-year vesting.

The Committee oversees grants of long-term incentives on an annual basis and at such other times as may be warranted. A target long-term incentive award value is established for each executive, as a percentage of base salary. The Committee determines the target grant amounts using factors similar to those used in setting annual incentive targets, including the executive’s level of responsibility within the Company and internal and external equity considerations.

The following table shows the target long-term incentive award values for 2013 for each of our named executive officers, expressed as a percentage of base salary:

Name	Target Long-Term Incentive Award Value (as a % of Salary)
Mr. Oklak	320%
Mr. Denien(1)	40%
Mr. Connor	160%
Mr. Bremner	130%
Mr. Kennedy	125%
Ms. Kelly(2)	165%

(1)	The target long-term incentive award value (as a percentage of salary) for Mr. Denien was 40% when 2013 long-term incentive awards were granted in February 2013 which was prior to Mr. Denien’s promotion to CFO on May 17, 2013. Mr. Denien’s target long-term incentive award value (as a percentage of salary) was increased to 155% upon being promoted which will apply to his 2014 annual grant.

(2)	In connection with her resignation, Ms. Kelly forfeited all unvested long-term incentive awards including her 2013 long-term incentive award.

RSUs.    To support the retention of key talent and to manage the efficient use of shares in our stock plan, the Committee elected to make two-thirds of the long-term incentive grants in 2013 in the form of RSUs. RSUs provide the Company’s executive officers with long-term incentive opportunities that are aligned with the shareholder benefits of an increased common stock value. In addition, RSUs are aligned with performance because they allow the holder to share in total shareholder return, both through share price appreciation and dividends. They are directly aligned with shareholders because they have both upside opportunity, as well as downside risk. Compared to stock options, RSUs are less leveraged, but can have a stronger retention incentive because they continue to have some value even if the stock price declines after the grant date.

The RSUs granted in 2013 vest 20% per year over a five-year period, subject to the holder’s continued employment. During the vesting period, RSUs accumulate dividend equivalents, which are deemed to be reinvested in additional RSUs based upon the closing price of the Company’s common stock on the dividend payment date. Upon vesting, the original RSUs and the RSUs acquired through corresponding dividend equivalents are converted to shares of the Company’s common stock and paid to participants.

Performance Share Awards.    In February 2010, the Committee adopted the 2010 Performance Share Plan, or PSP, which is a subplan of the Duke Realty Corporation Amended and Restated 2005 Long-Term Incentive Plan, or the 2005 Incentive Plan. The PSP is designed to provide executive officers with long-term incentive opportunities directly related to financial performance objectives established by the Committee for each award. Performance shares granted under the PSP represent the right to earn actual shares of the Company’s common stock at the end of a performance cycle established for each grant of a PSP award. The actual number of shares to be earned with respect to an award is based upon the number of targeted performance shares, multiplied by a “payout percentage” determined by the level of performance against pre-established performance goals. Awards under the PSP may also provide for additional shares payable as dividend equivalents earned on performance shares that vest. No dividend equivalents are earned on performance shares that do not vest.

One-third of the total grant-date value of the long-term equity awards made to our named executive officers in February 2013 consists of performance shares under the PSP, except for Mr. Denien who had not yet been promoted to CFO and was therefore not eligible for PSP awards at that time. These awards have two financial performance components. The first financial component measures the Company’s average annual growth in AFFO per share over a three-year period beginning January 1, 2013. The second financial component measures our annualized total shareholder return (changes in stock price, inclusive of reinvested dividends) relative to a peer group over a three-year period beginning January 1, 2013. For purposes of relative total shareholder return comparisons, the Company selected REITs against which we most directly compete for business and/or capital for inclusion in the performance peer group:

Brandywine Realty Trust	EastGroup Properties, Inc.	Liberty Property Trust
Corporate Office Properties Trust	First Industrial Realty Trust, Inc.	Mack-Cali Realty Corporation
DCT Industrial Trust Inc.	Highwoods Properties, Inc.	Prologis, Inc.

Payout of Performance Share Awards Granted in 2011.    In 2013, Messrs. Oklak, Connor, Bremner and Kennedy earned a payout of the performance shares granted under the PSP in 2011, or the 2011 PSP Awards. The 2011 PSP Awards had two financial performance components, one that measured the Company’s average annual growth in AFFO and one that measured the Company’s average annual total shareholder return, both over a three-year period beginning January 1, 2011.

The following table shows the AFFO metric goals and corresponding payout percentages, with payout for performance between levels linearly interpolated between 50% and 150%, for the 2011 PSP Awards.

Average Annual Growth in AFFO per share—Weighted 50%
Performance Level	Targets	Payout Percentage
Superior	7% or above	150%
Target	4%	100%
Threshold	2%	50%
	Less than 2%	0%

The following table shows the total shareholder return goals and corresponding payout percentages, with payout for performance between levels linearly interpolated between 50% and 150%, for the 2011 PSP Awards.

Average Annual Total Shareholder Return—Weighted 50%
Performance Level	Targets	Payout Percentage
Superior	17% or above	150%
Target	12%	100%
Threshold	6%	50%
	Less than 6%	0%

For purposes of the 2011 PSP Awards, our average annual growth in AFFO per share was 5.84%, resulting in a payout percentage of 130.67% and our average annual total shareholder return was 12.59%, resulting in a payout percentage of 105.9%. The combined payout percentage was 118.28%, the simple average of the two payout percentages. In addition, dividend equivalents accrued on the performance shares earned were paid out in shares of stock. Please see “Executive Compensation—Option Exercises and Stock Vested in 2013” for the number of shares of stock and value thereof received by our named executive officers in connection with the payout of the 2011 PSP Awards.

Other Compensation and Benefits

The Company’s executive officers participate in benefits plans generally available to all other employees. The Company also provides certain benefits to its executive officers that are not available to all other employees, such as physical examinations that are outside the normal health care plan, financial advisory services, automobile and cell phone allowances and, in limited circumstances, reimbursement for moving expenses. For additional information on these benefits made available during fiscal 2013, please see the Summary Compensation Table under the section entitled “Executive Compensation.”

Management of Compensation-Related Risk

We have designed our compensation programs to avoid excessive risk-taking, and the Committee annually reviews our compensation programs in the context of potential high-risk design provisions. The following are some of the features of our program designed to help us appropriately manage business risk:

•	Diversification of performance measures;

•	A balanced weighting of the various performance measures, to avoid excessive attention on achievement of one measure over another;

•	Fixed maximum award levels for performance-based awards;

•

An assortment of methods for delivering compensation, including cash and equity based incentives with different time horizons, to focus our executives on specific objectives that help us achieve our business plan and create an alignment with long-term shareholder interests;

•	Guidelines designed to assure the independence of compensation advisers who advise the Committee, as described below;

•	A compensation recoupment policy and equity grant procedures, as described below; and

•	Stock ownership and retention guidelines applicable to all executive officers and directors, as described below.

Compensation Committee Advisers Independence Guidelines.    The Committee has adopted guidelines with respect to the engagement of independent executive compensation advisers to advise it in fulfilling its responsibilities. These guidelines, which can be found on the Investor Relations/Corporate Governance section of the Company’s website at http://www.dukerealty.com, are designed to safeguard the independence of the Committee’s advisers from the Company and management. The Committee’s consultant, Cook & Co., reports directly to the Committee Chair, and all work conducted by Cook & Co. for the Company is on behalf of the Committee. Cook & Co. provided no services to the Company other than executive and non-employee director compensation consulting services, and has no other direct or indirect business relationship with the Company or any of its affiliates. In addition, in its consulting agreement with the Committee, Cook & Co. agrees to advise the Chair of the Committee if any potential conflicts of interest arise that could cause Cook & Co.’s independence to be questioned, and to undertake no projects for management except as approved in advance by the Committee Chair.

Compensation Recoupment Policy.    The Company has adopted a compensation recoupment policy under which executive officers and the chief accounting officer could be required to return to the Company certain compensation (such as a bonus or other variable compensation) to the extent it was earned based on inaccurate financial statements or other inaccurately calculated performance metrics. In that case, the Committee may take such action, subject to approval by the Board and applicable law, as it determines appropriate, to recover the difference between the amount actually paid to the executive officer and the amount that would have been paid based on the correct financial results or other performance metric. Also, if the Committee determines that any employee’s intentional or knowingly fraudulent or illegal conduct caused damage to the Company, the Committee may take such action as it determines appropriate to cancel or reduce any outstanding equity compensation awards, incentive compensation awards, or other benefits to which the employee is actually or contingently entitled, in an amount up to the damage to the Company. The Company’s Recoupment Policy is incorporated into the Code of Conduct that can be found on the Investor Relations/Corporate Governance section of the Company’s website at http://www.dukerealty.com.

Stock Ownership and Retention Guidelines.    The Company’s senior executive officers are required to hold shares of common stock with a value equal to specified multiples of base salary, as shown below. This program assists in focusing executives on long-term success and shareholder value by requiring executives to hold Company stock over the long term.

Position	Base Salary Multiple	Time to Attain
Chief Executive Officer	6x	5 years
Executive Vice Presidents and the Chief Operating Officer	4x	5 years

The stock ownership goal for each person subject to the Company’s Stock Ownership Guidelines is determined on an individual basis, first in dollars equal to a multiple of the executive’s base salary, and then by converting that amount to a fixed number of shares. Until the senior executive officers reach their ownership guidelines, they are required to retain shares that are owned on the date they became subject to the Stock Ownership Guidelines and at least 75% of “net shares” delivered through the Company’s executive compensation plans. For this purpose, “net shares” means the number of shares obtained by exercising stock options or through the vesting of awards, less the number of shares the executive sells or trades to cover the exercise costs or to pay withholding taxes. If the executive transfers an award to a family member, the transferee will be subject to the same retention requirements. A copy of the Stock Ownership Guidelines can be found on the Investor Relations/Corporate Governance section of the Company’s website at http://www.dukerealty.com.

Equity Grant Policies.    Our annual equity grants, including equity grants to named executive officers, are awarded effective as of February 10 of each year, with the grant value of an RSU and the target value of a PSP award, as applicable, equal to the fair market value of our stock as of the grant date. Having a pre-determined grant date minimizes any concern that grant dates could be selectively chosen based upon market price at any given time. The Committee periodically approves equity grants to newly hired employees or to employees receiving promotions. These interim grants generally occur on the February 10, May 10, August 10 or November 10 immediately following the date of hire or promotion, with the grant value of an RSU, equal to the fair market value of our stock as of the grant date. The Committee is authorized to award special equity grants on other dates from time to time when the Company experiences exceptional performance results. The Company does not plan to time, and has not timed, its release of material non-public information for the purpose of affecting the value of executive compensation. The Company no longer awards stock options, and has never had any programs, plans or practices of awarding stock options and setting the exercise price based on the stock’s price on a date other than the actual grant date (or the closing price on the last preceding trading day when the grant date falls on a day when the stock markets are closed).

Employment and Severance Agreements

As a matter of business philosophy, the Company does not enter into employment agreements with its executive officers. However, the Company from time to time enters into letter agreements regarding executive severance with certain key officers. The Company enters into these agreements as a means of protecting the business interests of the Company by conditioning the right of a terminated officer to receive the severance benefits upon each officer’s compliance with a number of post-termination restrictive covenants, including covenants not to solicit our customers or employees, not to go to work for our competitors, and not to disclose our confidential information and trade secrets. By tying the right to receive severance to compliance with the restrictive covenants, we are able to provide a strong financial incentive for the former officer to not compete with us, to not disclose our confidential information and to not solicit our employees and customers. We believe that having these covenants in place and the likelihood that they will be honored are tangible benefits to our shareholders.

The letter agreements provide the highest severance payment in the case of an employment termination in connection with a change in control of the Company. It is natural, in the face of a pending change in control, for executives to be concerned and distracted by uncertainty as to their ongoing role in the organization after the transaction. The Company recognizes the importance of reducing the risk that these personal concerns could influence our executive officers when considering strategic opportunities that may include a change in control of the Company. We believe that the enhanced severance payments in the case of a change in control appropriately balance the potential harm to the Company from distraction or loss of key executives in connection with a potential corporate transaction that could benefit our shareholders.

For additional disclosure about the terms of the severance agreements, please see “Executive Compensation—Other Potential Post-Employment Payments.”

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, imposes a limitation on the deductibility of certain compensation in excess of $1 million paid to the chief executive officer and the three other most highly compensated executive officers of a public company, other than the chief financial officer. However, compensation that qualifies for the performance-based compensation exemption from Section 162(m) of the Code is fully deductible, without regard to the limits of Section 162(m). To the extent that Section 162(m) applies to compensation paid by the Company, our 2005 Incentive Plan is designed to permit the performance shares and the annual cash incentive awards to qualify as performance-based compensation. There can be no assurance that these awards will be fully deductible under all circumstances, however, as a number of additional requirements must be met for such awards to qualify as performance-based compensation. In addition, while the Committee considers the deduction limitation in designing compensation plans and overseeing awards under those plans, it also considers many other factors and retains the discretion to pay non-deductible amounts. The Committee believes that such flexibility best serves the interests of the Company and its shareholders by allowing the Committee to recognize and motivate executive officers as circumstances warrant.

EXECUTIVE COMPENSATION

The total direct compensation of each named executive officer consists of annual base salary and annual cash and long-term equity incentive awards as specifically addressed above in the CD&A. The Company’s objective is to provide compensation opportunities that are competitive in total as well as in the mix of elements. The compensation program is designed to provide the proper balance of fixed versus variable and cash versus equity compensation.

With the exception of stock awards, the following table sets forth the compensation earned by or paid to each of the named executive officers of the Company during the fiscal years ended December 31, 2013, December 31, 2012 and December 31, 2011. In the case of stock awards, this table reflects the aggregate grant date fair value of stock awards granted by the Company during these years.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Dennis D. Oklak	2013	718,461	2,240,000	1,458,000	27,803	4,444,264
Chairman & Chief Executive Officer	2012	700,000	1,890,000	1,250,580	20,665	3,861,245
	2011	684,615	1,350,000	1,192,719	11,688	3,239,022

Mark A. Denien Executive Vice President & Chief Financial Officer(4)	2013	297,623	153,650	452,890	14,381	918,544

James B. Connor	2013	399,308	600,000	747,150	27,996	1,774,454
Senior Executive Vice President and Chief Operating Officer(5)	2012	373,077	455,000	583,360	20,295	1,431,732
	2011	346,923	372,000	481,184	11,643	1,211,750

James D. Bremner, President, Healthcare	2013	384,232	487,500	598,960	12,668	1,483,360

Steven R. Kennedy	2013	337,384	412,500	486,480	16,547	1,252,911
Executive Vice President, Construction	2012	329,615	406,250	473,630	11,668	1,221,163
	2011	324,231	393,750	424,860	9,888	1,152,729

Christie B. Kelly,	2013	169,519	618,750	—	7,739	796,008
Former Executive Vice President & Chief Financial Officer(4)	2012	375,000	600,000	562,760	6,868	1,544,628
	2011	375,000	600,000	540,656	10,216	1,525,872

(1)	This column reflects the aggregate grant date fair value in the applicable year for (a) RSUs granted under the 2005 Incentive Plan and (b) performance shares granted under the PSP, as computed under FASB ASC Topic 718. Pursuant to SEC rules, the amounts shown in the Summary Compensation Table for awards subject to financial performance conditions are based on the probable outcome as of the date of grant and exclude the impact of estimated forfeitures. The following table sets forth the grant date fair values of the 2011, 2012 and 2013 PSP grants, in addition to values assuming achievement of the highest level of performance, for each named executive officer, with the exception of Mr. Denien, who was not eligible to receive this award in 2011, 2012 or 2013, and Mr. Bremner, who was not a named executive officer in 2011 or 2012. Accordingly, for Mr. Denien, there is no information below, and for Mr. Bremner, we have included information regarding the 2013 PSP grant only. The 2011 PSP award vested as of December 31, 2013, and its payout value is also indicated in the table below for each named executive officer, with the exception of Messrs. Bremner and Denien.

	2011 PSP Awards			2012 PSP Awards		2013 PSP Awards
	Grant Date Fair Value	Value Assuming Highest Level of Performance	Vesting Value as of 12/31/13(a)	Grant Date Fair Value	Value Assuming Highest Level of Performance	Grant Date Fair Value	Value Assuming Highest Level of Performance
Mr. Oklak	$450,000	$675,000	$675,790	$630,000	$1,260,000	$746,667	$1,493,334
Mr. Denien	—	—	—	—	—	—	—
Mr. Connor	124,000	186,000	186,209	151,667	303,334	200,000	400,000
Mr. Bremner	—	—	—	—	—	162,500	325,000
Mr. Kennedy	131,250	196,875	197,098	135,417	270,834	137,500	275,000
Ms. Kelly(b)	200,000	300,000	—	200,000	400,000	206,250	412,500

(a)	Represents the value of PSP awards granted on February 10, 2011 that vested at the end of the performance period on December 31, 2013. The vesting value is higher than the value assuming the highest level of performance due to the value of the dividend equivalent units earned on the PSP awards. See further details regarding the vesting and payout of PSP awards under the section entitled “Performance Share Awards” included in the discussion of Long Term Incentive Awards in the CD&A.

(b)	Ms. Kelly forfeited her 2011, 2012 and 2013 PSP Awards upon her termination of employment with the Company.

(2)	Represents the aggregate annual cash incentive bonus that is based upon the Company’s attainment of certain corporate performance goals as compared to predetermined targets established at the beginning of each calendar year, as well as an individual performance component.

(3)	All other compensation for 2013 includes the value of Company matching and profit sharing contributions to the Company’s 401(k) plan and profit sharing plan, and the value of term life insurance premium payments made by the Company, each valued at $10,000 or less for all named executive officers. In addition, all other compensation includes the following perquisites: (1) an automobile allowance of $3,000 each for Messrs. Oklak, Denien, Connor, Bremner, and Kennedy, (2) payments for personal financial planning services in the amount of $13,000 each for Mr. Oklak and Mr. Connor, (3) payments for executive medical examinations for Messrs. Oklak, Denien, Connor and Kennedy, and (4) a cell phone allowance of $600 for each named executive officer.

(4)	Effective May 17, 2013, Ms. Kelly resigned from her position and Mr. Denien was appointed Executive Vice President and Chief Financial Officer.

(5)	Effective July 31, 2013, Mr. Connor was appointed Senior Executive Vice President and Chief Operating Officer of the Company.

Grants of Plan-Based Awards in 2013

The following table summarizes grants made to the named executive officers in 2013 under the Company’s plan-based awards:

Name	Grant Date	Compensation Committee Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Dennis D. Oklak			583,200	972,000	1,749,6000
	2/10/13	1/30/13				23,232	46,463	92,926		746,667
	2/10/13	1/30/13							92,927	1,493,333

Mark A. Denien			183,600	306,000	550,800
	2/10/13	1/30/13				—	—	—	—
	2/10/13	1/30/13							5,828	93,650
	5/10/13	4/24/13							3,264	60,000

James B. Connor			292,188	531,250	1,009,375
	2/10/13	1/30/13				6,223	12,446	24,892		200,000
	2/10/13	1/30/13							24,891	400,000

James D. Bremner			232,925	423,500	804,650
	2/10/13	1/30/13				5,056	10,112	20,224		162,500
	2/10/13	1/30/13							20,224	325,000

Steven R. Kennedy			195,195	354,900	674,310
	2/10/13	1/30/13				4,278	8,556	17,112		137,500
	2/10/13	1/30/13							17,113	275,000

Christie B. Kelly(4)			—	—	—
	2/10/13	1/30/13				6,417	12,834	25,668		206,250
	2/10/13	1/30/13							25,668	412,500

(1)	Represents the 2013 annual cash incentive bonus opportunities for each executive. See the description of the annual cash incentive award in the CD&A.

(2)	Represents the number of shares that could be earned under performance share awards granted during 2013 under the PSP. See pertinent details regarding the payout of awards under the PSP in the section entitled “Performance Share Awards” included in the discussion of Long-Term Incentive Awards in the CD&A.

(3)	Represents the number of RSUs granted during 2013 under the 2005 Incentive Plan. RSUs vest in five equal annual installments commencing on the first anniversary of the grant date. Dividend equivalents are paid on RSUs in the form of additional RSUs. The number of additional RSUs issued on each dividend payment date is equal to the amount of dividends that would be payable to the holders of the RSUs if the RSUs were shares of the Company’s common stock, divided by the closing price of the Company’s common stock on such date. See the description of the RSUs in the section entitled “RSUs” included in the discussion of Long-Term Incentive Awards in the CD&A.

(4)	Ms. Kelly forfeited her performance shares and RSUs granted in 2013 in connection with her resignation as Executive Vice President and Chief Financial Officer on May 17, 2013.

Outstanding Equity Awards at 2013 Fiscal Year End

The following table contains information concerning outstanding equity awards held by each of the named executive officers as of December 31, 2013:

		Option Awards				Stock Awards
Named Executive Officer	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($/sh)	Option Expiration Date	Number of Shares or Units of Stock Granted That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock Granted That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, units or Other Rights That Have Not Vested(3)
Dennis D. Oklak	1/28/04	27,504	—	31.577	1/28/14	—	—	—	—
	2/10/05	51,450	—	31.402	2/10/15	—	—	—	—
	4/27/05	33,547	—	29.761	4/27/15	—	—	—	—
	2/10/06	106,015	—	34.130	2/10/16	—	—	—	—
	2/10/07	86,987	—	47.880	2/10/17	—	—	—	—
	2/10/08	330,594	—	23.340	2/10/18	—	—	—	—
	2/10/09	—	—	—	—	48,506	729,530	—	—
	2/10/10	—	—	—	—	29,947	450,403	—	—
	2/10/11	—	—	—	—	45,153	679,101	—	—
	2/10/12	—	—	—	—	80,019	1,203,486	24,965	375,474
	2/10/13	—	—	—	—	97,048	1,459,602	24,222	364,299
Mark A. Denien	2/10/09	—	—	—	—	1,253	18,845	—	—
	2/10/10	—	—	—	—	3,386	50,925	—	—
	2/10/11	—	—	—	—	4,515	67,906	—	—
	2/10/12	—	—	—	—	5,829	87,668	—	—
	2/10/13	—	—	—	—	6,086	91,533	—	—
	5/10/13	—	—	—	—	3,373	50,730	—	—
James B. Connor	2/10/09	—	—	—	—	10,025	150,776	—	—
	2/10/10	—	—	—	—	11,288	169,772	—	—
	2/10/11	—	—	—	—	12,442	187,128	—	—
	2/10/12	—	—	—	—	19,264	289,731	6,010	90,390
	2/10/13	—	—	—	—	25,995	390,965	6,488	97,580
James D. Bremner	2/10/10	—	—	—	—	13,656	205,386	—	—
	2/10/11	—	—	—	—	15,051	226,367	—	—
	2/10/12	—	—	—	—	19,052	286,542	5,944	89,398
	2/10/13	—	—	—	—	21,121	317,660	5,271	79,276
Steven R. Kennedy	1/28/04	7,276	—	31.577	1/28/14	—	—	—	—
	2/10/05	24,883	—	31.402	2/10/15	—	—	—	—
	2/10/06	25,109	—	34.130	2/10/16	—	—	—	—
	2/10/07	25,092	—	47.880	2/10/17	—	—	—	—
	2/10/08	74,384	—	23.340	2/10/18	—	—	—	—
	2/10/09	—	—	—	—	10,610	159,574	—	—
	2/10/10	—	—	—	—	11,949	179,713	—	—
	2/10/11	—	—	—	—	13,170	198,077	—	—
	2/10/12	—	—	—	—	17,199	258,673	5,366	80,705
	2/10/13	—	—	—	—	17,872	268,795	4,460	67,078
Christie B. Kelly(4)	—	—	—	—	—	—	—	—	—

(1)	As of December 31, 2013, there were no unvested stock options. All unexercised stock options were granted under the 1995 Key Employee Stock Option Plan or the 2005 Incentive Plan and vested and became exercisable in five equal annual installments beginning on the first anniversary of the grant date, subject to the holder’s continued employment.

(2)	Represents the number and market value of outstanding RSUs granted pursuant to the 2005 Incentive Plan, including accumulated dividend equivalent RSUs. The dividend equivalent RSUs vest as they accrue but are paid out when the host award vests or, if the host award fails to vest and is forfeited, are paid out as soon as practical after such forfeiture, including any delay necessary to comply with Section 409A of the Code. The market value indicated is based upon the closing price of the Company’s common stock on December 31, 2013 of $15.04 per share. The RSUs vest in five equal annual installments beginning on the first anniversary of the grant date, subject to the holder’s continued employment.

(3)	Represents the number of shares that would be earned at the threshold payout level, including dividend equivalent shares, for the awards granted in 2012 and 2013 pursuant to the PSP and the market value of those shares based upon the closing price of the Company’s common stock on December 31, 2013 of $15.04 per share. Further details regarding awards granted under the PSP are found under the PSP section included in the discussion of Long-Term Awards in the CD&A.

(4)	In connection with her resignation, Ms. Kelly forfeited all unvested long-term incentive awards.

Option Exercises and Stock Vested in 2013

The following table shows the number of shares acquired and the value realized upon vesting in 2013 of (i) RSUs, including the value of dividend equivalents earned and vested in 2013 on all outstanding RSUs, (ii) performance shares granted in 2011 under the PSP, including the value of dividend equivalents earned and vested in 2013 with respect thereto, and/or (iii) dividend equivalents earned in 2013 on performance units previously vested under the 2000 Performance Share Plan, or 2000 PSP. The aggregate value of the shares acquired is based upon the fair market value of the Company’s common stock on the vesting date. No options were exercised by the named executive officers in 2013.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Dennis D. Oklak	151,140	2,375,408	(1)
Mark A. Denien	7,118	113,975
James B. Connor	44,871	707,155
James D. Bremner	35,311	550,892	(1)
Steven R. Kennedy	40,481	635,135	(1)
Christie B. Kelly	30,926	520,512

(1)	Includes amounts attributable to the value of dividend equivalents earned in 2013 on performance units previously vested under the 2000 Performance Share Plan for which receipt has been deferred as follows: Mr. Oklak, $27,210; Mr. Connor, $7,772; and Mr. Kennedy, $13,602. These amounts are also included in the “Aggregate Earnings in the Last FY” column of the Nonqualified Deferred Compensation table. For a description of these dividend equivalents, see the description of the 2000 Performance Share Plan under the heading, “Nonqualified Deferred Compensation for 2013.”

Nonqualified Deferred Compensation for 2013

The named executive officers’ nonqualified deferred compensation in 2013 consists of participation in one or both of the following plans: (1) the Executive Deferred Compensation Plan, or DC Plan; and (2) the 2000 PSP.

The DC Plan continues in effect as the Company’s primary nonqualified deferred compensation plan. Certain of the named executive officers have undistributed awards under the 2000 PSP, although no further awards will be made under such plan. The 2000 PSP constitutes a deferred compensation plan in the technical sense that outstanding vested awards may be paid out in a future year.

Executive Deferred Compensation Plan.    The Company does not make contributions to the DC Plan and does not guarantee any return on participant account balances. Executives are permitted to elect to defer up to 50% of base salary, 100% of annual cash incentive bonus and 100% of RSU and PSP awards. The Company has established an irrevocable rabbi trust to hold assets separate from other general corporate assets for the purpose of paying future participant obligations. The assets of the trust remain available to the general creditors of the Company. Participants are 100% vested in their deferrals and related earnings. Participants who retire on or after reaching age 50 will receive their DC Plan account balance, based upon their election, either in full or by partial lump-sum payment, and/or by annual installments of two to 15 years. A participant who terminates employment other than by retirement, death or disability will receive the undistributed portion of the account balance in a lump-sum payment. In the event of a participant’s death, the participant’s designated beneficiary will receive the undistributed portion of the account balance in a lump-sum payment. A participant may also elect to receive some or all of a particular year’s deferral and related earnings prior to retirement or termination of employment in the form of a lump-sum payment or in up to five annual installments. Subject to approval by the DC Plan administrator, in the event of an unforeseen financial emergency beyond the participant’s control, a participant may request a withdrawal from his or her account up to the amount necessary to satisfy the emergency (provided the participant does not have the financial resources to otherwise meet the hardship).

2000 Performance Share Plan.    Awards under the 2000 PSP were made in 2000 and 2004 in the form of performance units, all of which are now fully vested. The payment for vested awards is made in shares of common stock. However, vested awards are not paid until retirement or termination of employment, and thus are considered deferred compensation. Dividends are paid on the awards in cash or additional performance units, as previously elected by the participant.

The following table sets forth certain information as of December 31, 2013 regarding deferred compensation plans available to each of the named executive officers.

Name	Name of Plan	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
Dennis D. Oklak	DC Plan	983,048	—	950,542	—	9,068,686
	2000 PSP	—	—	72,346	—	618,584

Mark. A. Denien	DC Plan	—	—	—	—	—
	2000 PSP	—	—	—	—	—

James B. Connor	DC Plan	—	—	—	—	—
	2000 PSP	—	—	20,665	—	176,695

James D. Bremner	DC Plan	219,123	—	127,732	—	814,743
	2000 PSP	—	—	—	—	—

Steven R. Kennedy	DC Plan	—	—	(6,039)	—	321,983
	2000 PSP	—	—	36,164	—	309,216

Christie B. Kelly	DC Plan	—	—	—	—	—
	2000 PSP	—	—	—	—	—

(1)	Contributions represent vesting RSUs and/or PSP awards for which prior deferral elections are in place and which were included in the Summary Compensation Table in the “Stock Awards” column in previous years. No executive officers deferred any of their salary or bonus.

(2)	Aggregate earnings are not includable in the Summary Compensation Table because such earnings were not preferential or above-market.

(3)	The aggregate balance at December 31, 2013 includes the following amounts of employee contributions representing compensation earned and deferred in prior years that were reported in the Summary Compensation Table for the year in which earned or would have been so reported if the officer had been a named executive officer in such year. Amounts in the following table include contributions to the DC Plan and the value of vested awards and dividend equivalents under the 2000 PSP. Contributions below do not include any distributions reflected in the table above.

Name	Total ($)
Dennis D. Oklak	7,100,884
Mark A. Denien	—
James B. Connor	208,511
James D. Bremner	525,594
Steven R. Kennedy	613,683
Christie B. Kelly	—

Other Potential Post-Employment Payments

The Company and each of its named executive officers have entered into letter agreements that provide for separation payments upon the termination of the officer’s employment under various conditions. The level of severance pay depends upon the circumstances of the officer’s termination of employment. For example, if the officer were terminated by the Company without “cause” and not in connection with a “change in control” of the Company (each of which terms are defined in the letter agreements), then the officer would be entitled to a severance payment equal to two times (2X) the sum of (a) his or her base salary in effect on the last day of the calendar year immediately preceding the calendar year in which termination occurs and (b) annual cash incentive bonus for services performed in the prior year, payable over a 24-month period. If the officer terminated his or her employment voluntarily, then the severance payment would equal one times (1X) his or her base salary in effect on the last day of the calendar year immediately preceding the calendar year in which termination occurs, payable over a 12-month period. If the officer were terminated for “cause,” then the severance payment would be $10,000, payable over a two-month period. Regardless of the reason for termination of an officer’s employment, that officer’s right to the severance payments would stop if and when he or she violated any of the post-employment restrictive covenants in the agreement.

The letter agreements provide the highest severance payment (three times (3X) the sum of (a) base salary in effect on the last day of the calendar year immediately preceding the calendar year in which termination occurs and (b) annual cash incentive bonus for services performed in the prior year, payable over a 24-month period) in the case of the Company’s termination of the executive’s employment or the executive’s resignation of employment for “good reason” (as defined in the severance agreements) within one year after a change in control of the Company. The letter agreements do not provide any excise tax “gross-ups.”

The following table shows the amounts that would be payable to each of the named executive officers, with the exception of Ms. Kelly, under the letter agreements under various termination scenarios using the applicable base salary and cash incentive bonus as if the termination occurred on December 31, 2013. The severance agreements do not include tax gross-up provisions and all payments made to the executives would be net of applicable withholdings. As discussed earlier in the proxy statement, Ms. Kelly resigned as our Executive Vice President and Chief Financial Officer on May 17, 2013, and she did not receive any severance benefits in connection with her departure.

Named Executive Officer	Executive Leaves Voluntarily with No Change in Control ($)(1)(2)	Termination by Company without Cause and with No Change in Control ($)(1)(2)	Termination by Company For Cause ($)(1)(2)	Executive Leaves for “Good Reason” or Termination by Company upon Change in Control ($)(2)
Dennis D. Oklak	700,000	3,901,160	10,000	5,851,740
Mark A. Denien	234,100	778,800	10,000	1,168,200
James B. Connor	375,000	1,916,720	10,000	2,875,080
James D. Bremner	375,000	1,902,040	10,000	2,853,060
Steven R. Kennedy	330,000	1,607,260	10,000	2,410,890

(1)

The agreements with all of our named executive officers contain a sunset provision, which provides that, in the event the executive’s employment terminates effective on or after his 62nd birthday under one of the termination scenarios described in the first three columns of the above table, he will not be entitled to receive any separation benefits from the Company.

(2)	The payments in the case of voluntary termination or termination for cause are solely consideration for the executive’s post employment nonsolicitation and confidentiality covenants. Longer-term nonsolicitation covenants apply in the case of termination without cause or for good reason.

Change in Control Provisions Under Other Agreements

The Company’s long-term compensation plans, including the 2005 Incentive Plan, generally provide that a change in control occurs upon the occurrence of any of the following: (1) when the incumbent members of the Board cease to constitute a majority of the Board; (2) except in the case of certain issuances or redemptions of stock or the acquisition of stock by any employee benefit plan sponsored by the Company, when any person acquires a 25% or more ownership interest in the outstanding common stock or combined voting power of the then outstanding securities of the Company; (3) the consummation of a reorganization, merger, consolidation, statutory share exchange, or other corporate transaction, unless (a) the beneficial owners of the Company’s stock immediately prior to the transaction continue to own 50% or more of the outstanding common stock and combined voting power of the then outstanding securities of the Company, (b) no person acquires a 25% or more ownership interest in the then outstanding common stock or combined voting power of the then outstanding securities of the Company, and (c) at least a majority of the members of the board of directors of the surviving corporation were incumbent directors at the time of approval of the corporate transaction; (4) the approval by the shareholders of the Company of a complete liquidation or dissolution; or (5) the Company’s ownership interest in the Operating Partnership is reduced below 50%.

All awards granted under the PSP (which is a subplan of the 2005 Incentive Plan) and, unless otherwise provided in an award agreement, all other awards granted under the 2005 Incentive Plan after December 31, 2010, provide for a “double trigger” change in control vesting, such that the effect of a change in control depends upon whether the award is assumed by the acquiring company. If awards are not assumed by the acquiring company, service-based awards vest in full upon the change in control and performance-based awards vest at the “target” level if the change in control occurs prior to the second anniversary of the beginning of the performance period. Such awards vest at the “actual” level if the change in control occurs on or after the second anniversary of the beginning of the performance period and prior to the end of the performance period, based on performance through the date of the change in control. If the awards are assumed by the acquiring company, similar accelerated vesting of awards is contingent on the grantee’s involuntary termination without cause or for good reason within one year following the change in control.

The following table shows the total additional value of the awards that would be payable to each of the named executive officers, with the exception of Ms. Kelly, under the accelerated vesting provisions of these plans upon the occurrence of a change in control as of December 31, 2013 and assuming that the acquiring company does not assume the awards. Unless indicated otherwise below, award values were determined at $15.04 per share, the closing price of the Company’s stock on December 31, 2013. Ms. Kelly forfeited all unvested long-term incentive awards in connection with her resignation as Executive Vice President and Chief Financial Officer on May 17, 2013. Accordingly, she would not be entitled to any accelerated vesting in connection with a change in control as of December 31, 2013 because her employment with us terminated prior to that date.

Named Executive Officer	RSUs ($)(1)	PSP Award ($)(2)	Total ($)
Dennis D. Oklak	4,049,625	1,479,519	5,529,144
Mark A. Denien	333,888	—	333,888
James B. Connor	1,065,178	375,940	1,441,118
James D. Bremner	935,969	337,365	1,273,334
Steven R. Kennedy	944,798	295,583	1,240,381

(1)	Represents the value of the unvested awards at December 31, 2013.

(2)	Represents awards granted in 2012 and 2013 under the PSP. The value of the awards granted in 2012 would be fixed at the target level in the event of a change in control prior to January 1, 2014, and the value of the awards granted in 2013 would be fixed at the target level in the event of a change in control prior to January 1, 2015. The above table assumes a change of control occurring on December 31, 2013, with the result that both the 2012 and 2013 awards would pay out at the target level.

Retirement Provisions under Other Agreements

Awards granted to the named executive officers pursuant to the 2005 Incentive Plan will continue to vest upon the executive’s termination of employment on or after reaching age 55 and subject to completion of at least ten years of service to the Company (which is defined as “retirement” for purposes of the 2005 Incentive Plan). As consideration for the extended vesting period for awards under the 2005 Incentive Plan, the Committee may request that the executive officer enter into a non-competition agreement at retirement.

Risk Assessment of Overall Compensation Program

The Committee has reviewed with management the design and operation of our incentive compensation arrangements for all employees, including executive officers, for the purpose of determining whether such programs might encourage inappropriate risk-taking that would be reasonably likely to have a material adverse effect on the Company. Specifically, management compiled an inventory of all incentive compensation arrangements applicable to the Company’s employees at all levels, which were then summarized for the Committee’s independent compensation consultant. The consultant analyzed these arrangements in the context of potential high-risk design provisions and concluded that the program is well-designed overall not to encourage behaviors that would create a material risk for the Company. The consultant noted in particular the following program provisions that support this conclusion: (1) appropriate pay philosophy, peer group and market positioning to support business objectives, (2) an effective balance in cash and equity; short and longer-term performance focus; corporate, business unit and individual performance focus; and financial and non-financial performance measurement as well as the discretion of the Committee, and (3) meaningful risk mitigation features including stock ownership guidelines, the compensation recoupment policy and independent Committee oversight. Based on the independent review and findings of the consultant, the Committee concluded that the Company’s compensation plans, programs and policies, considered as a whole, including applicable risk-mitigation features, are not reasonably likely to have a material adverse effect on the Company.

Equity Compensation Plan Information

The following table provides information as of December 31, 2013 about our common stock that may be issued, whether upon the exercise of options, warrants and rights or otherwise, under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)(B)	Weighted-Average Remaining Term of Outstanding Options, Warrants and Rights (C)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (D)
Equity compensation plans approved by shareholders	5,183,850	30.28	2.74	2,732,335
Equity compensation plans not approved by shareholders (E)	—	—	—	—
Total	5,183,850	30.28	2.74	2,732,335

The number of options and full value awards granted and outstanding as of December 31, 2013, as indicated above, is from all plans.

(A)	Includes shares of our common stock issuable pursuant to the exercise of stock options and conversion of full-value awards (i.e. RSUs and performance shares).

(B)	Because our full-value awards do not have an exercise price, the aggregate number of shares of common stock issuable pursuant to such awards, or 3,805,727 shares, is not included in the calculation of weighted average exercise price.

(C)	The average remaining term of all outstanding options is 2.74 years. Because vesting of our full-value awards is based upon time or Company performance, the remaining terms of full-value awards are excluded from this calculation.

(D)	Represents the number of remaining shares available for grant under the Company’s 2005 Incentive Plan, all of which may be used for grants of either options or full-value awards.

(E)	All of the Company’s equity plans have been approved by its shareholders.

OWNERSHIP OF COMPANY SHARES

The following table sets forth the beneficial ownership of shares of common stock as of February 24, 2014 for:

•	each of our named executive officers;

•	each of our directors;

•	our current directors and executive officers as a group; and

•	each person or group known to us to be holding more than 5% of such common stock.

Beneficial Owner	Shares Beneficially Owned(1)(9)	Shares Issuable Upon Exercise of Stock Options(2)	Total	Percent of Shares
Dennis D. Oklak(3)	246,531	608,593	855,124	*
Mark A. Denien	17,883	—	17,883	*
James B. Connor	113,184	—	113,184	*
James D. Bremner	115,783	—	115,783	*
Steven R. Kennedy(4)	61,579	149,468	211,047	*
Christie B. Kelly	76,049	—	76,049	*
Thomas J. Baltimore, Jr.	66,152	—	66,152	*
William Cavanaugh III	44,401	—	44,401	*
Alan H. Cohen	15,254	—	15,254	*
Ngaire E. Cuneo	36,740	—	36,740	*
Charles R. Eitel	10,026	—	10,026	*
Martin C. Jischke, Ph.D.	2,447	5,145	7,592	*
Melanie R. Sabelhaus	5,151	—	5,151	*
Peter M. Scott, III	20,381	—	20,381	*
Jack R. Shaw(5)	3,913	—	3,913	*
Lynn C. Thurber	65,371	—	65,371	*
Robert J. Woodward, Jr.	81,142	—	81,142	*
All directors and executive officers as a group (17 persons)	981,987	763,206	1,745,193	*
The Vanguard Group, Inc.(6)	42,328,689	—	42,328,689	12.94%
BlackRock, Inc.(7)	29,648,703	—	29,648,703	9.07%
Vanguard Specialized Funds—Vanguard REIT Index Fund(8)	21,975,275	—	21,975,275	6.72%

*	Less than one percent (1%)

(1)	The number of shares in this column represents the number of shares of common stock the person “beneficially owns,” as determined by the rules of the SEC, other than shares issuable upon the exercise of options that are currently vested or that will vest within 60 days of February 24, 2014. Unless otherwise indicated, each person listed in the table possesses sole voting and investment power with respect to the common shares reported in this column to be owned by such person.

(2)	Includes shares issuable upon the exercise of options that are currently vested.

(3)	Includes 22,758 shares owned by family members.

(4)	Includes 3,350 shares owned by family members.

(5)	Includes 1,672 shares owned by family members.

(6)	The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355. This information was obtained from Schedule 13G/A filed with the SEC. Total shares beneficially owned includes 541,350 shares with shared dispositive power.

(7)	The address of BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022. This information was obtained from Schedule 13G/A filed with the SEC.

(8)	The address of Vanguard Specialized Funds is 100 Vanguard Blvd., Malvern, PA 19355. This information was obtained from Schedule 13G/A filed with the SEC.

(9)	While not included in the table above, shares deferred into our Directors’ Deferred Compensation Plan by members of the Board of Directors are considered to be shares owned for purposes of each director’s target ownership requirement pursuant to the Company’s Stock Ownership Guidelines, which are described on page 17. Shares owned by individual directors in the Directors’ Deferred Compensation Plan are as follows:

Name	Number of Deferred Shares
Mr. Cavanaugh	74,208
Ms. Cuneo	113,028
Mr. Eitel	37,611
Dr. Jischke	73,750
Mr. Scott	4,874
Mr. Shaw	63,500

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who beneficially own more than 10% of the Company’s common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock, including derivatives of the Company’s common stock. Officers, directors and greater-than-10%-beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater-than-10% beneficial owners were complied with during the year ended December 31, 2013, except for one late Form 4 filing to report the sale of shares of Company common stock by Mr. Eitel.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s Code of Conduct requires that all associates, officers and directors avoid conflicts of interests that interfere with the performance of their duties or are not in the best interests of the Company. The Audit Committee reviews all material proposed transactions between the Company and related parties as specified under Item 404 of Regulation S-K promulgated by the SEC and examines each such transaction for potential conflicts of interests and other improprieties. The Audit Committee has not adopted any specific written procedures for conducting such reviews and considers each transaction in light of the specific facts and circumstances presented. The Company currently does not have any such transactions to report.

PROPOSAL THREE: RATIFICATION OF REAPPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the shareholders at the Annual Meeting.

Representatives of KPMG will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

In order to ratify the selection of KPMG, the votes cast in favor of the proposal must exceed the votes cast against the proposal. Abstentions and broker non-votes will not be treated as votes cast and therefore will not affect the outcome. The ratification of the selection of KPMG as the Company’s independent registered public accountants for 2014 will be deemed to be a discretionary matter and brokers will be permitted to vote uninstructed shares as to such matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF KPMG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2014.

PROPOSAL FOUR: APPROVAL OF AMENDMENTS TO ARTICLES OF INCORPORATION

On January 29, 2014, the Board of Directors approved the amendments to our articles of incorporation discussed in the three proposals below and recommended that these amendments be submitted to our shareholders for approval at the Annual Meeting. The amendments include:

•	Increasing the number of shares of common stock that we are authorized to issue;

•	Establishing certain detailed stock ownership and transfer restrictions intended to enable the Company to better protect our status as a REIT; and

•	Eliminating certain references or sections that are no longer applicable and making other ministerial changes.

Each of the proposals is discussed in greater detail below and the amendments to our articles of incorporation are reflected in the form of the Fifth Amended Articles, which is attached to this Proxy Statement as Appendix A. Appendix A is marked to the show the changes to our Fourth Amended and Restated Articles of Incorporation, which are currently in effect. The following summary of the provisions of the Fifth Amended Articles is qualified in its entirety by reference to Appendix A.

If all of the amendments discussed in this Proposal Four and reflected in the Fifth Amended Articles are approved by our shareholders at the Annual Meeting, the amendments will be effected by our filing of the Fifth Amended Articles in the form attached as Appendix A with the Secretary of State of the State of Indiana and will become effective upon filing and acceptance. If some, but not all, of the amendments included in this Proposal Four and reflected in the Fifth Amended Articles are approved, the Fifth Amended Articles will be revised to reflect only those amendments that have been approved, and the Fifth Amended Articles, as so revised, will be filed. If approved, we plan to file the Fifth Amended Articles immediately following the Annual Meeting.

Proposal 4.A: Increase in Authorized Common Stock

Background

The Company’s articles of incorporation currently authorize 400,000,000 shares of common stock. As of the Record Date, there were 327,037,098 shares of common stock issued and outstanding. In addition, as of the Record Date, there were approximately 28,558,395 shares reserved for issuance in connection with (i) the Company’s equity compensation plans (including, without limitation, the 2005 Incentive Plan), (ii) the Company’s direct stock purchase and dividend reinvestment plan, (iii) the Company’s 401(k) plan, (iv) the Company’s employee stock purchase plan, (v) the Company’s at the market equity program (assuming that all shares are issued under the program at the closing price on the Record Date ($16.58)) and (iv) the redemption of the Operating Partnership’s common units (which can be redeemed by the Company for shares of our common stock on a one-for-one basis).

Proposed Amendment

The Board of Directors has unanimously approved an amendment to Article V of our articles of incorporation, subject to shareholder approval, to increase the number of shares of common stock authorized for issuance by 200,000,000 shares to a total of 600,000,000 shares. The full text of the proposed amendment is set forth in Article V of the Fifth Amended Articles. You are being asked to approve such amendment.

If the proposal is approved, the additional authorized shares of common stock would be available for issuance from time to time for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further action by the shareholders, except for those instances in which applicable law or stock exchange rules require shareholder approval.

Reasons for the Amendment

The Board of Directors believes that it is in the Company’s best interest to increase the number of authorized shares of common stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise without the expense or delay of calling and holding a special meeting of shareholders to approve additional authorized shares at that time. Such business needs may include future equity-based financings, merger and acquisition opportunities, asset acquisitions, stock splits, adopting new or modifying current employee benefit plans and other proper corporate purposes identified by the Board of Directors in the future. Any future issuance of common stock of the Company would remain subject to separate shareholder approval if required by applicable law or the rules of any national securities exchange on which shares of the common stock are then listed.

If the proposal is approved by the shareholders, based on the number of shares outstanding as of the Record Date, upon the effective date of the amendment to the Fifth Amended Articles, the Company would have approximately 244,404,507 shares of common stock authorized and available for future issuance after taking into account the number of shares currently reserved for other purposes, calculated as discussed above. If the proposal is not approved by the shareholders, the number of authorized shares of common stock will remain at 400,000,000 and, based on the number of shares outstanding as of the Record Date, the Company would have only 44,404,507 shares of common stock that remain authorized and available for future issuance, after taking into account the shares currently reserved for other purposes.

Other than as permitted or required under the Company’s 2005 Incentive Plan and other employee benefit plans and outstanding options, under the Company’s direct stock purchase and dividend reinvestment plan, under the Company’s 401(k) plan, under the Company’s employee stock purchase plan, under the Company’s at the market equity program or in connection with the redemption of common units of the Operating Partnership, the Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional shares of common stock for any purposes.

The Board of Directors believes that the proposed increase in the number of authorized shares of common stock will provide the Company with a sufficient number of shares available should it decide to use its shares for one or more of such previously mentioned purposes or otherwise. The Company reserves the right to seek a further increase in the number of authorized shares from time to time in the future as considered appropriate by the Board of Directors.

The Board of Directors believes that the proposed amendment to Article V of the Company’s articles of incorporation is in the best interests of the Company and its shareholders and is consistent with sound corporate governance principles.

Risks of Not Approving the Proposed Amendment

As discussed above, if the proposed amendment is not approved by our shareholders, the Company may not have sufficient shares available for issuance to meet the Company’s business needs as they arise without the expense or delay of calling and holding a special shareholders meeting. Such a delay could result in the Company not being able to take advantage of certain business opportunities because it is not able to raise the capital in the time required to execute on the opportunity.

In addition, if the Company has sufficient shares authorized, it can take advantage of favorable market pricing, issuing the fewest shares for the highest amount of net proceeds. If the Company is required to wait until after it holds a special shareholders meeting to issue additional shares, it may be required to do so when its common stock, or the market as a whole, is trading at lower prices, requiring the Company to issue more shares to raise the same amount of capital, resulting in greater dilution to its existing shareholders.

Anti-Takeover Effects

The proposed amendment to increase the number of authorized shares of common stock could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its shareholders. The amendment, therefore, may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging the initiation of any such unsolicited takeover attempt, the proposed amendment may limit the opportunity for the Company’s shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment also may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company’s business. The Board of Directors, however, is not aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

Other Potential Effects of the Proposed Amendment

The authorization of additional shares of common stock will not, by itself, have any effect on the rights of present shareholders. The additional 200,000,000 shares of common stock to be authorized will be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently issued and outstanding.

Under the Company’s articles of incorporation, the Company’s shareholders do not have preemptive rights to subscribe to purchase additional securities which may be issued by the Company, which means that current shareholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of such shares. In addition, if the Board of Directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and holdings of current shareholders.

Recommendation and Required Vote

Approval of the proposed amendment to increase our authorized common stock as discussed in this Proposal 4.A requires the votes cast in favor of the proposal to exceed the votes cast against the proposal. Abstentions and broker non-votes will not be treated as votes cast and therefore will not affect the outcome of Proposal 4.A.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL 4.A.

Proposal 4.B: Stock Ownership and Transfer Restrictions

Background

In order for us to qualify as a REIT for U.S. federal income tax purposes, our stock must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year. Also, not more than 50% of the value of the outstanding shares of our stock may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code, to include certain entities such as qualified pension plans) during the last half of a taxable year.

Article X of the Company’s articles of incorporation currently provides the Board of Directors with broad authority to take any action necessary or advisable to protect the Company’s status as a REIT. However, these provisions are very general and do not provide any guidance to investors as to what stock ownership percentages or stock transfers might jeopardize the Company’s status as a REIT and therefore cause the Board of Directors to take action to protect the Company’s REIT status.

Proposed Amendment

The Board of Directors has unanimously approved an amendment to Article X of our articles of incorporation, subject to shareholder approval, to establish detailed stock ownership and transfer restrictions intended to enable the Company to better protect our status as a REIT. As proposed to be amended, Article X would provide that, subject to the exceptions described below, no person or entity may beneficially own, or be deemed to own by virtue of the applicable constructive ownership provisions of the Code, more than 9.8% (in value or by number of shares, whichever is more restrictive) of our outstanding common stock or 9.8% in value of our outstanding stock. We refer to these restrictions, collectively, as the “ownership limit.”

The Board of Directors may, upon receipt of certain representations and agreements and in its sole discretion, prospectively or retroactively, waive the ownership limit and may establish or increase a different limit on ownership, or excepted holder limit, for a particular shareholder if the shareholder’s ownership in excess of the ownership limit would not result in our being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise failing to qualify as a REIT. As a condition of granting a waiver of the ownership limit or creating an excepted holder limit, the Board of Directors may, but is not required to, require an opinion of counsel or IRS ruling satisfactory to the Board of Directors as it may deem necessary or advisable to determine or ensure our status as a REIT and may impose such other conditions or restrictions as it deems appropriate.

In connection with granting a waiver of the ownership limit or creating or modifying an excepted holder limit, or at any other time, the Board of Directors may increase or decrease the ownership limit unless, after giving effect to any increased or decreased ownership limit, five or fewer persons could beneficially own, in the aggregate, more than 49.9% in value of the shares of our stock then outstanding or we would otherwise fail to qualify as a REIT. A decreased ownership limit will not apply to any person or entity whose percentage of ownership of our stock is in excess of the decreased ownership limit until the person or entity’s ownership of our stock equals or falls below the decreased ownership limit, but any further acquisition of our stock will be subject to the decreased ownership limit.

Our articles of incorporation, as proposed to be amended, would also prohibit:

•

any person from beneficially or constructively owning shares of our stock that would result in our being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise cause us to fail to qualify as a REIT; and

•	any person from transferring shares of our stock if the transfer would result in shares of our stock being beneficially owned by fewer than 100 persons.

Any person who acquires or attempts or intends to acquire beneficial or constructive ownership of shares of our stock that will or may violate the ownership limit or any of the other restrictions on ownership and transfer of our stock, and any person who is the intended transferee of shares of our stock that are transferred to a trust for the benefit of one or more charitable beneficiaries described below, must give immediate written notice of such an event or, in the case of a proposed or attempted transfer, give at least 15 days’ prior written notice to us and provide us with such other information as we may request in order to determine the effect of the transfer on our status as a REIT. The provisions of our articles of incorporation, as proposed to be amended, relating to the restrictions on ownership and transfer of our stock would not apply if the Board of Directors determines that compliance is no longer required in order for us to qualify as a REIT.

Any attempted transfer of our stock that, if effective, would result in our stock being beneficially owned by fewer than 100 persons will be null and void. Any attempted transfer of our stock that, if effective, would result in a violation of the ownership limit (or other limit established by our articles of incorporation or the Board of Directors), our being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or our otherwise failing to qualify as a REIT will cause the number of shares causing the violation (rounded up to the nearest whole share) to be transferred automatically to a trust for the exclusive benefit of one or more charitable beneficiaries, and the proposed transferee will not acquire any rights in the shares. The automatic transfer will be effective as of the close of business on the business day before the date of the attempted transfer or other event that resulted in a transfer to the trust. If the transfer to the trust as described above is not automatically effective, for any reason, to prevent a violation of the applicable restrictions on ownership and transfer of our stock, then the attempted transfer that, if effective, would have resulted in a violation of the ownership limit (or other limit established by our articles of incorporation or the Board of Directors), our being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or our otherwise failing to qualify as a REIT will be null and void.

Shares of our stock held in the trust will be issued and outstanding shares. The proposed transferee will not benefit economically from ownership of any shares of our stock held in the trust and will have no rights to dividends and no rights to vote or other rights attributable to the shares of our stock held in the trust. The trustee of the trust will exercise all voting rights and receive all dividends and other distributions with respect to shares held in the trust for the exclusive benefit of the charitable beneficiary of the trust. Any dividend or other distribution paid before we discover that the shares have been transferred to a trust as described above must be repaid by the recipient to the trustee upon demand. Subject to Indiana law, effective as of the date that the shares have been transferred to the trust, the trustee will have the authority to rescind as void any vote cast by a proposed transferee before our discovery that the shares have been transferred to the trust and to recast the vote in the sole discretion of the trustee. However, if we have already taken irreversible corporate action, then the trustee may not rescind or recast the vote.

Within 20 days of receiving notice from us of a transfer of shares to the trust, the trustee must sell the shares to a person that would be permitted to own the shares without violating the ownership limit or the other restrictions on ownership and transfer of our stock in our articles of incorporation. After the sale of the shares, the interest of the charitable beneficiary in the shares transferred to the trust will terminate and the trustee must distribute to the proposed transferee an amount equal to the lesser of:

•

the price paid by the proposed transferee for the shares or, if the event that resulted in the transfer to the trust did not involve a purchase of such shares at market price, which will generally be the last sales price reported on the NYSE, the market price on the last trading day before the day of the event that resulted in the transfer of such shares to the trust; and

•	the sales proceeds (net of commissions and other expenses of sale) received by the trust for the shares.

The trustee must distribute any remaining funds held by the trust with respect to the shares to the charitable beneficiary. If the shares are sold by the proposed transferee before we discover that they have been transferred to the trust, the shares will be deemed to have been sold on behalf of the trust and the proposed transferee must pay to the trustee, upon demand, the amount, if any, that the proposed transferee received in excess of the amount that the proposed transferee would have received had the shares been sold by the trustee.

Shares of our stock held in the trust will be deemed to be offered for sale to us, or our designee, at a price per share equal to the lesser of:

•

the price per share in the transaction that resulted in the transfer to the trust or, if the event that resulted in the transfer to the trust did not involve a purchase of such shares at market price, the market price on the last trading day before the day of the event that resulted in the transfer of such shares to the trust; and

•	the market price on the date we accept, or our designee accepts, such offer.

We may accept the offer until the trustee has otherwise sold the shares of our stock held in the trust. Upon a sale to us, the interest of the charitable beneficiary in the shares sold will terminate and the trustee must distribute the net proceeds of the sale to the proposed transferee and distribute any dividends or other distributions held by the trustee with respect to the shares to the charitable beneficiary.

Every owner of 5% or more (or such lower percentage as required by the Code or the regulations promulgated thereunder) of our stock, within 30 days after the end of each taxable year, must give us written notice stating the person’s name and address, the number of shares of each class and series of our stock that the person beneficially owns and a description of the manner in which the shares are held. Each such owner also must provide us with any additional information that we request in order to determine the effect, if any, of the person’s beneficial ownership on our status as a REIT and to ensure compliance with the ownership limit. In addition, any person or entity that is a beneficial owner or constructive owner of shares of our stock and any person or entity (including the shareholder of record) who is holding shares of our stock for a beneficial owner or constructive owner must, on request, disclose to us in writing such information as we may request in order to determine our status as a REIT or to comply, or determine our compliance, with the requirements of any governmental or taxing authority.

Any certificated shares of our stock will bear a legend referring to the restrictions described above.

Reasons for the Amendment

As noted above, the REIT protective provisions currently included in Article X of the Company’s articles of incorporation grant broad discretion to the Company’s Board of Directors and do not provide guidance to investors as to the types of transfers or ownership levels that might jeopardize the REIT status of the Company. The provisions included in Articles X as proposed to be amended implement well-developed mechanics that are commonly used in the REIT industry and widely accepted by both institutional and individual investors. These provisions will better enable the Board of Directors to protect the Company’s status as a REIT, which will preserve both the requirement that the Company distribute at least 90% of its taxable income to the Company’s shareholders and the ability of the Company to deduct those distributions from its taxable income. In addition, these provisions provide better guidance to investors as to the level of stock ownership that could jeopardize the REIT’s status, the types of transfers that could be problematic and the repercussions of undertaking a purchase or transfer that does jeopardize the Company’s status as a REIT, including the transfer of the excess shares to a trust or the transaction being null and void, in each case as discussed in detail above.

The Board of Directors believes that the proposed amendment to Article X of the Company’s articles of incorporation is in the best interests of the Company and its shareholders and is consistent with sound corporate governance principles.

Anti-Takeover Effects

The proposed amendment to establish detailed stock ownership and transfer restrictions could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, the Board of Directors could delay or impede a takeover or transfer of control of the Company by not granting a waiver to a potential bidder and causing any shares accumulated by such bidder in excess of the ownership limit to be transferred to a trust, thus preventing such bidder from being able to purchase a control stake in the Company. The amendment, therefore, may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging the initiation of any such unsolicited takeover attempt, the proposed amendment may limit the opportunity for the Company’s shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment also may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board of Directors currently has broad discretion to refuse to permit any transfer of the Company’s shares if it might jeopardize the status of the Company as a REIT. In addition, the Board of Directors is not aware of any attempt to take control of the Company and the Boards of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device. Rather the intent of the Board is to enable the Company to better protect the Company’s REIT status and provide better guidance to the Company’s shareholders, as discussed in detail above.

Other Potential Effects of the Proposed Amendment

The constructive ownership rules under the Code are complex and may cause stock owned actually or constructively by a group of related individuals and/or entities to be owned constructively by one individual or entity. As a result, the acquisition of less than 9.8% of our outstanding common stock or 9.8% of our outstanding stock, or the acquisition of an interest in an entity that owns our stock, could, nevertheless, cause the acquiror or another individual or entity to own our stock in excess of the ownership limit.

Recommendation and Required Vote

Approval of the proposed amendment to establish detailed stock ownership and transfer restriction as discussed in this Proposal 4.B requires the approval of 80% of the Company’s issued and outstanding shares. Abstentions and broker non-votes will have the same effect as votes against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL 4.B.

Proposal 4.C: Ministerial Changes

In addition to the proposed amendments to the Company’s articles of incorporation described above, the Board of Directors is asking shareholders to approve some ministerial changes, including the elimination of certain references or sections that are no longer applicable. These changes are reflected in the Fifth Amended Articles attached to this Proxy Statement as Appendix A.

Recommendation and Required Vote

Approval of the proposed amendment to make certain ministerial changes as discussed in this Proposal 4.C requires the votes cast in favor of the proposal to exceed the votes cast against the proposal. Abstentions and broker non-votes will not be treated as votes cast and therefore will not affect the outcome of Proposal 4.C.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL 4.C.

PROPOSAL FIVE: ADJOURNMENT OF THE ANNUAL MEETING

At the Annual Meeting, the Board of Directors is asking shareholders to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies in favor of Proposals One, Two, Three, and each of the proposals set forth in Proposal Four, if there are not sufficient votes for these proposals.

Recommendation and Required Vote

Approval of the proposal to adjourn the Annual Meeting requires the votes cast in favor of the proposal to exceed the votes cast against the proposal. Abstentions and broker non-votes will not be treated as votes cast and therefore will not affect the outcome of Proposal 5.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL FIVE.

SHAREHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

SEC rules establish the eligibility requirements and the procedures that must be followed for a shareholder’s proposal to be included in the Company’s proxy statement. Under those rules, any shareholder wishing to have a proposal considered for inclusion in the Company’s proxy statement for the 2015 annual meeting, including a proposal to nominate a director nominee, must submit his or her proposal to the Company in writing on or before November 12, 2014, which is 120 calendar days prior to the anniversary of the mailing of this Proxy Statement. Proposals must comply with all applicable SEC rules. If a shareholder wishes to present a proposal at the 2015 annual meeting, whether or not the proposal is intended to be included in the 2015 proxy material, the Company’s by-laws require that the shareholder give advance written notice to the Company’s Corporate Secretary 120 days prior to the one year anniversary of the Annual Meeting. If a shareholder is permitted to present a proposal at the 2015 annual meeting, but the proposal was not included in the 2015 proxy material, the Company believes that its proxy holder would have the discretionary authority granted by the proxy card (and as permitted under SEC rules) to vote on the proposal if the proposal was received after January 26, 2015, which is 45 calendar days prior to the one-year anniversary of the mailing of this Proxy Statement.

ANNUAL REPORT

A copy of the Company’s 2013 Annual Report is available on the Internet as described in the Notice of Internet Availability of Proxy Materials. Additionally, a copy of the Company’s 2013 Annual Report on Form 10-K for the fiscal year ended December 31, 2013 may be obtained, free of charge, by any shareholder by writing to Duke Realty Corporation, 600 East 96th Street, Suite 100, Indianapolis, Indiana 46240, Attention: Investor Relations. Our Annual Report on Form 10-K is also available and may be accessed free of charge through the Investor Relations section of our Internet website at http://investor.dukerealty.com.

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

HOUSEHOLDING OF PROXY MATERIAL

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering to that address a single proxy statement to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one copy, please notify your broker if your shares are held in a brokerage account, or notify us if you hold registered shares. You can notify us by sending a written request to Duke Realty Corporation, c/o Corporate Secretary, 600 East 96th Street, Suite 100, Indianapolis, Indiana 46240 or by calling our Investor Relations Department at (317) 808-6005.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. Whether or not you plan to attend the meeting, you are urged to vote your proxy.

By order of the Board of Directors,

Indianapolis, Indiana March 12, 2014	Ann C. Dee Executive Vice President, General Counsel and Corporate Secretary

Appendix A

FORM OF

~~FOURTH~~FIFTH AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

DUKE REALTY CORPORATION

ARTICLE I

Identification

Section 1.01. Name. The name of the Corporation is Duke Realty Corporation.

ARTICLE II

Definitions

Section 2.01. Certain Definitions. The following terms when used herein shall have the meanings set forth below:

(a) Act. The “Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(b) Affiliate. “Affiliate” shall mean, as to any Person, (i) any other Person directly or indirectly controlling, controlled by or under common control with such Person, (ii) any other Person that owns beneficially, directly or indirectly, five percent (5%) or more of the outstanding capital stock, shares or equity interests of such Person, or (iii) any officer, director, employee, general partner or trustee of such Person or of any Person controlling, controlled by or under common control with such Person (excluding trustees and Persons serving in similar capacities who are not otherwise an Affiliate of such Person), and shall have the meaning ascribed thereto in the Act.

(c) Articles. “Articles” shall mean the Articles of Incorporation of the Corporation, filed with the Indiana Secretary of State, as amended from time to time.

(d) Business Combination. “Business Combination” shall have the meaning set forth in Section 9.01.

(e) By-Laws. “By-Laws” shall mean the By-Laws of the Corporation, as amended from time to time.

(f) Code. “Code” shall mean the Internal Revenue Code of 1986, as amended or supplemented from time to time.

(g) Continuing Director. The term “Continuing Director” shall mean a Person who was a member of the Board of Directors of the Corporation immediately prior to the date as of which the Substantial Shareholder in question became a Substantial Shareholder, or, following such date, a Person designated (before his initial election or appointment as a director) as a Continuing Director by a majority of the Whole Board, but only if a majority of the Whole Board shall then consist of Continuing Directors, or, if a majority of the Whole Board shall not then consist of Continuing Directors, by a majority of the then Continuing Directors.

(h) Corporation. The “Corporation” shall mean Duke Realty Corporation

(i) Director. “Director” shall mean a member of the Corporation’s Board of Directors.

(j) Gender And Number. As used herein the masculine and feminine gender and the singular and plural number shall be interchangeable, as the context requires.

(k) Owner. A Person is the “Owner” of Shares he has the right to acquire either immediately or at some future date pursuant to any agreement, or upon exercise of conversion rights, warrants or options or otherwise. A Person is also the Owner of any Shares whose ownership is attributed to him by reason of the ownership provisions of Sections 542 and 544 of the Code, and any Shares he beneficially owns under Rule 13d-3 promulgated under the Act.

(l) Person. “Person” shall mean an individual, partnership, trust, corporation, or any other entity.

(m) Real Property. “Real Property” shall mean land, leasehold interests (including, but not limited to interests of lessor or lessee therein), rights and interests in land, and any buildings, structures, improvements, furnishings, fixtures and equipment used on or in connection with land, leasehold interests or rights in land or interests therein.

(n) REIT. “REIT” or “real estate investment trust” shall mean a real estate investment trust meeting all the qualifications in the Code.

(o) Securities. “Securities” shall mean any stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire any of the foregoing.

(p) Shareholders. “Shareholders” shall mean as of any particular time all holders of record of outstanding Shares at such time.

(q) Shares. “Shares” shall mean the capital stock of the Corporation.

(r) Substantial Shareholder. “Substantial Shareholder” shall mean any Person, corporation or other entity, together with any other entity with which it or its Affiliate has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of capital stock of the Corporation or which is its Affiliate, which immediately prior to any Business Combination is the Owner of 10% or more of the outstanding Shares of the Corporation.

(s) Unaffiliated Director. “Unaffiliated Director” shall mean a Director who is not an officer or employee of the Corporation or of any Affiliate of the Corporation.

(t) Whole Board. “Whole Board” shall mean the total number of Directors which this Corporation would have if there were no vacancies.

In connection with the foregoing and other defined terms in these Articles, where applicable except as otherwise provided in the relevant definition, calculations of amounts should be made in accordance with the accrual basis of accounting.

ARTICLE III

Registered Office and Agent

The street address of the Corporation’s registered office in the State of Indiana is ~~36 South Pennsylvania Street Suite 700, Indianapolis, Indiana 46204~~251 E. Ohio Street Suite 1100, Indianapolis, Indiana 46204. The name of its registered agent at such address is CT Corporation System.

ARTICLE IV

Purposes

The purposes of the Corporation shall be:

(a) To purchase, hold, and otherwise deal in and with income- producing interests in Real Property, and to make distributions of such income to its Shareholders so as to qualify as a REIT at all times.

(b) To engage in any lawful act or activity for which corporations may be organized under the Indiana Business Corporation Law, as amended from time to time, not inconsistent with paragraph (a) above, and not otherwise specifically prohibited in these Articles.

ARTICLE V

Authorized Shares

The total number of shares of capital stock which the Corporation shall have authority to issue is ~~four~~six hundred and five million (~~405,000,000~~605,000,000), of which ~~four~~six hundred million (~~400,000,000~~600,000,000) shall be common stock having a par value of $.01 per share, and five million (5,000,000) shall be serial preferred stock having a par value of $.01 per share.

ARTICLE VI

Terms of Authorized Shares

Section 6.01. Terms of Stock. Each Share of common stock shall have the same relative rights as and be identical in all respects with all other Shares of common stock. The Shares of preferred stock may be issued from time to time in one or more series. The Board of Directors of the Corporation shall have authority to fix by resolution or resolutions the designations and the powers, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including, without limitation, the voting rights, the dividend rate, conversion rights, redemption price and liquidation preference, of any series of Shares of preferred stock, to fix the number of Shares constituting any such series, and to increase or decrease the number of Shares of any such series (but not below the number of Shares thereof then outstanding). In case the number of Shares of any such series shall be so decreased, the Shares constituting such decrease shall resume the status they had prior to the adoption of the resolution or resolutions originally fixing the number of Shares of such series. Shares shall have such other voting powers, participating, optional or other special rights and qualifications, limitations or restrictions thereof, as are stated below:

(a) Dividends. Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding Shares of any class of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and of sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock and on any class or series of Shares entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends in such form and amount as shall be determined by the Board of Directors in accordance with the Indiana Business Corporation Law.

(b) Termination. In the event of any voluntary or involuntary liquidation, dissolution, winding up or other termination of the Corporation, after the payment in full of the claims of creditors and after there shall have been paid to or set aside for the holders of any class having preference over the common stock in event of liquidation, dissolution, winding up or other termination the full preferential amounts to which they are respectively entitled, the remaining assets of the Corporation available for payment and distribution to Shareholders shall be distributed ratably among the holders of the common stock, and any class or series of Shares entitled to participate therewith, in whole or in part, as to the distribution of assets.

Section 6.02. Dilution. The Corporation shall not increase the number of authorized Shares without the approval of a majority of the Unaffiliated Directors, and the affirmative vote of a majority of the Shareholders.

Section 6.03. Liability For Further Assessments. The Shares, when duly issued and paid for, will be fully paid and non-assessable by the Corporation.

Section 6.04. Voting Rights. Holders of Shares of common stock are entitled to one vote per Share of common stock on all matters upon which such holders are entitled to vote, except as otherwise specified herein. The Shares shall not have cumulative voting rights.

ARTICLE VII

Board of Directors

Section 7.01. Number, Classes, Term of Office and Qualifications Of Directors. There shall be no fewer than five (5) nor more than fifteen (15) Directors. The ~~initial~~ Board of Directors ~~shall consist~~as of ~~fifteen~~the date hereof consists of thirteen (~~15~~13) members. The number of Directors may be increased or decreased from time to time by the Directors.

~~At each annual meeting beginning at the annual meeting of Shareholders in 2004,~~ All Directors shall be elected to hold office for a term of one year. Directors may be re-elected any number of times. Election of each Director at an annual meeting shall be by the affirmative vote of at least a majority of the Shareholders entitled to vote thereon present in person or by proxy at such meeting. Each Director shall hold office until the election and qualification of his successor. Directors may, but need not, own Shares or other securities of the Corporation.

A Director shall be an individual at least twenty-one (21) years of age who is not under legal disability. ~~Prior to the annual meeting of Shareholders in 2005, a majority~~At least three-fourths of the Directors shall at all times be Persons who are Unaffiliated Directors. ~~Commencing with the annual meeting of Shareholders in 2005, at least three-fourths of the Directors shall at all times be Persons who are Unaffiliated Directors.~~ Notwithstanding the preceding ~~two sentences~~sentence, upon a failure to comply with this requirement because of the resignation, removal or death of a Director who is an Unaffiliated Director, such requirement shall not be applicable for a period of one hundred and eighty (180) days. Nominees to serve as Unaffiliated Directors shall be nominated by the then-current Unaffiliated Directors, if any, otherwise by the remaining Directors. Unless otherwise required by law, no Director shall be required to give bond, surety or security in any jurisdiction for the performance of any duties or obligations hereunder. The Directors in their capacity as Directors shall not be required to devote their entire time to the business and affairs of the Corporation.

Section 7.02. Resignation, Removal and Death Of Directors. A Director may resign at any time by giving written notice to the remaining Directors at the principal office of the Corporation. Such resignation shall take effect on the date specified in such notice, without need for prior accounting. A Director judged incompetent, or for whom a guardian or conservator has been appointed, shall be deemed to have resigned as of the date of such adjudication or appointment. A Director may be removed for cause by the affirmative vote of at least a majority of the total votes eligible to be cast by the Shareholders at a duly constituted meeting of Shareholders called expressly for such purpose. Except as may otherwise be provided by law, cause for removal shall be construed to exist only if the Director whose removal is proposed has been judged incompetent, convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to appeal, or has been adjudged by a court of competent jurisdiction to be liable for gross negligence or misconduct in the performance of his duty to the Corporation in a matter of substantial importance to the Corporation, and such adjudication is no longer subject to direct appeal. At least 20 days prior to such meeting of Shareholders, written notice shall be sent to the Director or Directors whose removal will be considered at such meeting.

Section 7.03. Vacancies. Notwithstanding any of the foregoing provisions of this Article, each Director shall serve until his successor is elected and qualified or until his death, retirement, resignation or removal. Should a vacancy occur or be created, whether arising through death, resignation or removal of a Director or through an increase in the number of Directors of any class, such vacancy shall be filled by a majority vote of the remaining Directors then in office, whether or not a quorum. A Director so elected to fill a vacancy shall serve for the remainder of the then present term of office of the class to which he was elected.

Section 7.04. Quorum. A quorum for all meetings of the Directors shall be a majority of the total number of Directors; provided, however, that, whenever the vote of a majority of a particular group of Directors (including, but not limited to the Unaffiliated Directors) is required at a meeting, a quorum for such meeting shall be a majority of the total number of Directors which shall include a majority of such group.

Section 7.05. Committees. The Directors may appoint from among their number an audit committee and such other standing committees as the Directors determine; provided, however, the composition of the members of the nominating committee, the compensation committee and the ~~asset~~audit committee may not be changed without the approval of at least sixty percent (60%) of the Directors. Each standing committee shall consist of three or more members. All members of the audit committee shall be Unaffiliated Directors. A majority of the members of each other standing committee shall be Unaffiliated Directors; provided, however, that upon a failure to comply with this requirement because of the resignation, removal or death of a Director who is an Unaffiliated Director, such requirement shall not be applicable for a period of sixty (60) days. Each committee shall have such powers, duties and obligations as the Directors may deem necessary or appropriate. The standing committees shall report their activities periodically to the Directors.

ARTICLE VIII

Shareholders’ Meetings

Section 8.01. Location. All meetings of Shareholders to elect Directors and to transact such other business as may properly be presented to the meeting shall be held at such place, either within or without the State of Indiana, as may be authorized in the By-Laws and specified in the respective notices of any such meetings.

Section 8.02. Special Meetings. Special meetings of the Shareholders may be called at any time by the Chairman of the Board of Directors, a majority of the Board of Directors, a majority of the Unaffiliated Directors, the President of the Corporation, or at the request, in writing, of Shareholders owning ten percent (10%) of the aggregate number of Shares of the Corporation issued and outstanding and entitled to vote. Such meetings shall be held at such time and place, within or without the State of Indiana, as shall be specified in the notice thereof. Business transacted at any special meeting of Shareholders shall be limited to the purpose or purposes stated in the notice.

Section 8.03. Action. All actions permitted or required to be taken by the Shareholders shall be taken at an annual or special meeting of the Shareholders. The Shareholders may not act by written consent in lieu of meeting.

ARTICLE IX

Business Combinations

Section 9.01. Substantial Shareholders. Except as provided in Section 9.02 hereof, the affirmative vote of at least 80% of the Shareholders shall be required to approve any Business Combination involving a Substantial Shareholder. Such affirmative vote shall be required for any Business Combination notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified by law or in any agreement with any national securities exchange or otherwise. As used in this Article IX, the term Business Combination shall mean:

(a) any merger or consolidation of the Corporation or any subsidiary of the Corporation with (i) any Substantial Shareholder or (ii) any other Person (whether or not itself a Substantial Shareholder) which is, or after such merger or consolidation would be, a Substantial Shareholder or an Affiliate of a Substantial Shareholder; or

(b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Substantial Shareholder, or any Affiliate of any Substantial Shareholder, of any assets of the Corporation or any subsidiary having an aggregate fair market value of $1,000,000 or more; or

(c) the issuance or transfer by the Corporation or any subsidiary (in one transaction or a series of transactions) of any Securities of the Corporation or any subsidiary of any Substantial Shareholder or any Affiliate of any Substantial Shareholder in exchange for cash, Securities or other property (or a combination thereof) having an aggregate fair market value of $1,000,000 or more; or

(d) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of a Substantial Shareholder or any Affiliate of any Substantial Shareholder; or

(e) any reclassification of Securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any subsidiary or any other transaction (whether or not with or into or otherwise involving a Substantial Shareholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding Shares or Securities of the Corporation or any subsidiary which is directly or indirectly owned by any Substantial Shareholder or any Affiliate of any Substantial Shareholder.

Section 9.02. Exceptions. Section 9.01 of this Article shall not apply to a Business Combination if (A) the Business Combination is approved by a vote of three-fourths of the Continuing Directors, (B) the Business Combination consists of the issuance or transfer by the Corporation of Shares of its common stock in exchange for a partnership interest in Duke Realty Limited Partnership, an Indiana limited partnership, or Duke Realty Services Limited Partnership, an Indiana limited partnership, or any successor in interest to either such limited partnership or (C) the Substantial Shareholder shall have complied with the provisions of this Section 9.02 of this Article and all Shareholders of the Corporation shall have been given a reasonable opportunity immediately before the consummation of the Business Combination to receive in the Business Combination, or the right to receive as a result of or in the Business Combination cash, cash and other consideration or other consideration, the per Share fair market value of which will not, at the time the Business Combination is effected, together with any cash, be less than the greatest of: (i) the highest price per Share (including brokerage commissions, soliciting dealers’ fees and all other expenses) paid by the Substantial Shareholder in acquiring any of its Shares of the Corporation of the same class; (ii) the per Share book value of the same class of the Corporation’s Shares at the time the Business Combination is effected, determined by such independent appraisal firm or their experts as the Board of Directors deem appropriate; (iii) the highest sale or bid price per Share for the Shares of the same class during the 24 months immediately preceding the time the Business Combination is effected; and (iv) an amount which bears the same or a greater percentage relationship to the market price of the same class of the Corporation’s Shares immediately prior to the announcement of the Business Combination as the highest per Share price paid in (i) above bore to the market price of the same class of the Corporation’s Shares immediately prior to the commencement of acquisition of the Corporation’s Shares by such Substantial Shareholder. The consideration to be received by holders of outstanding Shares under this Section 9.02 shall be in cash or in the same form as the Substantial Shareholder has previously paid for such Shares. If the Substantial Shareholder has paid for Shares with varying forms of consideration, the form of consideration for Shares acquired under this Section 9.02 shall be either cash or the form used to acquire the largest number of Shares previously acquired by such Substantial Shareholder.

Section 9.03. Restrictions on Corporate Action. Without the approval of three-fourths of the Continuing Directors, a Substantial Shareholder, after the time it became such, seeking to comply with Section 9.02 of this Article shall not have (i) made any material change in the Corporation’s business or capital structure, (ii) received the benefit directly or indirectly (except proportionately as a Shareholder) of any loans, advances, guarantees, pledges or other financial assistance provided by the Corporation, or (iii) made, caused or brought about, directly or indirectly, any change in the Corporation’s Articles or By-Laws or in the membership of the Corporation’s Board of Directors of any committee thereof~~, or (iv) terminated the Corporation’s agreement with the Advisor~~.

Section 9.04. Board Determinations. A majority of the Whole Board shall have the power to determine, but only if a majority of the Whole Board shall then consist of Continuing Directors, or, if a majority of the Whole Board shall not then consist of Continuing Directors, a majority of the Continuing Directors shall have the power to determine, for the purposes of this Article on the basis of information known to them, (i) the number of Shares of the Corporation of which any Person is the Owner, (ii) whether a Person is an Affiliate of another, and (iii) any other factual matter relating to the applicability or effect of this Article.

Section 9.05. Good Faith. Any determinations made by the Board of Directors, or by the Continuing Directors, as the case may be, pursuant to this Article in good faith and on the basis of such information and assistance as was then reasonably available for such purpose, shall be conclusive and binding upon this Corporation and its Shareholders, including any Substantial Shareholders.

Section 9.06. Notice. Notwithstanding any provision of this Article IX to the contrary, no Substantial Shareholder shall consummate any Business Combination unless such Substantial Shareholder shall have mailed to public Shareholders of the Corporation, at least 30 days prior to the date of such consummation, a proxy or information statement describing the proposed Business Combination, which statement shall comply with the Act and the Rules and Regulations thereunder or any successor statute or regulation, whether or not such proxy or information statement is required to be mailed pursuant to such Act, rules or regulations or subsequent provisions.

Section 9.07. Fiduciary Obligations. Nothing contained in this Article shall be construed to relieve any Substantial Shareholder from any fiduciary obligation imposed by law.

ARTICLE X

Restriction on Ownership and Transfer of Shares

Section 10.01 Definitions. For the purpose of this Article X, the following terms shall have the following meanings:

Aggregate Stock Ownership Limit. The term “Aggregate Stock Ownership Limit” shall mean 9.8% in value of the aggregate of the outstanding shares of Capital Stock, or such other percentage determined by the Board of Directors in accordance with Section 10.02.08 of the Articles. For the purpose of determining the percentage of ownership of Capital Stock by any Person, shares of Capital Stock that may be acquired upon the conversion, exchange, redemption or exercise of any securities of the Corporation directly or Constructively held by such Person, but not shares of Capital Stock issuable upon the conversion, exchange, redemption or exercise of securities of the Corporation held by other Persons, shall be deemed to be outstanding prior to such conversion exchange, redemption or exercise.

Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Capital Stock. The term “Capital Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Trust as determined pursuant to Section 10.03.06.

Common Stock Ownership Limit. The term “Common Stock Ownership Limit” shall mean 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation, or such other percentage determined by the Board of Directors in accordance with Section 10.02.08 of the Articles. For the purpose of determining the percentage of ownership of Common Stock by any Person, shares of Common Stock that may be acquired upon the conversion, exchange, redemption or exercise of any securities of the Corporation directly or Constructively held by such Person, but not shares of Common Stock issuable upon the conversion, exchange, redemption or exercise of securities of the Corporation held by other Persons, shall be deemed to be outstanding prior to such conversion exchange, redemption or exercise.

Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

Excepted Holder. The term “Excepted Holder” shall mean a shareholder of the Corporation for whom an Excepted Holder Limit is created by the Articles or by the Board of Directors pursuant to Section 10.02.07.

Excepted Holder Limit. The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 10.02.07 and subject to adjustment pursuant to Section 10.02.08, the percentage limit established by the Board of Directors pursuant to Section 10.02.07.

Initial Date. The term “Initial Date” shall mean the date upon which the Articles of Incorporation first containing this Article X become effective.

Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Capital Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined by the Board of Directors.

NYSE. The term “NYSE” shall mean the New York Stock Exchange.

Person. The term “Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act and a group to which an Excepted Holder Limit applies.

Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of this Article X, would Beneficially Own or Constructively Own shares of Capital Stock in violation of Section 10.02.01, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day after the Initial Date on which the Board determines pursuant to Section 10.07 of the Articles that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Transfer. The term “Transfer” shall mean any issuance, sale, transfer, redemption, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire or possess Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive dividends on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust. The term “Trust” shall mean any trust provided for in Section 10.03.01.

Trustee. The term “Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.

Section 10.02 Capital Stock.

Section 10.02.01 Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 10.04:

(a) Basic Restrictions.

(i)(1) No Person, other than a Person exempted from the Aggregate Stock Ownership Limit pursuant to Section 10.02.07 or an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than a Person exempted from the Common Stock Ownership Limit pursuant to Section 10.02.07 or an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially or Constructively Own shares of Capital Stock to the extent that such Beneficial or Constructive Ownership of Capital Stock would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, without limitation, Beneficial or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii) Any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be null and void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(b) Transfer in Trust. If any Transfer of shares of Capital Stock occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 10.02.01(a)(i) or (ii),

(i) then that number of shares of the Capital Stock the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 10.02.01(a)(i) or (ii) (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 10.03, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

(ii) if the transfer to the Trust described in clause (i) of this sentence would not be automatically effective for any reason to prevent the violation of Section 10.02.01(a)(i) or (ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 10.02.01(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(iii) To the extent that, upon a transfer of shares of Capital Stock pursuant to this Section 10.02.01(b), a violation of any provision of this Article X would nonetheless be continuing (for example where the ownership of shares of Capital Stock by a single Trust would violate the 100 shareholder requirement applicable to REITs), then shares of Capital Stock shall be transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Article X.

Section 10.02.02 Remedies for Breach. If the Board of Directors shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 10.02.01 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any shares of Capital Stock in violation of Section 10.02.01 (whether or not such violation is intended), the Board of Directors shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 10.02.01 shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors.

Section 10.02.03 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 10.02.01(a), and any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 10.02.01(b), shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 10.02.04 Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:

(a) every owner of 5% or more (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit; and

(b) each Person who is a Beneficial or Constructive Owner of Capital Stock and each Person (including the shareholder of record) who is holding Capital Stock for a Beneficial or Constructive Owner shall provide to the Corporation in writing such information as the Corporation may request, in order to determine the Corporation’s status as a REIT or to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 10.02.05 Remedies Not Limited. Subject to Section 10.07 of the Articles, nothing contained in this Section 10.02 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of the Shareholders in preserving the Corporation’s status as a REIT.

Section 10.02.06 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 10.02, Section 10.03 or any definition contained in Section 10.01, the Board of Directors may determine the application of the provisions of this Section 10.02 or Section 10.03 or any such definition with respect to any situation based on the facts known to it. In the event Section 10.02 or 10.03 requires an action by the Board of Directors and the Articles fails to provide specific guidance with respect to such action, the Board of Directors may determine the action to be taken so long as such action is not contrary to the provisions of Sections 10.01, 10.02 or 10.03. Absent a decision to the contrary by the Board of Directors, if a Person would have (but for the remedies set forth in Section 10.02.02) acquired Beneficial or Constructive Ownership of Capital Stock in violation of Section 10.02.01, such remedies (as applicable) shall apply first to the shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares of Capital Stock held by each such Person.

Section 10.02.07 Exceptions.

(a) Subject to Section 10.02.01(a)(ii), the Board of Directors may exempt (prospectively or retroactively) a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary for the Board to ascertain that no individual’s Beneficial or Constructive Ownership of such shares of Capital Stock will violate Section 10.02.01(a)(i);

(ii) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary for the Board to ascertain that such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the judgment of the Board, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 10.02.01 through 10.02.06) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Sections 10.02.01(b) and 10.03.

(b) Prior to granting any exception or creating any Excepted Holder Limit pursuant to Section 10.02.07(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to Section 10.02.01(a)(ii), an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d) The Board of Directors may only revoke an exemption previously granted to any Person pursuant to Section 10.02.07(a) or reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such exempted Person or Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such exempted Person or Excepted Holder in connection with the establishment of the exemption for such exempted Person or Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

Section 10.02.08 Increase or Decrease in Common Stock Ownership or Aggregate Stock Ownership Limits. Subject to Section 10.02.01(a)(ii) and this Section 10.02.08, the Board of Directors may from time to time increase or decrease the Common Stock Ownership Limit or the Aggregate Stock Ownership Limit, or both. No decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit will be effective for any Person whose percentage of ownership of Capital Stock is in excess of such decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, until such time as such Person’s percentage of ownership of Capital Stock equals or falls below the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable; provided, however, any further acquisition of Capital Stock by any such Person (other than a Person for whom an exemption has been granted pursuant to Section 10.02.07(a) or an Excepted Holder) in excess of the Capital Stock owned by such person on the date the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, became effective will be in violation of the Common Stock Ownership Limit or Aggregate Stock Ownership Limit. No increase to the Common Stock Ownership Limit or Aggregate Stock Ownership Limit may be approved if the new Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit would allow five or fewer Persons to Beneficially Own, in the aggregate more than 49.9% in value of the outstanding Capital Stock.

Section 10.02.09 Legend. Each certificate, if any, for shares of Capital Stock shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s Articles, (i) no Person may Beneficially or Constructively Own shares of the Corporation’s Common Stock in excess of the Common Stock Ownership Limit unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own shares of Capital Stock of the Corporation in excess of the Aggregate Stock Ownership Limit, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation. If the restrictions on ownership or transfer set forth in clauses (i), (ii), (iii) or (iv) above are violated, the shares of Capital Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem shares upon the terms and conditions specified by the Board of Directors in its sole and absolute discretion if the Board of Directors determines that ownership or a

Transfer or other event may violate the restrictions described above. Furthermore, any Transfer of shares of Capital Stock that would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons and, upon the occurrence of certain events, attempted Transfers in violation of the other restrictions described above will be void ab initio. All capitalized terms in this legend have the meanings defined in the Articles of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on ownership and transfer of Capital Stock, will be furnished to each holder of Capital Stock of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its Principal Office.

Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a shareholder on request and without charge. If shares of Capital Stock are issued without a certificate, a statement describing the restrictions on ownership and transfer of such shares shall also be included in the written statement of information to the shareholder, if one is sent to any shareholder who is issued uncertificated shares.

Section 10.03 Transfer of Capital Stock in Trust.

Section 10.03.01 Ownership in Trust. Upon any purported Transfer or other event described in Section 10.02.01(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 10.02.01(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 10.03.06.

Section 10.03.02 Status of Shares Held by the Trustee. Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Corporation. The relevant Prohibited Owner shall have no rights in the shares held by the Trustee. Such Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

Section 10.03.03 Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Indiana law, effective as of the date that the shares of Capital Stock have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole and absolute discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (ii) to recast such vote; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article X, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other shareholder records for purposes of preparing lists of shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes and determining the other rights of shareholders.

Section 10.03.04 Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 10.02.01(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the relevant Prohibited Owner and to the Charitable Beneficiary as provided in this Section 10.03.04. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the event causing the shares to be held in the Trust did not involve a purchase of such shares at Market Price, the Market Price of the shares on the last trading day before the day of such event and (2) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 10.03.03 of this Article X. Any net sales proceeds in excess of the amount payable to the Prohibited Owner and other amounts held in the trust with respect to such shares shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 10.03.04, such excess shall be paid to the Trustee upon demand.

Section 10.03.05 Purchase Right in Stock Transferred to the Trustee. Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in the transfer of such shares to the Trust (or, if the event that resulted in the transfer to the Trust did not involve a purchase of such shares at Market Price, the Market Price on the last trading day before the day of such event) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation may reduce the amount payable by the amount of dividends and distributions which has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Trustee pursuant to Section 10.03.03 of this Article X and may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 10.03.04. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner, and distribute any dividends or other distributions held by the Trustee with respect to the shares to the Charitable Beneficiary.

Section 10.03.06 Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 10.02.01(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code. Neither the failure of the Corporation to make such designation nor the failure of the Corporation to appoint the Trustee before the automatic transfer provided in Section 10.02.01(b) shall make such transfer ineffective, provided that the Corporation thereafter makes such designation and appointment.

Section 10.04 NYSE Transactions. Nothing in this Article X shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article X and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article X.

Section 10.05 Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article X.

Section 10.06 Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

Section 10.07 Termination of Restrictions. The Board of Directors, in its sole and absolute discretion, may (a) determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article X is no longer required for REIT qualification and (b) make any other determination or take any other action pursuant to Article X.

~~Refusal to Transfer Shares, Acquisition~~

~~Restriction and Other Restrictions on Rights of Shares~~

~~Section 10.01. Notice. The Shareholders shall upon demand disclose to the Directors in writing such information with respect to direct and indirect ownership of the Shares as the Directors deem necessary or appropriate to comply with the REIT provisions of the Code or to comply with the requirements of any taxing authority or governmental agency.~~

~~Section 10.02. Transfer Restrictions. Whenever it is deemed by them to be reasonably necessary to protect the status of the Corporation as a REIT, the Directors may require a statement or affidavit from each Shareholder or proposed transferee of Shares setting forth the number of Shares already owned by him and any related Person specified in the form prescribed by the Directors for that purpose. If, in the opinion of the Directors, which shall be conclusive upon any proposed transferee of Shares, any proposed transfer might jeopardize the status of the Corporation as a REIT, the Directors shall have the right, but not the duty, to refuse to permit such transfer.~~

~~Section 10.03. Null and Void. Notwithstanding any other provision of these Articles to the contrary, any purported acquisition of Shares of the Corporation which would result in the disqualification of the Corporation as a REIT shall be null and void.~~

~~Section 10.04. No Limit. Nothing contained in these Articles shall limit the authority of the Directors to take such other action as they deem necessary or advisable to protect the Corporation and the interests of the Shareholders by preservation of the Corporation’s status as a REIT.~~

~~Section 10.05. Stock Exchange. It shall be the policy of the Directors to consult with the appropriate officials of any stock exchange on which the relevant Shares of the Corporation are listed as far as reasonably possible in advance of the final exercise (at any time when the Shares are listed on such exchange) of any powers granted by Sections 10.02 or 10.03.~~

~~Section 10.06. Legend. In furtherance of the provisions of this Article X, each certificate evidencing Shares shall contain a legend imprinted thereon to the following effect, or such other legend as the Directors may from time to time adopt:~~

~~STATEMENT OF POWERS;~~

~~PROVISIONS RELATING TO PROHIBITION OF~~

~~TRANSFER OF SHARES AND OTHER RESTRICTIONS~~

~~“If necessary to effect compliance by the Corporation with requirements of the Internal Revenue Code relating to real estate investment trusts, rights of the holder of the Shares represented by this certificate may be restricted by the Corporation and/or the transfer thereof may be prohibited upon the terms and conditions set forth in the Articles of Incorporation. The Corporation will furnish a copy of such terms and conditions and a statement of all the powers, designations, participating, optional or other special rights of each class of stock issued by the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights, to the registered holder of this certificate upon request and without charge.”~~

ARTICLE XI

Amendment of By-Laws

The Shareholders or the Directors may, by a majority vote, amend or repeal any provision of the By-Laws.

ARTICLE XII

Amendment or Repeal

Notwithstanding any other provision of these Articles or the By-Laws of the Corporation (and ~~not withstanding~~notwithstanding the fact that a lesser percentage may be specified by these Articles or the By-Laws of the Corporation) and in addition to any other procedure specified under Indiana law, the affirmative vote of at least eighty percent (80%) of the issued and outstanding Shares of the Corporation shall be required to repeal or adopt any provision inconsistent with Articles IX, X, XI and XII, or Sections 7.01, 7.02, 7.03, and 8.03, hereof. With respect to any other proposed amendment to or alteration of these Articles not approved by the vote of three-quarters of the Directors, such amendment or alteration shall require the affirmative vote of at least eighty percent (80%) of the issued and outstanding Shares.

ARTICLE XIII

Indemnification of Directors and Officers

Section 13.01. Elimination of Certain Liability of Directors. A Director of the Corporation shall not be personally liable to the Corporation or its Shareholders for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director’s duty of loyalty to the Corporation or its Shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under ~~IND.~~Indiana Code Section 23-1-35-4, or (iv) for any transaction from which the Director derived an improper personal benefit.

Section 13.02. Indemnification and Insurance.

(a) Right to Indemnification. Each Person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a Person of whom he or she is the legal representative, is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a Director, officer, employee or agent or in any other capacity while serving as a Director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Indiana Business Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such Person in connection therewith and such indemnification shall continue as to a Person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof, the Corporation shall indemnify any such Person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section 13.02 shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Indiana Business Corporation Law requires, the payment of such expenses incurred by a Director or officer in his or her capacity as a Director or officer (and not in any other capacity in which service was or is rendered by such Person while a Director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Director or officer, to repay all amounts so advanced if it shall ultimately be determined that such Director or officer is not entitled to be indemnified under this Section 13.02 or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of Directors and officers.

(b) Right of Claimant to Bring Suit. If a claim under paragraph (a) of this Section 13.02 is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Indiana Business Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its Shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Indiana Business Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its Shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met such applicable standard of conduct.

(c) Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section 13.02 shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, provision of these Articles, by-law, agreement, vote of Shareholders or disinterested Directors or otherwise.

(d) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any Director, officer, employee or agent of the Corporation or another corporation, partnership joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such Person against such expense, liability or loss under the Indiana Business Corporation Law.

ARTICLE XIV

Severability

In the event that any Article or Section (or portion thereof) of these Articles shall be found to be invalid, prohibited or unenforceable for any reason, the remaining provisions, or portion thereof, of these Articles shall be deemed to remain in full force and effect, and shall be construed as if such invalid, prohibited or unenforceable provision had been stricken herefrom or otherwise rendered inapplicable, it being the intent of this Corporation and its Shareholders that each such remaining provision (or portion thereof of these Articles remain, to the fullest extent permitted by law, applicable and enforceable as to all Shareholders, including Substantial Shareholders notwithstanding any such findings.

ARTICLE XV

Incorporator

The name and mailing address of the sole incorporator are:

John R. Gaskin

600 East 96th Street, Suite 100

Indianapolis, Indiana 46240

Exhibit A

to the

~~Fourth~~Fifth Amended and Restated

Articles of Incorporation of

Duke Realty Corporation

Series J Preferred Shares. Pursuant to the authority granted under Section 6.01 of the Corporation’s Third Restated Articles of Incorporation (the “Articles of Incorporation”), the Board of Directors of the Corporation hereby establishes a series of preferred shares designated the 6.625% Series J Cumulative Redeemable Preferred Shares ($0.01 par value per share) (liquidation preference $250.00 per share) (the “Series J Preferred Shares”) on the following terms:

(a) Number. The number of authorized shares of the Series J Preferred Shares shall be 460,000.

(b) Relative Seniority. In respect of rights to receive dividends and to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the Corporation, the Series J Preferred Shares shall rank (i) on a parity with any class or series of capital shares of the Corporation as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up (whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof are different from those of the Series J Preferred Shares), if the holders of such class or series of capital shares and the Series J Preferred Shares shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences without preference or priority one over the other, (ii) senior to any class or series of capital shares of the Corporation ranking, as to dividends or upon liquidation, junior to the Series J Preferred Shares (collectively, “Junior Shares”) and (iii) senior to the Series C Preferred Shares, shares of common stock (“Common Shares”) and any other class or series of capital shares of the Corporation ranking, as to dividends and upon liquidation, junior to the Series J Preferred Shares (collectively, “Fully Junior Shares”).

(c) Dividends.

(1) The holders of the then outstanding Series J Preferred Shares shall be entitled to receive, when and as declared by the Board of Directors out of any funds legally available therefor, cumulative dividends at the rate of 6.625% of the liquidation preference per share per year, payable quarterly in equal amounts of $4.140625 per share in cash on the last calendar day of each February, May, August and November or, if not a Business Day (as hereinafter defined), the next succeeding Business Day (each such day being hereinafter called a “Quarterly Dividend Date” and each period ending on a Quarterly Dividend Date being hereinafter called a “Dividend Period”), provided, however, that the first distribution on the Series J Preferred Shares will be paid on December 1, 2003. Dividends shall be payable to holders of record as they appear in the share records of the Corporation at the close of business on the applicable record date (the “Record Date”), which shall be on such date designated by the Board of Directors of the Corporation for the payment of dividends that is not more than 30 nor less than 10 days prior to such Quarterly Dividend Date. The amount of any dividend payable for any partial Dividend Period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends on each share of Series J Preferred Shares shall accrue and be cumulative from and including the date of original issue thereof whether or not (i) there are funds legally available for the payment of such distributions or (ii) such distributions are authorized. Dividends paid on the Series J Preferred Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a per share basis among all such shares at the time outstanding. Except as provided in subparagraph (e)(2)(iv) and the last sentence of this paragraph, unless the full cumulative dividends on the Series J Preferred Shares have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods and the then current Dividend Period, no dividends (other than dividends payable solely in Common Shares or other Fully Junior Shares) shall be declared or paid or set aside for payment or other distribution made upon the Common Shares or any other capital shares of the Corporation ranking junior to or on a parity with the Series J Preferred Shares as to dividends or upon liquidation, nor shall any Common Shares or any other capital shares of the Corporation ranking junior to or on a parity with the Series J Preferred Shares as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of such shares) by the Corporation or any subsidiary of the Corporation (except for conversion into or exchange for such capital shares of the Corporation ranking junior to the Series J Preferred Shares as to dividends and upon liquidation). If accrued dividends on the Series J Preferred Shares for all prior Dividend Periods have not been paid in full, then any dividend declared on the Series J Preferred Shares for any Dividend Period and on any series of preferred shares at the time outstanding ranking on a parity as to the dividends with the Series J Preferred Shares will be declared ratably in proportion to accrued and unpaid dividends on the Series J Preferred Shares and such series of preferred shares at the time outstanding ranking on a parity as to dividends with the Series J Preferred Shares.

“Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

(2) The amount of any dividends accrued on any Series J Preferred Shares at any Quarterly Dividend Date shall be the amount of any unpaid dividends accumulated thereon, to and including such Quarterly Dividend Date, whether or not earned or declared, and the amount of dividends accrued on any shares of Series J Preferred Shares at any date other than a Quarterly Dividend Date shall be equal to the sum of the amount of any unpaid dividends accumulated thereon, to and including the last preceding Quarterly Dividend Date, whether or not earned or declared, plus an amount calculated on the basis of the annual dividend rate of 6.625% per share, for the period after such last preceding Quarterly Dividend Date to and including the date as of which the calculation is made based on a 360-day year consisting of twelve 30-day months.

(3) Except as provided in this Section, the Series J Preferred Shares shall not be entitled to participate in the earnings or assets of the Corporation.

(4) Any dividend payment made on the Series J Preferred Shares shall be first credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable.

(5) If, for any taxable year, the Corporation elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the dividends paid or made available for the year to holders of all classes of capital shares (the “Total Dividends”), then the portion of the Capital Gains Amount that shall be allocated to the holders of the Series J Preferred Shares shall be the amount that the total dividends paid or made available to the holders of the Series J Preferred Shares for the year bears to the Total Dividends.

(6) No dividends on the Series J Preferred Shares shall be authorized by the Board of Directors or be paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibit such authorization, payment or setting apart for payment or provide that such authorization, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such authorization or payment shall be restricted or prohibited by law. Notwithstanding the foregoing, dividends on the Series J Preferred Shares will accrue whether or not there are funds legally available for the payment of such distributions or such distributions are authorized.

(d) Liquidation Rights.

(1) Upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the holders of the Series J Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Corporation legally available for distribution to its shareholders, before any payment or distribution shall be made on any Junior Shares or any Fully Junior Shares, the amount of $250.00 per share, plus an amount equal to any accrued and unpaid distributions thereon to the date of such liquidation, dissolution or winding up.

(2) After payment of the full amount of the liquidating distributions provided for in this Section to the holders of the Series J Preferred Shares, such holders shall have no right or claim to any of the remaining assets of the Corporation.

(3) If, upon any voluntary or involuntary dissolution, liquidation, or winding up of the Corporation, the amounts payable with respect to the liquidating distributions of the Series J Preferred Shares and any other shares of the Corporation ranking as to any such distribution on a parity with the Series J Preferred Shares are not paid in full, the holders of the Series J Preferred Shares and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they are entitled.

(4) Neither the sale, lease, transfer or conveyance of all or substantially all of the property or business of the Corporation, the merger or consolidation of the Corporation into or with any other entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section.

(e) Redemption by the Corporation.

(1) Optional Redemption. On and after August 25, 2008, the Corporation may, at its option, redeem at any time all or, from time to time, part of the Series J Preferred Shares at a price per share (the “Series J Redemption Price”), payable in cash, of $250.00, together with all accrued and unpaid distributions thereon, without interest, to and including the date fixed for redemption (the “Series J Redemption Date”). The Series J Preferred Shares have no stated maturity and will not be subject to any sinking fund or mandatory redemption provisions.

(2) Procedures of Redemption.

(i) Notice of redemption will be published in a newspaper of general circulation in the City of New York once a week for two successive weeks, and notice will be mailed by the Corporation, postage prepaid, not less than 30 nor more than 60 days prior to the Series J Redemption Date, addressed to each holder of record of the Series J Preferred Shares to be redeemed at the address set forth in the share transfer records of the Corporation. No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series J Preferred Shares, except as to the holder to whom the Corporation has failed to give notice or except as to the holder to whom notice was defective. In addition to any information required by law or by the applicable rules of any exchange upon which Series J Preferred Shares (or depositary shares or receipts representing fractional interests in Series J Preferred Shares) may be listed or admitted to trading, such notice shall state: (a) the Series J Redemption Date; (b) the Series J Redemption Price; (c) the number of Series J Preferred Shares to be redeemed; (d) the place or places where certificates for such shares are to be surrendered for payment of the Series J Redemption Price; and (e) that dividends on the shares to be redeemed will cease to accumulate on the Series J Redemption Date. In case fewer than all of the Series J Preferred Shares held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of Series J Preferred Shares to be redeemed from such holder.

(ii) If notice has been mailed in accordance with subparagraph (e)(2)(i) above and provided that on or before the Series J Redemption Date specified in such notice all funds necessary for such redemption shall have been irrevocably set aside by the Corporation, separate and apart from its other funds in trust for the pro rata benefit of the holders of the Series J Preferred Shares so called for redemption, so as to be, and to continue to be available therefor, then, from and after the Series J Redemption Date, dividends on the Series J Preferred Shares so called for redemption shall cease to accumulate, said shares shall no longer be deemed to be outstanding and shall not have the status of Series J Preferred Shares and all rights of the holders thereof as shareholders of the Corporation (except the right to receive the Series J Redemption Price) shall cease. Upon surrender, in accordance with such notice, of the certificates for any Series J Preferred Shares so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and the notice shall so state), such Series J Preferred Shares shall be redeemed by the Corporation at the Series J Redemption Price. In

case fewer than all the Series J Preferred Shares represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed Series J Preferred Shares without cost to the holder thereof.

(iii) Any funds deposited with a bank or trust company for the purpose of redeeming Series J Preferred Shares shall be irrevocable except that:

(A) the Corporation shall be entitled to receive from such bank or trust company the interest or other earnings, if any, earned on any money so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings; and

(B) any balance of monies so deposited by the Corporation and unclaimed by the holders of the Series J Preferred Shares entitled thereto at the expiration of two years from the applicable Series J Redemption Date shall be repaid, together with any interest or other earnings earned thereon, to the Corporation, and after any such repayment, the holders of the shares entitled to the funds so repaid to the Corporation shall look only to the Corporation for payment without interest or other earnings.

(iv) Unless full accumulated dividends on all Series J Preferred Shares shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods and the then current Dividend Period, no Series J Preferred Shares shall be redeemed or purchased or otherwise acquired directly or indirectly by the Corporation or any subsidiary of the Corporation and no shares of any series of preferred shares of the Corporation shall be redeemed unless all outstanding Series J Preferred Shares are simultaneously redeemed; provided, however, that the foregoing shall not prevent the redemption of Series J Preferred Shares to preserve the REIT status of the Corporation or the purchase or acquisition of Series J Preferred Shares pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series J Preferred Shares.

(v) If the Series J Redemption Date is after a Record Date and before the related Quarterly Dividend Date, the dividend payable on such Quarterly Dividend Date shall be paid to the holder in whose name the Series J Preferred Shares to be redeemed are registered at the close of business on such Record Date notwithstanding the redemption thereof between such Record Date and the related Quarterly Dividend Date or the Corporation’s default in the payment of the dividend due.

(vi) In case of redemption of less than all Series J Preferred Shares at the time outstanding, the Series J Preferred Shares to be redeemed shall be selected pro rata from the holders of record of such shares in proportion to the number of Series J Preferred Shares held by such holders (with adjustments to avoid redemption of fractional shares) or by any other equitable method determined by the Corporation.

(f) Voting Rights. Except as required by law and as set forth below, the holders of the Series J Preferred Shares shall not be entitled to vote at any meeting of the shareholders for the election of Directors or for any other purpose, to otherwise participate in any action taken by the Corporation or the shareholders thereof or to receive notice of any meeting of shareholders.

(1) Whenever dividends on any Series J Preferred Shares shall be in arrears for six or more quarterly periods, whether or not such quarterly periods are consecutive, the holders of such Series J Preferred Shares (voting separately as a class with all other series of preferred shares upon which like voting rights have been conferred and are exercisable) will be entitled to vote for the election of two additional Directors of the Corporation at a special meeting called by the holders of record of at least ten percent (10%) of any series of preferred shares so in arrears (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of the shareholders) or at the next annual meeting of shareholders and at each subsequent annual meeting until all dividends accumulated on such Series J Preferred Shares for the past dividend periods and the then current dividend period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment. In such case, the entire Board of Directors of the Corporation will be increased by two Directors.

(2) So long as any Series J Preferred Shares remain outstanding, the Corporation will not, without the affirmative vote or consent of the holders of at least two-thirds of the Series J Preferred Shares outstanding at the time, given in person or by proxy, either in writing or at a meeting (such series voting separately as a class), (i) authorize or create, or increase the authorized or issued amount of, any class or series of capital shares ranking prior to the Series J Preferred Shares with respect to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up or reclassify any authorized shares of the Corporation into such shares, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares or (ii) amend, alter or repeal the provisions of the Corporation’s Articles of Incorporation, whether by merger, consolidation or otherwise (an “Event”), so as to materially and adversely affect any right, preference, privilege or voting power of the Series J Preferred Shares or the holders thereof; provided, however, with respect to the occurrence of any of the Events set forth in (ii) above, so long as the Series J Preferred Shares remain outstanding with the terms thereof materially unchanged, taking into account that upon the occurrence of an Event the Corporation may not be the surviving entity, the occurrence of any such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting power of holders of Series J Preferred Shares and provided further that (x) any increase in the amount of the authorized preferred shares or the creation or issuance of any other series of preferred shares, or (u) any increase in the amount of authorized Series J Preferred Shares or any other preferred shares, in each case ranking on a parity with or junior to the Series J Preferred Shares with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding Series J Preferred Shares shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

(3) On each matter submitted to a vote of the holders of Series J Preferred Shares in accordance with this Section or as otherwise required by law, each Series J Preferred Share shall be entitled to ten (10) votes, each of which ten (10) votes may be directed separately by the holder thereof (or by any proxy or proxies of such holder). With respect to each Series J Preferred Share, the holder thereof may designate up to ten (10) proxies, with each such proxy having the right to vote a whole number of votes (totaling ten (10) votes per Series J Preferred Share).

(g) Conversion. The Series J Preferred Shares are not convertible into or exchangeable for any other property or securities of the Corporation.

Exhibit B

to the ~~Fourth~~Fifth Amended and Restated

Articles of Incorporation of

Duke Realty Corporation

Series K Preferred Shares. Pursuant to the authority granted under Section 6.01 of the Corporation’s Third Restated Articles of Incorporation (the “Articles of Incorporation”), the Board of Directors of the Corporation hereby establishes a series of preferred shares designated the 6.5% Series K Cumulative Redeemable Preferred Shares ($0.01 par value per share) (liquidation preference $250.00 per share) (the “Series K Preferred Shares”) on the following terms:

(a) Number. The number of authorized shares of the Series K Preferred Shares shall be 600,000.

(b) Relative Seniority. In respect of rights to receive dividends and to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the Corporation, the Series K Preferred Shares shall rank (i) on a parity with any class or series of capital shares of the Corporation as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up (whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof are different from those of the Series K Preferred Shares), if the holders of such class or series of capital shares and the Series K Preferred Shares shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences without preference or priority one over the other, (ii) senior to any class or series of capital shares of the Corporation ranking, as to dividends or upon liquidation, junior to the Series K Preferred Shares (collectively, “Junior Shares”) and (iii) senior to the Series C Preferred Shares, shares of common stock (“Common Shares”) and any other class or series of capital shares of the Corporation ranking, as to dividends and upon liquidation, junior to the Series K Preferred Shares (collectively, “Fully Junior Shares”).

(c) Dividends.

(1) The holders of the then outstanding Series K Preferred Shares shall be entitled to receive, when and as declared by the Board of Directors out of any funds legally available therefor, cumulative dividends at the rate of 6.5% of the liquidation preference per share per year, payable quarterly in equal amounts of $4.0625 per share in cash on the last calendar day of each February, May, August and November or, if not a Business Day (as hereinafter defined), the next succeeding Business Day (each such day being hereinafter called a “Quarterly Dividend Date” and each period ending on a Quarterly Dividend Date being hereinafter called a “Dividend Period”), provided, however, that the first distribution on the Series K Preferred Shares will be paid on May 31, 2004. Dividends shall be payable to holders of record as they appear in the share records of the Corporation at the close of business on the applicable record date (the “Record Date”), which shall be on such date designated by the Board of Directors of the Corporation for the payment of dividends that is not more than 30 nor less than 10 days prior to such Quarterly Dividend Date. The amount of any dividend payable for any partial Dividend Period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends on each share of Series K Preferred Shares shall accrue and be cumulative from and including the date of original issue thereof whether or not (i) there are funds legally available for the payment of such distributions or (ii) such distributions are authorized. Dividends paid on the Series K Preferred Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a per share basis among all such shares at the time outstanding. Except as provided in subparagraph (e)(2)(iv) and the last sentence of this paragraph, unless the full cumulative dividends on the Series K Preferred Shares have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods and the then current Dividend Period, no dividends (other than dividends payable solely in Common Shares or other Fully Junior Shares) shall be declared or paid or set aside for payment or other distribution made upon the Common Shares or any other capital shares of the Corporation ranking junior to or on a parity with the Series K Preferred Shares as to dividends or upon liquidation, nor shall any Common Shares or any other capital shares of the Corporation ranking junior to or on a parity with the Series K Preferred Shares as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of such shares) by the Corporation or any subsidiary of the Corporation (except for conversion into or exchange for such capital shares of the Corporation ranking junior to the Series K Preferred Shares as to dividends and upon liquidation). If accrued dividends on the Series K Preferred Shares for all prior Dividend Periods have not been paid in full, then any dividend declared on the Series K Preferred Shares for any Dividend Period and on any series of preferred shares at the time outstanding ranking on a parity as to the dividends with the Series K Preferred Shares will be declared ratably in proportion to accrued and unpaid dividends on the Series K Preferred Shares and such series of preferred shares at the time outstanding ranking on a parity as to dividends with the Series K Preferred Shares.

“Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

(2) The amount of any dividends accrued on any Series K Preferred Shares at any Quarterly Dividend Date shall be the amount of any unpaid dividends accumulated thereon, to and including such Quarterly Dividend Date, whether or not earned or declared, and the amount of dividends accrued on any shares of Series K Preferred Shares at any date other than a Quarterly Dividend Date shall be equal to the sum of the amount of any unpaid dividends accumulated thereon, to and including the last preceding Quarterly Dividend Date, whether or not earned or declared, plus an amount calculated on the basis of the annual dividend rate of 6.5% per share, for the period after such last preceding Quarterly Dividend Date to and including the date as of which the calculation is made based on a 360-day year consisting of twelve 30-day months.

(3) Except as provided in this Section, the Series K Preferred Shares shall not be entitled to participate in the earnings or assets of the Corporation.

(4) Any dividend payment made on the Series K Preferred Shares shall be first credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable.

(5) If, for any taxable year, the Corporation elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the dividends paid or made available for the year to holders of all classes of capital shares (the “Total Dividends”), then the portion of the Capital Gains Amount that shall be allocated to the holders of the Series K Preferred Shares shall be the amount that the total dividends paid or made available to the holders of the Series K Preferred Shares for the year bears to the Total Dividends.

(6) No dividends on the Series K Preferred Shares shall be authorized by the Board of Directors or be paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibit such authorization, payment or setting apart for payment or provide that such authorization, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such authorization or payment shall be restricted or prohibited by law. Notwithstanding the foregoing, dividends on the Series K Preferred Shares will accrue whether or not there are funds legally available for the payment of such distributions or such distributions are authorized.

(d) Liquidation Rights.

(1) Upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the holders of the Series K Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Corporation legally available for distribution to its shareholders, before any payment or distribution shall be made on any Junior Shares or any Fully Junior Shares, the amount of $250.00 per share, plus an amount equal to any accrued and unpaid distributions thereon to the date of such liquidation, dissolution or winding up.

(2) After payment of the full amount of the liquidating distributions provided for in this Section to the holders of the Series K Preferred Shares, such holders shall have no right or claim to any of the remaining assets of the Corporation.

(3) If, upon any voluntary or involuntary dissolution, liquidation, or winding up of the Corporation, the amounts payable with respect to the liquidating distributions of the Series K Preferred Shares and any other shares of the Corporation ranking as to any such distribution on a parity with the Series K Preferred Shares are not paid in full, the holders of the Series K Preferred Shares and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they are entitled.

(4) Neither the sale, lease, transfer or conveyance of all or substantially all of the property or business of the Corporation, the merger or consolidation of the Corporation into or with any other entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section.

(e) Redemption by the Corporation.

(1) Optional Redemption. On and after February 13, 2009, the Corporation may, at its option, redeem at any time all or, from time to time, part of the Series K Preferred Shares at a price per share (the “Series K Redemption Price”), payable in cash, of $250.00, together with all accrued and unpaid distributions thereon, without interest, to and including the date fixed for redemption (the “Series K Redemption Date”). The Series K Preferred Shares have no stated maturity and will not be subject to any sinking fund or mandatory redemption provisions.

(2) Procedures of Redemption.

(i) Notice of redemption will be mailed by the Corporation, postage prepaid, not less than 30 nor more than 60 days prior to the Series K Redemption Date, addressed to each holder of record of the Series K Preferred Shares to be redeemed at the address set forth in the share transfer records of the Corporation. No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series K Preferred Shares, except as to the holder to whom the Corporation has failed to give notice or except as to the holder to whom notice was defective. In addition to any information required by law or by the applicable rules of any exchange upon which Series K Preferred Shares (or depositary shares or receipts representing fractional interests in Series K Preferred Shares) may be listed or admitted to trading, such notice shall state: (a) the Series K Redemption Date; (b) the Series K Redemption Price; (c) the number of Series K Preferred Shares to be redeemed; (d) the place or places where certificates for such shares are to be surrendered for payment of the Series K Redemption Price; and (e) that dividends on the shares to be redeemed will cease to accumulate on the Series K Redemption Date. In case fewer than all of the Series K Preferred Shares held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of Series K Preferred Shares to be redeemed from such holder.

(ii) If notice has been mailed in accordance with subparagraph (e)(2)(i) above and provided that on or before the Series K Redemption Date specified in such notice all funds necessary for such redemption shall have been irrevocably set aside by the Corporation, separate and apart from its other funds in trust for the pro rata benefit of the holders of the Series K Preferred Shares so called for redemption, so as to be, and to continue to be available therefor, then, from and after the Series K Redemption Date, dividends on the Series K Preferred Shares so called for redemption shall cease to accumulate, said shares shall no longer be deemed to be outstanding and shall not have the status of Series K Preferred Shares and all rights of the holders thereof as shareholders of the Corporation (except the right to receive the Series K Redemption Price) shall cease. Upon surrender, in accordance with such notice, of the certificates for any Series K Preferred Shares so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and the notice shall so state), such Series K Preferred Shares shall be redeemed by the Corporation at the Series K Redemption Price. In

case fewer than all the Series K Preferred Shares represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed Series K Preferred Shares without cost to the holder thereof.

(iii) Any funds deposited with a bank or trust company for the purpose of redeeming Series K Preferred Shares shall be irrevocable except that:

(A) the Corporation shall be entitled to receive from such bank or trust company the interest or other earnings, if any, earned on any money so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings; and

(B) any balance of monies so deposited by the Corporation and unclaimed by the holders of the Series K Preferred Shares entitled thereto at the expiration of two years from the applicable Series K Redemption Date shall be repaid, together with any interest or other earnings earned thereon, to the Corporation, and after any such repayment, the holders of the shares entitled to the funds so repaid to the Corporation shall look only to the Corporation for payment without interest or other earnings.

(iv) Unless full accumulated dividends on all Series K Preferred Shares shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods and the then current Dividend Period, no Series K Preferred Shares shall be redeemed or purchased or otherwise acquired directly or indirectly by the Corporation or any subsidiary of the Corporation and no shares of any series of preferred shares of the Corporation shall be redeemed unless all outstanding Series K Preferred Shares are simultaneously redeemed; provided, however, that the foregoing shall not prevent the redemption of Series K Preferred Shares to preserve the REIT status of the Corporation or the purchase or acquisition of Series K Preferred Shares pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series K Preferred Shares.

(v) If the Series K Redemption Date is after a Record Date and before the related Quarterly Dividend Date, the dividend payable on such Quarterly Dividend Date shall be paid to the holder in whose name the Series K Preferred Shares to be redeemed are registered at the close of business on such Record Date notwithstanding the redemption thereof between such Record Date and the related Quarterly Dividend Date or the Corporation’s default in the payment of the dividend due.

(vi) In case of redemption of less than all Series K Preferred Shares at the time outstanding, the Series K Preferred Shares to be redeemed shall be selected pro rata from the holders of record of such shares in proportion to the number of Series K Preferred Shares held by such holders (with adjustments to avoid redemption of fractional shares) or by any other equitable method determined by the Corporation.

(f) Voting Rights. Except as required by law and as set forth below, the holders of the Series K Preferred Shares shall not be entitled to vote at any meeting of the shareholders for the election of Directors or for any other purpose, to otherwise participate in any action taken by the Corporation or the shareholders thereof or to receive notice of any meeting of shareholders.

(1) Whenever dividends on any Series K Preferred Shares shall be in arrears for six or more quarterly periods, whether or not such quarterly periods are consecutive, the holders of such Series K Preferred Shares (voting separately as a class with all other series of preferred shares upon which like voting rights have been conferred and are exercisable) will be entitled to vote for the election of two additional Directors of the Corporation at a special meeting called by the holders of record of at least ten percent (10%) of any series of preferred shares so in arrears (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of the shareholders) or at the next annual meeting of shareholders and at each subsequent annual meeting until all dividends accumulated on such Series K Preferred Shares for the past dividend periods and the then current dividend period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment. In such case, the entire Board of Directors of the Corporation will be increased by two Directors.

(2) So long as any Series K Preferred Shares remain outstanding, the Corporation will not, without the affirmative vote or consent of the holders of at least two-thirds of the Series K Preferred Shares outstanding at the time, given in person or by proxy, either in writing or at a meeting (such series voting separately as a class), (i) authorize or create, or increase the authorized or issued amount of, any class or series of capital shares ranking prior to the Series K Preferred Shares with respect to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up or reclassify any authorized shares of the Corporation into such shares, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares or (ii) amend, alter or repeal the provisions of the Corporation’s Articles of Incorporation, whether by merger, consolidation or otherwise (an “Event”), so as to materially and adversely affect any right, preference, privilege or voting power of the Series K Preferred Shares or the holders thereof; provided, however, with respect to the occurrence of any of the Events set forth in (ii) above, so long as the Series K Preferred Shares remain outstanding with the terms thereof materially unchanged, taking into account that upon the occurrence of an Event the Corporation may not be the surviving entity, the occurrence of any such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting power of holders of Series K Preferred Shares and provided further that (x) any increase in the amount of the authorized preferred shares or the creation or issuance of any other series of preferred shares, or (u) any increase in the amount of authorized Series K Preferred Shares or any other preferred shares, in each case ranking on a parity with or junior to the Series K Preferred Shares with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding Series K Preferred Shares shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

(3) On each matter submitted to a vote of the holders of Series K Preferred Shares in accordance with this Section or as otherwise required by law, each Series K Preferred Share shall be entitled to ten (10) votes, each of which ten (10) votes may be directed separately by the holder thereof (or by any proxy or proxies of such holder). With respect to each Series K Preferred Share, the holder thereof may designate up to ten (10) proxies, with each such proxy having the right to vote a whole number of votes (totaling ten (10) votes per Series K Preferred Share).

(g) Conversion. The Series K Preferred Shares are not convertible into or exchangeable for any other property or securities of the Corporation.

Exhibit C

to the

~~Fourth~~Fifth Amended and Restated

Articles of Incorporation of

Duke Realty Corporation

Series L Preferred Shares. Pursuant to the authority granted under Section 6.01 of the Corporation’s Third Restated Articles of Incorporation (the “Articles of Incorporation”), the Board of Directors of the Corporation hereby establishes a series of preferred shares designated the 6.6% Series L Cumulative Redeemable Preferred Shares ($0.01 par value per share) (liquidation preference $250.00 per share) (the “Series L Preferred Shares”) on the following terms:

(a) Number. The number of authorized shares of the Series L Preferred Shares shall be 800,000.

(b) Relative Seniority. In respect of rights to receive dividends and to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the Corporation, the Series L Preferred Shares shall rank (i) on a parity with any class or series of capital shares of the Corporation as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up (whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof are different from those of the Series L Preferred Shares), if the holders of such class or series of capital shares and the Series L Preferred Shares shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences without preference or priority one over the other, (ii) senior to any class or series of capital shares of the Corporation ranking, as to dividends or upon liquidation, junior to the Series L Preferred Shares (collectively, “Junior Shares”) and (iii) senior to the Series C Preferred Shares, shares of common stock (“Common Shares”) and any other class or series of capital shares of the Corporation ranking, as to dividends and upon liquidation, junior to the Series L Preferred Shares (collectively, “Fully Junior Shares”).

(c) Dividends.

(1) The holders of the then outstanding Series L Preferred Shares shall be entitled to receive, when and as declared by the Board of Directors out of any funds legally available therefor, cumulative dividends at the rate of 6.6% of the liquidation preference per share per year, payable quarterly in equal amounts of $4.125 per share in cash on the last calendar day of each February, May, August and November or, if not a Business Day (as hereinafter defined), the next succeeding Business Day (each such day being hereinafter called a “Quarterly Dividend Date” and each period ending on a Quarterly Dividend Date being hereinafter called a “Dividend Period”), provided, however, that the first distribution on the Series L Preferred Shares will be paid on February 28, 2005. Dividends shall be payable to holders of record as they appear in the share records of the Corporation at the close of business on the applicable record date (the “Record Date”), which shall be on such date designated by the Board of Directors of the Corporation for the payment of dividends that is not more than 30 nor less than 10 days prior to such Quarterly Dividend Date. The amount of any dividend payable for any partial Dividend Period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends on each share of Series L Preferred Shares shall accrue and be cumulative from and including the date of original issue thereof whether or not (i) there are funds legally available for the payment of such distributions or (ii) such distributions are authorized. Dividends paid on the Series L Preferred Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a per share basis among all such shares at the time outstanding. Except as provided in subparagraph (e)(2)(iv) and the last sentence of this paragraph, unless the full cumulative dividends on the Series L Preferred Shares have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods and the then current Dividend Period, no dividends (other than dividends payable solely in Common Shares or other Fully Junior Shares) shall be declared or paid or set aside for payment or other distribution made upon the Common Shares or any other capital shares of the Corporation ranking junior to or on a parity with the Series L Preferred Shares as to dividends or upon liquidation, nor shall any Common Shares or any other capital shares of the Corporation ranking junior to or on a parity with the Series L Preferred Shares as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of such shares) by the Corporation or any subsidiary of the Corporation (except for conversion into or exchange for such capital shares of the Corporation ranking junior to the Series L Preferred Shares as to dividends and upon liquidation). If accrued dividends on the Series L Preferred Shares for all prior Dividend Periods have not been paid in full, then any dividend declared on the Series L Preferred Shares for any Dividend Period and on any series of preferred shares at the time outstanding ranking on a parity as to the dividends with the Series L Preferred Shares will be declared ratably in proportion to accrued and unpaid dividends on the Series L Preferred Shares and such series of preferred shares at the time outstanding ranking on a parity as to dividends with the Series L Preferred Shares.

“Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

(2) The amount of any dividends accrued on any Series L Preferred Shares at any Quarterly Dividend Date shall be the amount of any unpaid dividends accumulated thereon, to and including such Quarterly Dividend Date, whether or not earned or declared, and the amount of dividends accrued on any shares of Series L Preferred Shares at any date other than a Quarterly Dividend Date shall be equal to the sum of the amount of any unpaid dividends accumulated thereon, to and including the last preceding Quarterly Dividend Date, whether or not earned or declared, plus an amount calculated on the basis of the annual dividend rate of 6.6% per share, for the period after such last preceding Quarterly Dividend Date to and including the date as of which the calculation is made based on a 360-day year consisting of twelve 30-day months.

(3) Except as provided in this Section, the Series L Preferred Shares shall not be entitled to participate in the earnings or assets of the Corporation.

(4) Any dividend payment made on the Series L Preferred Shares shall be first credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable.

(5) If, for any taxable year, the Corporation elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the dividends paid or made available for the year to holders of all classes of capital shares (the “Total Dividends”), then the portion of the Capital Gains Amount that shall be allocated to the holders of the Series L Preferred Shares shall be the amount that the total dividends paid or made available to the holders of the Series L Preferred Shares for the year bears to the Total Dividends.

(6) No dividends on the Series L Preferred Shares shall be authorized by the Board of Directors or be paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibit such authorization, payment or setting apart for payment or provide that such authorization, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such authorization or payment shall be restricted or prohibited by law. Notwithstanding the foregoing, dividends on the Series L Preferred Shares will accrue whether or not there are funds legally available for the payment of such distributions or such distributions are authorized.

(d) Liquidation Rights.

(1) Upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the holders of the Series L Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Corporation legally available for distribution to its shareholders, before any payment or distribution shall be made on any Junior Shares or any Fully Junior Shares, the amount of $250.00 per share, plus an amount equal to any accrued and unpaid distributions thereon to the date of such liquidation, dissolution or winding up.

(2) After payment of the full amount of the liquidating distributions provided for in this Section to the holders of the Series L Preferred Shares, such holders shall have no right or claim to any of the remaining assets of the Corporation.

(3) If, upon any voluntary or involuntary dissolution, liquidation, or winding up of the Corporation, the amounts payable with respect to the liquidating distributions of the Series L Preferred Shares and any other shares of the Corporation ranking as to any such distribution on a parity with the Series L Preferred Shares are not paid in full, the holders of the Series L Preferred Shares and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they are entitled.

(4) Neither the sale, lease, transfer or conveyance of all or substantially all of the property or business of the Corporation, the merger or consolidation of the Corporation into or with any other entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section.

(e) Redemption by the Corporation.

(1) Optional Redemption. On and after November 30, 2009, the Corporation may, at its option, redeem at any time all or, from time to time, part of the Series L Preferred Shares at a price per share (the “Series L Redemption Price”), payable in cash, of $250.00, together with all accrued and unpaid distributions thereon, without interest, to and including the date fixed for redemption (the “Series L Redemption Date”). The Series L Preferred Shares have no stated maturity and will not be subject to any sinking fund or mandatory redemption provisions.

(2) Procedures of Redemption.

(i) Notice of redemption will be mailed by the Corporation, postage prepaid, not less than 30 nor more than 60 days prior to the Series L Redemption Date, addressed to each holder of record of the Series L Preferred Shares to be redeemed at the address set forth in the share transfer records of the Corporation. No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series L Preferred Shares, except as to the holder to whom the Corporation has failed to give notice or except as to the holder to whom notice was defective. In addition to any information required by law or by the applicable rules of any exchange upon which Series L Preferred Shares (or depositary shares or receipts representing fractional interests in Series L Preferred Shares) may be listed or admitted to trading, such notice shall state: (a) the Series L Redemption Date; (b) the Series L Redemption Price; (c) the number of Series L Preferred Shares to be redeemed; (d) the place or places where certificates for such shares are to be surrendered for payment of the Series L Redemption Price; and (e) that dividends on the shares to be redeemed will cease to accumulate on the Series L Redemption Date. In case fewer than all of the Series L Preferred Shares held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of Series L Preferred Shares to be redeemed from such holder.

(ii) If notice has been mailed in accordance with subparagraph (e)(2)(i) above and provided that on or before the Series L Redemption Date specified in such notice all funds necessary for such redemption shall have been irrevocably set aside by the Corporation, separate and apart from its other funds in trust for the pro rata benefit of the holders of the Series L Preferred Shares so called for redemption, so as to be, and to continue to be available therefor, then, from and after the Series L Redemption Date, dividends on the Series L Preferred Shares so called for redemption shall cease to accumulate, said shares shall no longer be deemed to be outstanding and shall not have the status of Series L Preferred Shares and all rights of the holders thereof as shareholders of the Corporation (except the right to receive the Series L Redemption Price) shall cease. Upon surrender, in accordance with such notice, of the certificates for any Series L Preferred Shares so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and the notice shall so state), such Series L Preferred Shares shall be redeemed by the Corporation at the Series L Redemption Price. In case fewer than all the Series L Preferred Shares represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed Series L Preferred Shares without cost to the holder thereof.

(iii) Any funds deposited with a bank or trust company for the purpose of redeeming Series L Preferred Shares shall be irrevocable except that:

(A) the Corporation shall be entitled to receive from such bank or trust company the interest or other earnings, if any, earned on any money so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings; and

(B) any balance of monies so deposited by the Corporation and unclaimed by the holders of the Series L Preferred Shares entitled thereto at the expiration of two years from the applicable Series L Redemption Date shall be repaid, together with any interest or other earnings earned thereon, to the Corporation, and after any such repayment, the holders of the shares entitled to the funds so repaid to the Corporation shall look only to the Corporation for payment without interest or other earnings.

(iv) Unless full accumulated dividends on all Series L Preferred Shares shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods and the then current Dividend Period, no Series L Preferred Shares shall be redeemed or purchased or otherwise acquired directly or indirectly by the Corporation or any subsidiary of the Corporation and no shares of any series of preferred shares of the Corporation shall be redeemed unless all outstanding Series L Preferred Shares are simultaneously redeemed; provided, however, that the foregoing shall not prevent the redemption of Series L Preferred Shares to preserve the REIT status of the Corporation or the purchase or acquisition of Series L Preferred Shares pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series L Preferred Shares.

(v) If the Series L Redemption Date is after a Record Date and before the related Quarterly Dividend Date, the dividend payable on such Quarterly Dividend Date shall be paid to the holder in whose name the Series L Preferred Shares to be redeemed are registered at the close of business on such Record Date notwithstanding the redemption thereof between such Record Date and the related Quarterly Dividend Date or the Corporation’s default in the payment of the dividend due.

(vi) In case of redemption of less than all Series L Preferred Shares at the time outstanding, the Series L Preferred Shares to be redeemed shall be selected pro rata from the holders of record of such shares in proportion to the number of Series L Preferred Shares held by such holders (with adjustments to avoid redemption of fractional shares) or by any other equitable method determined by the Corporation.

(f) Voting Rights. Except as required by law and as set forth below, the holders of the Series L Preferred Shares shall not be entitled to vote at any meeting of the shareholders for the election of Directors or for any other purpose, to otherwise participate in any action taken by the Corporation or the shareholders thereof or to receive notice of any meeting of shareholders.

(1) Whenever dividends on any Series L Preferred Shares shall be in arrears for six or more quarterly periods, whether or not such quarterly periods are consecutive, the holders of such Series L Preferred Shares (voting separately as a class with all other series of preferred shares upon which like voting rights have been conferred and are exercisable) will be entitled to vote for the election of two additional Directors of the Corporation at a special meeting called by the holders of record of at least ten percent (10%) of any series of preferred shares so in arrears (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of the shareholders) or at the next annual meeting of shareholders and at each subsequent annual meeting until all dividends accumulated on such Series L Preferred Shares for the past dividend periods and the then current dividend period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment. In such case, the entire Board of Directors of the Corporation will be increased by two Directors.

(2) So long as any Series L Preferred Shares remain outstanding, the Corporation will not, without the affirmative vote or consent of the holders of at least two-thirds of the Series L Preferred Shares outstanding at the time, given in person or by proxy, either in writing or at a meeting (such series voting separately as a class), (i) authorize or create, or increase the authorized or issued amount of, any class or series of capital shares ranking prior to the Series L Preferred Shares with respect to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up or reclassify any authorized shares of the Corporation into such shares, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares or (ii) amend, alter or repeal the provisions of the Corporation’s Articles of Incorporation, whether by merger, consolidation or otherwise (an “Event”), so as to materially and adversely affect any right, preference, privilege or voting power of the Series L Preferred Shares or the holders thereof; provided, however, with respect to the occurrence of any of the Events set forth in (ii) above, so long as the Series L Preferred Shares remain outstanding with the terms thereof materially unchanged, taking into account that upon the occurrence of an Event the Corporation may not be the surviving entity, the occurrence of any such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting power of holders of Series L Preferred Shares and provided further that (x) any increase in the amount of the authorized preferred shares or the creation or issuance of any other series of preferred shares, or (u) any increase in the amount of authorized Series L Preferred Shares or any other preferred shares, in each case ranking on a parity with or junior to the Series L Preferred Shares with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding Series L Preferred Shares shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

(3) On each matter submitted to a vote of the holders of Series L Preferred Shares in accordance with this Section or as otherwise required by law, each Series L Preferred Share shall be entitled to ten (10) votes, each of which ten (10) votes may be directed separately by the holder thereof (or by any proxy or proxies of such holder). With respect to each Series L Preferred Share, the holder thereof may designate up to ten (10) proxies, with each such proxy having the right to vote a whole number of votes (totaling ten (10) votes per Series L Preferred Share).

(g) Conversion. The Series L Preferred Shares are not convertible into or exchangeable for any other property or securities of the Corporation.

~~Exhibit D~~

~~to the~~

~~Fourth Amended and Restated~~

~~Articles of Incorporation of~~

~~Duke Realty Corporation~~

~~Series M Preferred Shares. Pursuant to the authority granted under Section 6.01 of the Corporation’s Third Restated Articles of Incorporation (the “Articles of Incorporation”), the Board of Directors of the Corporation hereby establishes a series of preferred shares designated the 6.95% Series M Cumulative Redeemable Preferred Shares ($0.01 par value per share) (liquidation preference $250.00 per share) (the “Series M Preferred Shares”) on the following terms:~~

~~(a) Number. The number of authorized shares of the Series M Preferred Shares shall be 736,000.~~

~~(b) Relative Seniority. In respect of rights to receive dividends and to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the Corporation, the Series M Preferred Shares shall rank (i) on a parity with any class or series of capital shares of the Corporation as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up (whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof are different from those of the Series M Preferred Shares), if the holders of such class or series of capital shares and the Series M Preferred Shares shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences without preference or priority one over the other, (ii) senior to any class or series of capital shares of the Corporation ranking, as to dividends or upon liquidation, junior to the Series M Preferred Shares (collectively, “Junior Shares”) and (iii) senior to the Series C Preferred Shares, shares of common stock (“Common Shares”) and any other class or series of capital shares of the Corporation ranking, as to dividends and upon liquidation, junior to the Series M Preferred Shares (collectively, “Fully Junior Shares”).~~

~~(c) Dividends.~~

~~(1) The holders of the then outstanding Series M Preferred Shares shall be entitled to receive, when and as declared by the Board of Directors out of any funds legally available therefor, cumulative dividends at the rate of 6.95% of the liquidation preference per share per year, payable quarterly in equal amounts of $4.34375 per share in cash on the last calendar day of each March, June, September and December, or, if not a Business Day (as hereinafter defined), the next succeeding Business Day (each such day being hereinafter called a “Quarterly Dividend Date” and each period ending on a Quarterly Dividend Date being hereinafter called a “Dividend Period”), provided, however, that the first distribution on the Series M Preferred Shares will be paid on March 31, 2006. Dividends shall be payable to holders of record as they appear in the share records of the Corporation at the close of business on the applicable record date (the “Record Date”), which shall be on such date designated by the Board of Directors of the Corporation for the payment of dividends that is not more than 30 nor less than 10 days prior to such Quarterly Dividend Date. The amount of any dividend payable for any partial Dividend Period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends on each share of Series M Preferred Shares shall accrue and be cumulative from and including the date of original issue thereof whether or not (i) there are funds legally available for the payment of such distributions or (ii) such distributions are authorized. Dividends paid on the Series M Preferred Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a per share basis among all such shares at the time outstanding. Except as provided in subparagraph (e)(2)(iv) and the last sentence of this paragraph, unless the full cumulative dividends on the Series M Preferred Shares have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods and the then current Dividend Period, no dividends (other than dividends payable solely in Common Shares or other Fully Junior Shares) shall be declared or paid or set aside for payment or other distribution made upon the Common Shares or any other capital shares of the Corporation ranking junior to or on a parity with the Series M Preferred Shares as to dividends or upon~~

~~liquidation, nor shall any Common Shares or any other capital shares of the Corporation ranking junior to or on a parity with the Series M Preferred Shares as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of such shares) by the Corporation or any subsidiary of the Corporation (except for conversion into or exchange for such capital shares of the Corporation ranking junior to the Series M Preferred Shares as to dividends and upon liquidation). If accrued dividends on the Series M Preferred Shares for all prior Dividend Periods have not been paid in full, then any dividend declared on the Series M Preferred Shares for any Dividend Period and on any series of preferred shares at the time outstanding ranking on a parity as to the dividends with the Series M Preferred Shares will be declared ratably in proportion to accrued and unpaid dividends on the Series M Preferred Shares and such series of preferred shares at the time outstanding ranking on a parity as to dividends with the Series M Preferred Shares.~~

~~“Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.~~

~~(2) The amount of any dividends accrued on any Series M Preferred Shares at any Quarterly Dividend Date shall be the amount of any unpaid dividends accumulated thereon, to and including such Quarterly Dividend Date, whether or not earned or declared, and the amount of dividends accrued on any shares of Series M Preferred Shares at any date other than a Quarterly Dividend Date shall be equal to the sum of the amount of any unpaid dividends accumulated thereon, to and including the last preceding Quarterly Dividend Date, whether or not earned or declared, plus an amount calculated on the basis of the annual dividend rate of 6.95% per share, for the period after such last preceding Quarterly Dividend Date to and including the date as of which the calculation is made based on a 360-day year consisting of twelve 30-day months.~~

~~(3) Except as provided in this Section, the Series M Preferred Shares shall not be entitled to participate in the earnings or assets of the Corporation.~~

~~(4) Any dividend payment made on the Series M Preferred Shares shall be first credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable.~~

~~(5) If, for any taxable year, the Corporation elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the dividends paid or made available for the year to holders of all classes of capital shares (the “Total Dividends”), then the portion of the Capital Gains Amount that shall be allocated to the holders of the Series M Preferred Shares shall be the amount that the total dividends paid or made available to the holders of the Series M Preferred Shares for the year bears to the Total Dividends.~~

~~(6) No dividends on the Series M Preferred Shares shall be authorized by the Board of Directors or be paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibit such authorization, payment or setting apart for payment or provide that such authorization, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such authorization or payment shall be restricted or prohibited by law. Notwithstanding the foregoing, dividends on the Series M Preferred Shares will accrue whether or not there are funds legally available for the payment of such distributions or such distributions are authorized.~~

~~(d) Liquidation Rights.~~

~~(1) Upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the holders of the Series M Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Corporation legally available for distribution to its shareholders, before any payment or distribution shall be made on any Junior Shares or any Fully Junior Shares, the amount of $250.00 per share, plus an amount equal to any accrued and unpaid distributions thereon to the date of such liquidation, dissolution or winding up.~~

~~(2) After payment of the full amount of the liquidating distributions provided for in this Section to the holders of the Series M Preferred Shares, such holders shall have no right or claim to any of the remaining assets of the Corporation.~~

~~(3) If, upon any voluntary or involuntary dissolution, liquidation, or winding up of the Corporation, the amounts payable with respect to the liquidating distributions of the Series M Preferred Shares and any other shares of the Corporation ranking as to any such distribution on a parity with the Series M Preferred Shares are not paid in full, the holders of the Series M Preferred Shares and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they are entitled.~~

~~(4) Neither the sale, lease, transfer or conveyance of all or substantially all of the property or business of the Corporation, the merger or consolidation of the Corporation into or with any other entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section.~~

~~(e) Redemption by the Corporation.~~

~~(1) Optional Redemption. On and after January 31, 2011, the Corporation may, at its option, redeem at any time all or, from time to time, part of the Series M Preferred Shares at a price per share (the “Series M Redemption Price”), payable in cash, of $250.00, together with all accrued and unpaid distributions thereon, without interest, to and including the date fixed for redemption (the “Series M Redemption Date”). The Series M Preferred Shares have no stated maturity and will not be subject to any sinking fund or mandatory redemption provisions.~~

~~(2) Procedures of Redemption.~~

~~(i) Notice of redemption will be mailed by the Corporation, postage prepaid, not less than 30 nor more than 60 days prior to the Series M Redemption Date, addressed to each holder of record of the Series M Preferred Shares to be redeemed at the address set forth in the share transfer records of the Corporation. No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series M Preferred Shares, except as to the holder to whom the Corporation has failed to give notice or except as to the holder to whom notice was defective. In addition to any information required by law or by the applicable rules of any exchange upon which Series M Preferred Shares (or depositary shares or receipts representing fractional interests in Series M Preferred Shares) may be listed or admitted to trading, such notice shall state: (a) the Series M Redemption Date; (b) the Series M Redemption Price; (c) the number of Series M Preferred Shares to be redeemed; (d) the place or places where certificates for such shares are to be surrendered for payment of the Series M Redemption Price; and (e) that dividends on the shares to be redeemed will cease to accumulate on the Series M Redemption Date. In case fewer than all of the Series M Preferred Shares held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of Series M Preferred Shares to be redeemed from such holder.~~

~~(ii) If notice has been mailed in accordance with subparagraph (e)(2)(i) above and provided that on or before the Series M Redemption Date specified in such notice all funds necessary for such redemption shall have been irrevocably set aside by the Corporation, separate and apart from its other funds in trust for the pro rata benefit of the holders of the Series M Preferred Shares so called for redemption, so as to be, and to continue to be available therefor, then, from and after the Series M Redemption Date, dividends on the Series M Preferred Shares so called for redemption shall cease to accumulate, said shares shall no longer be deemed to be outstanding and shall not have the status of Series M Preferred Shares and all rights of the holders thereof as shareholders of the Corporation (except the right to receive the Series M Redemption Price) shall cease. Upon surrender, in accordance with such notice, of the certificates for any Series M Preferred Shares so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and the notice shall so state), such Series M Preferred Shares shall be redeemed by the Corporation at the Series M Redemption Price. In case fewer~~

~~than all the Series M Preferred Shares represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed Series M Preferred Shares without cost to the holder thereof.~~

~~(iii) Any funds deposited with a bank or trust company for the purpose of redeeming Series M Preferred Shares shall be irrevocable except that:~~

~~(A) the Corporation shall be entitled to receive from such bank or trust company the interest or other earnings, if any, earned on any money so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings; and~~

~~(B) any balance of monies so deposited by the Corporation and unclaimed by the holders of the Series M Preferred Shares entitled thereto at the expiration of two years from the applicable Series M Redemption Date shall be repaid, together with any interest or other earnings earned thereon, to the Corporation, and after any such repayment, the holders of the shares entitled to the funds so repaid to the Corporation shall look only to the Corporation for payment without interest or other earnings.~~

~~(iv) Unless full accumulated dividends on all Series M Preferred Shares shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods and the then current Dividend Period, no Series M Preferred Shares shall be redeemed or purchased or otherwise acquired directly or indirectly by the Corporation or any subsidiary of the Corporation and no shares of any series of preferred shares of the Corporation shall be redeemed unless all outstanding Series M Preferred Shares are simultaneously redeemed; provided, however, that the foregoing shall not prevent the redemption of Series M Preferred Shares to preserve the REIT status of the Corporation or the purchase or acquisition of Series M Preferred Shares pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series M Preferred Shares.~~

~~(v) If the Series M Redemption Date is after a Record Date and before the related Quarterly Dividend Date, the dividend payable on such Quarterly Dividend Date shall be paid to the holder in whose name the Series M Preferred Shares to be redeemed are registered at the close of business on such Record Date notwithstanding the redemption thereof between such Record Date and the related Quarterly Dividend Date or the Corporation’s default in the payment of the dividend due.~~

~~(vi) In case of redemption of less than all Series M Preferred Shares at the time outstanding, the Series M Preferred Shares to be redeemed shall be selected pro rata from the holders of record of such shares in proportion to the number of Series M Preferred Shares held by such holders (with adjustments to avoid redemption of fractional shares) or by any other equitable method determined by the Corporation.~~

~~(f) Voting Rights. Except as required by law and as set forth below, the holders of the Series M Preferred Shares shall not be entitled to vote at any meeting of the shareholders for the election of Directors or for any other purpose, to otherwise participate in any action taken by the Corporation or the shareholders thereof or to receive notice of any meeting of shareholders.~~

~~(1) Whenever dividends on any Series M Preferred Shares shall be in arrears for six or more quarterly periods, whether or not such quarterly periods are consecutive, the holders of such Series M Preferred Shares (voting separately as a class with all other series of preferred shares upon which like voting rights have been conferred and are exercisable) will be entitled to vote for the election of two additional Directors of the Corporation at a special meeting called by the holders of record of at least ten percent (10%) of any series of preferred shares so in arrears (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of the shareholders) or at the next annual meeting of shareholders and at each subsequent annual meeting until all dividends accumulated on such Series M Preferred Shares for the past dividend periods and the then current dividend period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment. In such case, the entire Board of Directors of the Corporation will be increased by two Directors.~~

~~(2) So long as any Series M Preferred Shares remain outstanding, the Corporation will not, without the affirmative vote or consent of the holders of at least two-thirds of the Series M Preferred Shares outstanding at the time, given in person or by proxy, either in writing or at a meeting (such series voting separately as a class), (i) authorize or create, or increase the authorized or issued amount of, any class or series of capital shares ranking prior to the Series M Preferred Shares with respect to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up or reclassify any authorized shares of the Corporation into such shares, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares or (ii) amend, alter or repeal the provisions of the Corporation’s Articles of Incorporation, whether by merger, consolidation or otherwise (an “Event”), so as to materially and adversely affect any right, preference, privilege or voting power of the Series M Preferred Shares or the holders thereof; provided, however, with respect to the occurrence of any of the Events set forth in (ii) above, so long as the Series M Preferred Shares remain outstanding with the terms thereof materially unchanged, taking into account that upon the occurrence of an Event the Corporation may not be the surviving entity, the occurrence of any such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting power of holders of Series M Preferred Shares and provided further that (x) any increase in the amount of the authorized preferred shares or the creation or issuance of any other series of preferred shares, or (u) any increase in the amount of authorized Series M Preferred Shares or any other preferred shares, in each case ranking on a parity with or junior to the Series M Preferred Shares with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.~~

~~The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding Series M Preferred Shares shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.~~

~~(3) On each matter submitted to a vote of the holders of Series M Preferred Shares in accordance with this Section or as otherwise required by law, each Series M Preferred Share shall be entitled to ten (10) votes, each of which ten (10) votes may be directed separately by the holder thereof (or by any proxy or proxies of such holder). With respect to each Series M Preferred Share, the holder thereof may designate up to ten (10) proxies, with each such proxy having the right to vote a whole number of votes (totaling ten (10) votes per Series M Preferred Share).~~

~~(g) Conversion. The Series M Preferred Shares are not convertible into or exchangeable for any other property or securities of the Corporation.~~

~~Exhibit E~~

~~to the~~

~~Fourth Amended and Restated~~

~~Articles of Incorporation of~~

~~Duke Realty Corporation~~

~~Series N Preferred Shares. Pursuant to the authority granted under Section 6.01 of the Corporation’s Third Restated Articles of Incorporation (the “Articles of Incorporation”), the Board of Directors of the Corporation hereby establishes a series of preferred shares designated the 7.25% Series N Cumulative Redeemable Preferred Shares ($0.01 par value per share) (liquidation preference $250.00 per share) (the “Series N Preferred Shares”) on the following terms:~~

~~(a) Number. The number of authorized shares of the Series N Preferred Shares shall be 440,000.~~

~~(b) Relative Seniority. In respect of rights to receive dividends and to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the Corporation, the Series N Preferred Shares shall rank (i) on a parity with any class or series of capital shares of the Corporation as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up (whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof are different from those of the Series N Preferred Shares), if the holders of such class or series of capital shares and the Series N Preferred Shares shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences without preference or priority one over the other, (ii) senior to any class or series of capital shares of the Corporation ranking, as to dividends or upon liquidation, junior to the Series N Preferred Shares (collectively, “Junior Shares”) and (iii) senior to the Series C Preferred Shares, shares of common stock (“Common Shares”) and any other class or series of capital shares of the Corporation ranking, as to dividends and upon liquidation, junior to the Series N Preferred Shares (collectively, “Fully Junior Shares”).~~

~~(c) Dividends.~~

~~(1) The holders of the then outstanding Series N Preferred Shares shall be entitled to receive, when and as declared by the Board of Directors out of any funds legally available therefor, cumulative dividends at the rate of 7.25% of the liquidation preference per share per year, payable quarterly in equal amounts of $4.53125 per share in cash on the last calendar day of each March, June, September and December, or, if not a Business Day (as hereinafter defined), the next succeeding Business Day (each such day being hereinafter called a “Quarterly Dividend Date” and each period ending on a Quarterly Dividend Date being hereinafter called a “Dividend Period”), provided, however, that the first distribution on the Series N Preferred Shares will be paid on September 30, 2006. Dividends shall be payable to holders of record as they appear in the share records of the Corporation at the close of business on the applicable record date (the “Record Date”), which shall be on such date designated by the Board of Directors of the Corporation for the payment of dividends that is not more than 30 nor less than 10 days prior to such Quarterly Dividend Date. The amount of any dividend payable for any partial Dividend Period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends on each share of Series N Preferred Shares shall accrue and be cumulative from and including the date of original issue thereof whether or not (i) there are funds legally available for the payment of such dividends or (ii) such dividends are authorized. Dividends paid on the Series N Preferred Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a per-share basis among all such shares at the time outstanding. Except as provided in subparagraph (e)(2)(iv) and the last sentence of this paragraph, unless the full cumulative dividends on the Series N Preferred Shares have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods and the then current Dividend Period, no dividends (other than dividends payable solely in Common Shares or other Fully Junior Shares) shall be declared or paid or set aside for payment or other distribution made upon the Common Shares or any other capital shares of the Corporation ranking junior to or on a parity with the Series N Preferred Shares as to dividends or upon~~

~~liquidation, nor shall any Common Shares or any other capital shares of the Corporation ranking junior to or on a parity with the Series N Preferred Shares as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of such shares) by the Corporation or any subsidiary of the Corporation (except for conversion into or exchange for such capital shares of the Corporation ranking junior to the Series N Preferred Shares as to dividends and upon liquidation). If accrued dividends on the Series N Preferred Shares for all prior Dividend Periods have not been paid in full, then any dividend declared on the Series N Preferred Shares for any Dividend Period and on any series of preferred shares at the time outstanding ranking on a parity as to the dividends with the Series N Preferred Shares will be declared ratably in proportion to accrued and unpaid dividends on the Series N Preferred Shares and such series of preferred shares at the time outstanding ranking on a parity as to dividends with the Series N Preferred Shares.~~

~~“Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.~~

~~(2) The amount of any dividends accrued on any Series N Preferred Shares at any Quarterly Dividend Date shall be the amount of any unpaid dividends accumulated thereon, to and including such Quarterly Dividend Date, whether or not earned or declared, and the amount of dividends accrued on any shares of Series N Preferred Shares at any date other than a Quarterly Dividend Date shall be equal to the sum of the amount of any unpaid dividends accumulated thereon, to and including the last preceding Quarterly Dividend Date, whether or not earned or declared, plus an amount calculated on the basis of the annual dividend rate of 7.25% per share, for the period after such last preceding Quarterly Dividend Date to and including the date as of which the calculation is made based on a 360-day year consisting of twelve 30-day months.~~

~~(3) Except as otherwise expressly provided herein, the Series N Preferred Shares shall not be entitled to participate in the earnings or assets of the Corporation.~~

~~(4) Any dividend payment made on the Series N Preferred Shares shall be first credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable.~~

~~(5) If, for any taxable year, the Corporation elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the dividends paid or made available for the year to holders of all classes of capital shares (the “Total Dividends”), then the portion of the Capital Gains Amount that shall be allocated to the holders of the Series N Preferred Shares shall be the amount that the total dividends paid or made available to the holders of the Series N Preferred Shares for the year bears to the Total Dividends.~~

~~(6) No dividends on the Series N Preferred Shares shall be authorized by the Board of Directors or be paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibit such authorization, payment or setting apart for payment or provide that such authorization, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such authorization or payment shall be restricted or prohibited by law. Notwithstanding the foregoing, dividends on the Series N Preferred Shares will accrue whether or not there are funds legally available for the payment of such dividends or such dividends are authorized.~~

~~(d) Liquidation Rights.~~

~~(1) Upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the holders of the Series N Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Corporation legally available for distribution to its shareholders, before any payment or distribution shall be made on any Junior Shares or any Fully Junior Shares, the amount of $250.00 per share, plus an amount equal to any accrued and unpaid distributions thereon to the date of such liquidation, dissolution or winding up.~~

~~(2) After payment of the full amount of the liquidating distributions provided for in this Subsection (d) to the holders of the Series N Preferred Shares, such holders shall have no right or claim to any of the remaining assets of the Corporation.~~

~~(3) If, upon any voluntary or involuntary dissolution, liquidation, or winding up of the Corporation, the amounts payable with respect to the liquidating distributions of the Series N Preferred Shares and any other shares of the Corporation ranking as to any such distribution on a parity with the Series N Preferred Shares are not paid in full, the holders of the Series N Preferred Shares and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they are entitled.~~

~~(4) Neither the sale, lease, transfer or conveyance of all or substantially all of the property or business of the Corporation, the merger or consolidation of the Corporation into or with any other entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Subsection (d).~~

~~(e) Redemption by the Corporation.~~

~~(1) Optional Redemption. The Series N Preferred Shares are not redeemable prior to June 30, 2011. On and after June 30, 2011, the Corporation may, at its option, redeem at any time all or, from time to time, part of the Series N Preferred Shares at a price per share (the “Series N Redemption Price”), payable in cash, of $250.00, together with all accrued and unpaid distributions thereon, without interest, to and including the date fixed for redemption (the “Series N Redemption Date”). The Series N Preferred Shares have no stated maturity and will not be subject to any sinking fund or mandatory redemption provisions.~~

~~(2) Procedures of Redemption.~~

~~(i) Notice of redemption will be mailed by the Corporation, postage prepaid, not less than 30 nor more than 60 days prior to the Series N Redemption Date, addressed to each holder of record of the Series N Preferred Shares to be redeemed at the address set forth in the share transfer records of the Corporation. No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series N Preferred Shares, except as to the holder to whom the Corporation has failed to give notice or except as to the holder to whom notice was defective. In addition to any information required by law or by the applicable rules of any exchange upon which Series N Preferred Shares (or depositary shares or receipts representing fractional interests in Series N Preferred Shares) may be listed or admitted to trading, such notice shall state: (a) the Series N Redemption Date; (b) the Series N Redemption Price; (c) the number of Series N Preferred Shares to be redeemed; (d) the place or places where certificates for such shares are to be surrendered for payment of the Series N Redemption Price; and (e) that dividends on the shares to be redeemed will cease to accumulate from and after the Series N Redemption Date. In case fewer than all of the Series N Preferred Shares held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of Series N Preferred Shares to be redeemed from such holder.~~

~~(ii) If notice has been mailed in accordance with subparagraph (e)(2)(i) above and provided that on or before the Series N Redemption Date specified in such notice all funds necessary for such redemption shall have been irrevocably set aside by the Corporation, separate and apart from its other funds in trust for the pro rata benefit of the holders of the Series N Preferred Shares so called for redemption, so as to be, and to continue to be available therefor, then, from and after the Series N Redemption Date, dividends on the Series N Preferred Shares so called for redemption shall cease to accumulate, said shares shall no longer be deemed to be outstanding and shall not have the status of Series N Preferred Shares and all rights of the holders thereof as shareholders of the Corporation (except the right to receive the Series N Redemption Price) shall cease. Upon surrender, in accordance with such notice, of the certificates for any Series N Preferred Shares so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and the notice shall so state), such Series N Preferred Shares shall be redeemed by the Corporation at the Series N Redemption Price. In case fewer~~

~~than all the Series N Preferred Shares represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed Series N Preferred Shares without cost to the holder thereof.~~

~~(iii) Any funds deposited with a bank or trust company for the purpose of redeeming Series N Preferred Shares shall be irrevocable except that:~~

~~(A) the Corporation shall be entitled to receive from such bank or trust company the interest or other earnings, if any, earned on any money so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings; and~~

~~(B) any balance of monies so deposited by the Corporation and unclaimed by the holders of the Series N Preferred Shares entitled thereto at the expiration of two years from the applicable Series N Redemption Date shall be repaid, together with any interest or other earnings earned thereon, to the Corporation, and after any such repayment, the holders of the shares entitled to the funds so repaid to the Corporation shall look only to the Corporation for payment without interest or other earnings.~~

~~(iv) Unless full accumulated dividends on all Series N Preferred Shares shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods and the then current Dividend Period, no Series N Preferred Shares shall be redeemed or purchased or otherwise acquired directly or indirectly by the Corporation or any subsidiary of the Corporation and no shares of any series of preferred shares of the Corporation shall be redeemed unless all outstanding Series N Preferred Shares are simultaneously redeemed; provided, however, that the foregoing shall not prevent the redemption of Series N Preferred Shares to preserve the REIT status of the Corporation or the purchase or acquisition of Series N Preferred Shares pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series N Preferred Shares.~~

~~(v) If the Series N Redemption Date is after a Record Date and before the related Quarterly Dividend Date, the dividend payable on such Quarterly Dividend Date shall be paid to the holder in whose name the Series N Preferred Shares to be redeemed are registered at the close of business on such Record Date notwithstanding the redemption thereof between such Record Date and the related Quarterly Dividend Date or the Corporation’s default in the payment of the dividend due.~~

~~(vi) In case of redemption of less than all Series N Preferred Shares at the time outstanding, the Series N Preferred Shares to be redeemed shall be selected pro rata from the holders of record of such shares in proportion to the number of Series N Preferred Shares held by such holders (with adjustments to avoid redemption of fractional shares) or by any other equitable method determined by the Corporation.~~

~~(f) Voting Rights. Except as required by law and as set forth below, the holders of the Series N Preferred Shares shall not be entitled to vote at any meeting of the shareholders for the election of Directors or for any other purpose, to otherwise participate in any action taken by the Corporation or the shareholders thereof or to receive notice of any meeting of shareholders.~~

~~(1) Whenever dividends on any Series N Preferred Shares shall be in arrears for six or more quarterly periods, whether or not such quarterly periods are consecutive, the holders of such Series N Preferred Shares (voting separately as a class with all other series of preferred shares upon which like voting rights have been conferred and are exercisable) will be entitled to vote for the election of two additional Directors of the Corporation at a special meeting called by the holders of record of at least ten percent (10%) of any series of preferred shares so in arrears (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of the shareholders) or at the next annual meeting of shareholders and at each subsequent annual meeting until all dividends accumulated on such Series N Preferred Shares for the past dividend periods and the then current dividend period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment. In such case, the entire Board of Directors of the Corporation will be increased by two Directors.~~

~~(2) So long as any Series N Preferred Shares remain outstanding, the Corporation will not, without the affirmative vote or consent of the holders of at least two-thirds of the Series N Preferred Shares outstanding at the time, given in person or by proxy, either in writing or at a meeting (such series voting separately as a class), (i) authorize or create, or increase the authorized or issued amount of, any class or series of capital shares ranking prior to the Series N Preferred Shares with respect to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up or reclassify any authorized shares of the Corporation into such shares, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares or (ii) amend, alter or repeal the provisions of the Corporation’s Articles of Incorporation, whether by merger, consolidation or otherwise (an “Event”), so as to materially and adversely affect any right, preference, privilege or voting power of the Series N Preferred Shares or the holders thereof; provided, however, with respect to the occurrence of any of the Events set forth in (ii) above, so long as the Series N Preferred Shares remain outstanding with the terms thereof materially unchanged, taking into account that upon the occurrence of an Event the Corporation may not be the surviving entity, the occurrence of any such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting power of holders of Series N Preferred Shares and provided further that (x) any increase in the amount of the authorized preferred shares or the creation or issuance of any other series of preferred shares, or (u) any increase in the amount of authorized Series N Preferred Shares or any other preferred shares, in each case ranking on a parity with or junior to the Series N Preferred Shares with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.~~

~~The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding Series N Preferred Shares shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.~~

~~(3) On each matter submitted to a vote of the holders of Series N Preferred Shares in accordance with this Section or as otherwise required by law, each Series N Preferred Share shall be entitled to ten (10) votes, each of which ten (10) votes may be directed separately by the holder thereof (or by any proxy or proxies of such holder). With respect to each Series N Preferred Share, the holder thereof may designate up to ten (10) proxies, with each such proxy having the right to vote a whole number of votes (totaling ten (10) votes per Series N Preferred Share).~~

~~(g) Conversion. The Series N Preferred Shares are not convertible into or exchangeable for any other property or securities of the Corporation.~~

~~Exhibit F~~

~~to the~~

~~Fourth Amended and Restated~~

~~Articles of Incorporation of~~

~~Duke Realty Corporation~~

~~Series O Preferred Shares. Pursuant to the authority granted under Section 6.01 of the Corporation’s Third Amended and Restated Articles of Incorporation (the “Articles of Incorporation”), the Board of Directors of the Corporation hereby establishes a series of preferred shares designated the 8.375% Series O Cumulative Redeemable Preferred Shares ($0.01 par value per share) (liquidation preference $250.00 per share) (the “Series O Preferred Shares”) on the following terms:~~

~~(a) Number. The number of authorized shares of the Series O Preferred Shares shall be 1,265,000.~~

~~(b) Relative Seniority. In respect of rights to receive dividends and to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the Corporation, the Series O Preferred Shares shall rank (i) on a parity with any class or series of capital shares of the Corporation as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up (whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof are different from those of the Series O Preferred Shares), if the holders of such class or series of capital shares and the Series O Preferred Shares shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences without preference or priority one over the other, (ii) senior to any class or series of capital shares of the Corporation ranking, as to dividends or upon liquidation, junior to the Series O Preferred Shares (collectively, “Junior Shares”) and (iii) senior to the Series C Preferred Shares, shares of common stock (“Common Shares”) and any other class or series of capital shares of the Corporation ranking, as to dividends and upon liquidation, junior to the Series O Preferred Shares (collectively, “Fully Junior Shares”).~~

~~(c) Dividends.~~

~~(1) The holders of the then outstanding Series O Preferred Shares shall be entitled to receive, when and as declared by the Board of Directors out of any funds legally available therefor, cumulative dividends at the rate of 8.375% of the liquidation preference per share per year, payable quarterly in equal amounts of $5.23437 per share in cash on the last calendar day of each March, June, September and December, or, if not a Business Day (as hereinafter defined), the next succeeding Business Day (each such day being hereinafter called a “Quarterly Dividend Date” and each period ending on a Quarterly Dividend Date being hereinafter called a “Dividend Period”), provided, however, that the first distribution on the Series O Preferred Shares will be paid on March 31, 2008. Dividends shall be payable to holders of record as they appear in the share records of the Corporation at the close of business on the applicable record date (the “Record Date”), which shall be on such date designated by the Board of Directors of the Corporation for the payment of dividends that is not more than 30 nor less than 10 days prior to such Quarterly Dividend Date. The amount of any dividend payable for any partial Dividend Period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends on each Series O Preferred Share shall accrue and be cumulative from and including the date of original issue thereof whether or not (i) there are funds legally available for the payment of such dividends or (ii) such dividends are authorized. Dividends paid on the Series O Preferred Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a per-share basis among all such shares at the time outstanding. Except as provided in subparagraph (e)(2)(iv) and the last sentence of this paragraph, unless the full cumulative dividends on the Series O Preferred Shares have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods and the then current Dividend Period, no dividends (other than dividends payable solely in Common Shares or other Fully Junior Shares) shall be declared or paid or set aside for payment or other distribution made upon the Common Shares or any other capital shares of the~~

~~Corporation ranking junior to or on a parity with the Series O Preferred Shares as to dividends or upon liquidation, nor shall any Common Shares or any other capital shares of the Corporation ranking junior to or on a parity with the Series O Preferred Shares as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of such shares) by the Corporation or any subsidiary of the Corporation (except for conversion into or exchange for such capital shares of the Corporation ranking junior to the Series O Preferred Shares as to dividends and upon liquidation). If accrued dividends on the Series O Preferred Shares for all prior Dividend Periods have not been paid in full, then any dividend declared on the Series O Preferred Shares for any Dividend Period and on any series of preferred shares at the time outstanding ranking on a parity as to the dividends with the Series O Preferred Shares will be declared ratably in proportion to accrued and unpaid dividends on the Series O Preferred Shares and such series of preferred shares at the time outstanding ranking on a parity as to dividends with the Series O Preferred Shares.~~

~~“Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.~~

~~(2) The amount of any dividends accrued on any Series O Preferred Shares at any Quarterly Dividend Date shall be the amount of any unpaid dividends accumulated thereon, to and including such Quarterly Dividend Date, whether or not earned or declared, and the amount of dividends accrued on any shares of Series O Preferred Shares at any date other than a Quarterly Dividend Date shall be equal to the sum of the amount of any unpaid dividends accumulated thereon, to and including the last preceding Quarterly Dividend Date, whether or not earned or declared, plus an amount calculated on the basis of the annual dividend rate of 8.375% per share, for the period after such last preceding Quarterly Dividend Date to and including the date as of which the calculation is made based on a 360-day year consisting of twelve 30-day months.~~

~~(3) Except as otherwise expressly provided herein, the Series O Preferred Shares shall not be entitled to participate in the earnings or assets of the Corporation.~~

~~(4) Any dividend payment made on the Series O Preferred Shares shall be first credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable.~~

~~(5) If, for any taxable year, the Corporation elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the dividends paid or made available for the year to holders of all classes of capital shares (the “Total Dividends”), then the portion of the Capital Gains Amount that shall be allocated to the holders of the Series O Preferred Shares shall be the amount that the total dividends paid or made available to the holders of the Series O Preferred Shares for the year bears to the Total Dividends.~~

~~(6) No dividends on the Series O Preferred Shares shall be authorized by the Board of Directors or be paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibit such authorization, payment or setting apart for payment or provide that such authorization, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such authorization or payment shall be restricted or prohibited by law. Notwithstanding the foregoing, dividends on the Series O Preferred Shares will accrue whether or not there are funds legally available for the payment of such dividends or such dividends are authorized.~~

~~(d) Liquidation Rights.~~

~~(1) Upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the holders of the Series O Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Corporation legally available for distribution to its shareholders, before any payment or distribution shall be made on any Junior Shares or any Fully Junior Shares, the amount of $250.00 per share, plus an~~

~~amount equal to any accrued and unpaid distributions thereon to the date of such liquidation, dissolution or winding up.~~

~~(2) After payment of the full amount of the liquidating distributions provided for in this Subsection (d) to the holders of the Series O Preferred Shares, such holders shall have no right or claim to any of the remaining assets of the Corporation.~~

~~(3) If, upon any voluntary or involuntary dissolution, liquidation, or winding up of the Corporation, the amounts payable with respect to the liquidating distributions of the Series O Preferred Shares and any other shares of the Corporation ranking as to any such distribution on a parity with the Series O Preferred Shares are not paid in full, the holders of the Series O Preferred Shares and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they are entitled.~~

~~(4) Neither the sale, lease, transfer or conveyance of all or substantially all of the property or business of the Corporation, the merger or consolidation of the Corporation into or with any other entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Subsection (d).~~

~~(e) Redemption by the Corporation.~~

~~(1) Optional Redemption. The Series O Preferred Shares are not redeemable prior to February 22, 2013. On and after February 22, 2013, the Corporation may, at its option, redeem at any time all or, from time to time, part of the Series O Preferred Shares at a price per share (the “Series O Redemption Price”), payable in cash, of $250.00, together with all accrued and unpaid distributions thereon, without interest, to and including the date fixed for redemption (the “Series O Redemption Date”). The Series O Preferred Shares have no stated maturity and will not be subject to any sinking fund or mandatory redemption provisions.~~

~~(2) Procedures of Redemption.~~

~~(i) Notice of redemption will be mailed by the Corporation, postage prepaid, not less than 30 nor more than 60 days prior to the Series O Redemption Date, addressed to each holder of record of the Series O Preferred Shares to be redeemed at the address set forth in the share transfer records of the Corporation. No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series O Preferred Shares, except as to the holder to whom the Corporation has failed to give notice or except as to the holder to whom notice was defective. In addition to any information required by law or by the applicable rules of any exchange upon which Series O Preferred Shares (or depositary shares or receipts representing fractional interests in Series O Preferred Shares) may be listed or admitted to trading, such notice shall state: (a) the Series O Redemption Date; (b) the Series O Redemption Price; (c) the number of Series O Preferred Shares to be redeemed; (d) the place or places where certificates for such shares are to be surrendered for payment of the Series O Redemption Price; and (e) that dividends on the shares to be redeemed will cease to accumulate from and after the Series O Redemption Date. In case fewer than all of the Series O Preferred Shares held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of Series O Preferred Shares to be redeemed from such holder.~~

~~(ii) If notice has been mailed in accordance with subparagraph (e)(2)(i) above and provided that on or before the Series O Redemption Date specified in such notice all funds necessary for such redemption shall have been irrevocably set aside by the Corporation, separate and apart from its other funds in trust for the pro rata benefit of the holders of the Series O Preferred Shares so called for redemption, so as to be, and to continue to be available therefor, then, from and after the Series O Redemption Date, dividends on the Series O Preferred Shares so called for redemption shall cease to accumulate, said shares shall no longer be deemed to be outstanding and shall not have the status of Series O Preferred Shares and all rights of the holders thereof as shareholders of the Corporation (except the right to receive the Series O Redemption Price) shall cease. Upon surrender, in accordance with such notice, of the certificates for any Series O Preferred Shares so redeemed~~

~~(properly endorsed or assigned for transfer, if the Corporation shall so require and the notice shall so state), such Series O Preferred Shares shall be redeemed by the Corporation at the Series O Redemption Price. In case fewer than all the Series O Preferred Shares represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed Series O Preferred Shares without cost to the holder thereof.~~

~~(iii) Any funds deposited with a bank or trust company for the purpose of redeeming Series O Preferred Shares shall be irrevocable except that:~~

~~(A) the Corporation shall be entitled to receive from such bank or trust company the interest or other earnings, if any, earned on any money so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings; and~~

~~(B) any balance of monies so deposited by the Corporation and unclaimed by the holders of the Series O Preferred Shares entitled thereto at the expiration of two years from the applicable Series O Redemption Date shall be repaid, together with any interest or other earnings earned thereon, to the Corporation, and after any such repayment, the holders of the shares entitled to the funds so repaid to the Corporation shall look only to the Corporation for payment without interest or other earnings.~~

~~(iv) Unless full accumulated dividends on all Series O Preferred Shares shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods and the then current Dividend Period, no Series O Preferred Shares shall be redeemed or purchased or otherwise acquired directly or indirectly by the Corporation or any subsidiary of the Corporation and no shares of any series of preferred shares of the Corporation shall be redeemed unless all outstanding Series O Preferred Shares are simultaneously redeemed; provided, however, that the foregoing shall not prevent the redemption of Series O Preferred Shares to preserve the REIT status of the Corporation or the purchase or acquisition of Series O Preferred Shares pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series O Preferred Shares.~~

~~(v) If the Series O Redemption Date is after a Record Date and before the related Quarterly Dividend Date, the dividend payable on such Quarterly Dividend Date shall be paid to the holder in whose name the Series O Preferred Shares to be redeemed are registered at the close of business on such Record Date notwithstanding the redemption thereof between such Record Date and the related Quarterly Dividend Date or the Corporation’s default in the payment of the dividend due.~~

~~(vi) In case of redemption of less than all Series O Preferred Shares at the time outstanding, the Series O Preferred Shares to be redeemed shall be selected pro rata from the holders of record of such shares in proportion to the number of Series O Preferred Shares held by such holders (with adjustments to avoid redemption of fractional shares) or by any other equitable method determined by the Corporation.~~

~~(f) Voting Rights. Except as required by law and as set forth below, the holders of the Series O Preferred Shares shall not be entitled to vote at any meeting of the shareholders for the election of Directors or for any other purpose, to otherwise participate in any action taken by the Corporation or the shareholders thereof or to receive notice of any meeting of shareholders.~~

~~(1) Whenever dividends on any Series O Preferred Shares shall be in arrears for six or more quarterly periods, whether or not such quarterly periods are consecutive, the holders of such Series O Preferred Shares (voting separately as a class with all other series of preferred shares upon which like voting rights have been conferred and are exercisable) will be entitled to vote for the election of two additional Directors of the Corporation at a special meeting called by the holders of record of at least ten percent (10%) of any series of preferred shares so in arrears (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of the shareholders) or at the next annual meeting of shareholders and at each subsequent annual meeting until all dividends accumulated on such Series O Preferred Shares for the past~~

~~dividend periods and the then current dividend period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment. In such case, the entire Board of Directors of the Corporation will be increased by two Directors.~~

~~(2) So long as any Series O Preferred Shares remain outstanding, the Corporation will not, without the affirmative vote or consent of the holders of at least two-thirds of the Series O Preferred Shares outstanding at the time, given in person or by proxy, either in writing or at a meeting (such series voting separately as a class), (i) authorize or create, or increase the authorized or issued amount of, any class or series of capital shares ranking prior to the Series O Preferred Shares with respect to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up or reclassify any authorized shares of the Corporation into such shares, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares or (ii) amend, alter or repeal the provisions of the Corporation’s Articles of Incorporation, whether by merger, consolidation or otherwise (an “Event”), so as to materially and adversely affect any right, preference, privilege or voting power of the Series O Preferred Shares or the holders thereof; provided, however, with respect to the occurrence of any of the Events set forth in (ii) above, so long as the Series O Preferred Shares remain outstanding with the terms thereof materially unchanged, taking into account that upon the occurrence of an Event the Corporation may not be the surviving entity, the occurrence of any such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting power of holders of Series O Preferred Shares and provided further that (x) any increase in the amount of the authorized preferred shares or the creation or issuance of any other series of preferred shares, or (y) any increase in the amount of authorized Series O Preferred Shares or any other preferred shares, in each case ranking on a parity with or junior to the Series O Preferred Shares with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.~~

~~The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding Series O Preferred Shares shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.~~

~~(3) On each matter submitted to a vote of the holders of Series O Preferred Shares in accordance with this Section or as otherwise required by law, each Series O Preferred Share shall be entitled to ten (10) votes, each of which ten (10) votes may be directed separately by the holder thereof (or by any proxy or proxies of such holder). With respect to each Series O Preferred Share, the holder thereof may designate up to ten (10) proxies, with each such proxy having the right to vote a whole number of votes (totaling ten (10) votes per Series O Preferred Share).~~

~~(g) Conversion. The Series O Preferred Shares are not convertible into or exchangeable for any other property or securities of the Corporation.~~

DUKE REALTY CORPORATION ATTN: INVESTOR RELATIONS 600 EAST 96TH STREET SUITE 100 INDIANAPOLIS, IN 46240

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 P.M. Eastern Time on April 29, 2014. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by the Company in mailing proxy materials, you may consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for such electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 P.M. Eastern Time on April 29, 2014. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIl Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE IN PERSON

If you would like to attend the annual meeting and vote in person, please contact the Company at 1-800-875-3366 for directions to the annual meeting. You are entitled to attend the annual meeting only if you were a shareholder as of the close of business on February 24, 2014 or hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a shareholder of record, but hold shares through a broker, trustee or nominee, you must provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to February 24, 2014 or similar evidence of ownership. If you do not provide photo identification and comply with the other procedures outlined above, you will not be admitted to the annual meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M66499-P45580-Z62165 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DUKE REALTY CORPORATION
The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors	For	Against	Abstain
1a. Thomas J. Baltimore, Jr.	☐	☐	☐	2.	To vote on a non-binding resolution to approve the compensation of the Company’s executive officers for 2013;	☐	☐	☐
1b. William Cavanaugh, III	☐	☐	☐	3.	To ratify the reappointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year 2014;	☐	☐	☐
1c. Alan H. Cohen	☐	☐	☐	4.

To approve three proposals to amend our articles of incorporation, including to:

a.     Increase the number of shares of common stock that we are authorized to issue;

b.     Establish certain detailed stock ownership and transfer restrictions intended to enable the Company to better protect our status as a real estate investment trust; and

c.     Eliminate certain references or sections that are no longer applicable and make other ministerial changes; and

To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.

1d. Ngaire E. Cuneo 1e. Charles R. Eitel 1f. Martin C. Jischke, PhD.	☐ ☐ ☐	☐ ☐ ☐	☐ ☐ ☐			☐ ☐ ☐	☐ ☐ ☐	☐ ☐ ☐
1g. Dennis D. Oklak 1h. Melanie R. Sabelhaus	☐ ☐	☐ ☐	☐ ☐	5.		☐	☐	☐
1i. Peter M. Scott, III 1j. Jack R. Shaw	☐ ☐	☐ ☐	☐ ☐
1k. Michael E. Szymanczyk	☐	☐	☐	NOTE: The Board of Directors may transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
1l. Lynn C. Thurber	☐	☐	☐
1m. Robert J. Woodward Jr.	☐	☐	☐

				Please indicate if you plan to attend this meeting.		☐ Yes	☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Annual Report to Shareholders and Notice & Proxy Statement are available at www.proxyvote.com.

M66500-P45580-Z62165

DUKE REALTY CORPORATION

Annual Meeting of Shareholders

April 30, 2014 3:00 PM

THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dennis D. Oklak and Ann C. Dee, and each of them, attorneys-in-fact and proxies, with full power of substitution, to vote, as designated on the reverse side of this proxy, all shares of common stock of Duke Realty Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on April 30, 2014, at 3:00 p.m. local time, at the Renaissance Indianapolis North Hotel, 11925 N. Meridian Street, Carmel, Indiana 46032, and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is indicated, this proxy will be voted in accordance with the recommendations of the Board of Directors.

continued and to be signed on reverse side.